UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-08009

                       Old Mutual Insurance Series Fund
              (Exact name of registrant as specified in charter)
                                   --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                   (Name and address of agent for service)

                                   Copies to:

      William H. Rheiner, Esq.                      Andra C. Ozols, Esq.
 Ballard Spahr Andrews & Ingersoll, LLP           Old Mutual Capital, Inc.
   1735 Market Street, 51st Floor           4643 South Ulster Street, Suite 600
     Philadelphia, PA 19103-7599                      Denver, CO 80237
           (215) 864-8600                              (720) 200-7725

      Registrant's telephone number, including area code: 1-888-772-2888

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2007

Item 1. Reports to Stockholders.



[OLD MUTUAL INSURANCE SERIES FUND LOGO]


Old Mutual Columbus Circle Technology and Communications Portfolio











SEMI-ANNUAL REPORT                              June 30, 2007



TABLE OF CONTENTS


About This Report                                   2

Message to Shareholders                             4

Management Overview                                 6

Schedule of Investments                             9

Statement of Assets & Liabilities                  11

Statement of Operations                            12

Statement of Changes in Net Assets                 13

Financial Highlights                               14

Notes to Financial Statements                      15

Proxy Voting and Portfolio Holdings                22

Portfolio Expenses Example                         23

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/ or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of June 30, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

NYSE Arca Tech 100 Index

The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from major industries within the technology sector.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 2000 (R) Index

The unmanaged Russell 2000 (R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

S&P MidCap 400/Citigroup Growth and Value Index

The S&P MidCap  400/Citigroup  Growth and Value Index (introduced in the fall of
2005) employs a multi-factor methodology to calculate growth and value in separate dimensions. Style scores are calculated taking standardized measures of growth and value factors for each constituent. Combined, the growth and value index is exhaustive, containing the full market capitalization of the S&P MidCap 400.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am happy to report that your investment in the Old Mutual Insurance Series Fund posted positive returns for the six-month period ended June 30, 2007. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

Your Portfolio's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario - an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors.

As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 11.98%, and the S&P MidCap 400/Citigroup Value Index advanced 10.38% for the six-month period ended June 30, 2007. Mid-cap stocks outperformed the small-cap growth category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 6.45% and 6.96%, respectively.

The six months also ended, however, with investor enthusiasm tempered by two caution flags - the strengthening world economy has raised concerns about increased inflation, and a softening U.S. housing market has placed downward price pressure on securities linked to home mortgages.

Still, the S&P 500 Index, which hadn't seen a record close since March 2000, broke through to new highs in May and finished the period in firmly positive territory. Fixed-income investments generally finished the semi-annual period in slightly positive territory.

In addition to delivering attractive Portfolio performance for the period, we also saw two exciting new developments at Old Mutual unfold: We strengthened our management team, adding a new affiliated sub-advisor, and we undertook a comprehensive renovation of our shareholder Web site. On June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. Based in San Francisco, the firm has distinguished itself for more than 30 years by its disciplined approach to large-cap growth equity management.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund


Mr. Sluyters joined Old Mutual in September 2006 as President of the Old Mutual Insurance Series Fund. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

                     This page is intentionally left blank.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisor: Columbus Circle Investors


Performance Highlights

o The Old Mutual Columbus Circle Technology and Communications Portfolio gained 13.48% during the six-month period ended June 30, 2007. The Portfolio outperformed its benchmark, the NYSE Arca Tech 100 Index, which gained 8.32% during the same time period.

o Technology spending remained healthy during the period due to solid gross domestic product growth, record corporate margins and bandwidth constraints which are arising due to the explosive use of video over the Internet.

o Contributing to performance during the semi-annual period were stocks such as First Solar, Apple and CommScope (no longer a Portfolio holding), while QLogic (no longer a Portfolio holding), Network Appliance (no longer a Portfolio holding) and NeuStar (no longer a Portfolio holding) detracted from the Portfolio's absolute gains.


Q.   How did the Portfolio perform relative to its benchmark?

A. The Old Mutual Columbus Circle Technology and Communications Portfolio (the "Portfolio") gained 13.48% during the six-month period ended June 30, 2007. The Portfolio outperformed its benchmark, the NYSE Arca Tech 100 Index, which gained 8.32% during the same time period.

Q. What investment environment did the Portfolio face during the past six months?

A. Stocks in the technology sector posted gains during the six-month period ended June 30, 2007. The sector rose modestly during the first quarter, but experienced increased volatility due to concerns over the impact of tighter credit standards on the U.S. consumer. During the second quarter, technology stocks posted strong gains as global growth continued at a brisk pace, despite slower growth from the U.S. consumer.Technology spending remained healthy during the period due to solid gross domestic product growth, record corporate margins and bandwidth constraints which are arising due to the explosive use of video over the Internet.

Q.   Which market factors influenced the Portfolio's relative performance?

A. During the first quarter, the U.S. consumer was aided by solid employment growth and lower energy prices, offsetting declining housing prices and tighter credit standards. The U.S. consumer was negatively impacted by tighter credit standards during the second quarter, however. Columbus Circle Investors' ("Columbus Circle") avoidance of stocks that were exposed to U.S. consumer weakness aided the Portfolio's performance relative to the benchmark during the period.

Q.   How did composition affect Portfolio performance?

A. Contributing to performance during the semi-annual period were stocks such as First Solar, Apple and CommScope (no longer a Portfolio holding), while QLogic (no longer a Portfolio holding), Network Appliance (no longer a Portfolio holding) and NeuStar (no longer a Portfolio holding) detracted from the Portfolio's absolute gains.

     First Solar, a repeat winner and low cost designer and manufacturer of thin-film solar modules, significantly exceeded first-quarter expectations. The company benefited from higher throughput per production line and better-than-expected cell efficiency gains. Management raised their 2007 profit expectations above street expectations, due to a faster-than-expected ramp-up for the firm's new German facility and higher cell efficiency rates. Management indicated that they continue to see strengthening demand for their product due to its competitive low cost nature and global demand for cleaner energy.

     Apple, a leading personal computer and MP3 producer significantly beat earnings expectations due to strong margins and better-than-expected MAC units. Margin upside was driven by more competitive NAND flash pricing. In addition, the company launched the iPhone in Cingular stores on June 29, 2007. Apple's most significant new product since the launch of the iPod is expected to be sold out for quite some time.

     Commscope, a cable supplier to telecommunications companies and corporate enterprises, released a positive outlook for the March quarter, then significantly exceeded expectations when earnings were reported in April. Video over the Internet drove bandwidth constraints during the period and caused all three divisions (cable, telecommunications and enterprise) to produce better-than-expected results.

     QLogic, a storage component company with products that speed up performance of data flow, reported in-line profits during the period and provided expectations for future growth that disappointed the market. The firm's non-core controller business is tapering off faster than expected, while their new line of switches are taking longer than expected to penetrate top accounts.


Columbus Circle Technology and
Communication Portfolio

     Storage systems company Network Appliance benefited from the move to networked storage and the increasing need to archive data (due to disaster recovery and Sarbanes Oxley compliance). However, revenues for the first quarter were below expectations due to increased competition from EMC and some market saturation. Columbus Circle exited the position prior to the negative earnings announcement for the first quarter.

     Neustar, a telecom call routing and database service provider, beat first-quarter expectations, but was unable to raise guidance for the first time in a year. This was due to the recognition of revenue issues at the firm's recently acquired Followap division. Columbus Circle has exited the position as it believes this issue will affect the stock's value through the remainder of the year.

Q.   What is the investment outlook for the technology sector?

A. While economic growth has slowed modestly and lending standards have tightened, Columbus Circle believes the market will see a continuation of strong fundamentals in 2007 due to emerging market growth, solid U.S. employment and wage growth, as well as strong corporate cash flows. In addition, the sub-advisor notes that video streaming over the Internet is the most significant secular driver of technology spending this decade. The Portfolio will continue to focus on stocks of companies that the sub-advisor believes are dynamic, in attractive markets and positioned to benefit from positive industry dynamics and dominant secular trends. The emerging themes Columbus Circle remains focused on are video streaming and downloading, Internet advertising, next-generation carrier data spending (voice over IP, 3G, bandwidth optimization) and security. Columbus Circle believes the Portfolio is positioned to capitalize on these themes, the resurgent technology spending environment, as well as emerging technologies.



Top Ten Holdings
as of June 30, 2007


Google, Cl A                       5.0%
------------------------------------------
Apple                              4.9%
------------------------------------------
Qualcomm                           3.6%
------------------------------------------
Microsoft                          3.3%
------------------------------------------
Texas Instruments                  3.3%
------------------------------------------
Adobe Systems                      3.1%
------------------------------------------
Cisco Systems                      3.1%
------------------------------------------
Hewlett-Packard                    2.9%
------------------------------------------
Shire ADR                          2.8%
------------------------------------------
VeriSign                           2.6%
------------------------------------------
As a % of Total Portfolio
Investments                       34.6%
------------------------------------------


                                                  Columbus Circle Technology and
                                                         Communication Portfolio

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS PORTFOLIO - continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six       One       Annualized    Annualized    Annualized    Annualized
                                           Inception    Month      Year        3 Year        5 Year        10 Year     Inception
                                             Date       Return    Return       Return        Return        Return       to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology
     and Communications Portfolio          04/30/97     13.48%    23.17%       10.76%        10.25%         1.35%         1.65%
NYSE Arca Tech 100 Index                   04/30/97      8.32%    21.23%        9.24%        13.44%        13.20%        14.32%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.14% and 0.85%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                             4/30/97  Dec 97  Dec 98  Dec 99  Dec 00  Dec 01  Dec 02  Dec 03  Dec 04  Dec 05  Dec 06  Jun 07
 Old Mutual Columbus
   Circle Technology and
   Communications Portfolio  $10,000  $10,409 $13,761 $46,013 $26,632 $12,698 $5,843  $8,491  $9,036  $9,932  $10,399 $11,801
 NYSE Arca Tech 100 Index    $10,000  $11,639 $18,049 $39,137 $32,828 $27,766 $18,564 $28,333 $31,758 $34,235 $36,015 $39,012


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in an unmanaged securities index on that date. The
Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of June 30, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE GRAPH]

Money Market Fund               1%
Consumer Discretionary          7%
Health Care                    11%
Industrials                     6%
Information Technology         71%
Telecommunication Services      4%

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 99.4%
Advertising Sales - 2.6%
Focus Media Holding ADR*                    16,700     $        843
Lamar Advertising, Cl A                     13,200              829
                                                       ______________

Total Advertising Sales                                       1,672
_____________________________________________________________________

Aerospace/Defense - 2.0%
Rockwell Collins                            18,100            1,279
                                                       --------------

Total Aerospace/Defense                                       1,279
---------------------------------------------------------------------

Applications Software - 3.4%
Microsoft                                   74,300            2,190
                                                       ______________

Total Applications Software                                   2,190
_____________________________________________________________________

Cable TV - 2.0%
Rodgers Communications, Cl B                30,200            1,283
                                                       ______________

Total Cable TV                                                1,283
_____________________________________________________________________

Cellular Telecommunications - 1.7%
NII Holdings*                               13,700            1,106
                                                       ______________

Total Cellular Telecommunications                             1,106
_____________________________________________________________________

Commercial Services - 1.0%
Arbitron                                    13,000              670
                                                       ______________

Total Commercial Services                                       670
_____________________________________________________________________

Computer Services - 1.7%
DST Systems*                                13,700            1,085
                                                       ______________

Total Computer Services                                       1,085
_____________________________________________________________________

Computer Software - 1.4%
Omniture*                                   38,900              892
                                                       ______________

Total Computer Software                                         892
_____________________________________________________________________

Computers - 10.9%
Apple*                                      26,300            3,210
Dell*                                       45,800            1,308
Hewlett-Packard                             42,700            1,905
Research In Motion*                          3,300              660
                                                       ______________

Total Computers                                               7,083
---------------------------------------------------------------------

Computers-Integrated Systems - 1.0%
Stratasys*                                  13,600              639
                                                       ______________

Total Computers-Integrated Systems                              639
_____________________________________________________________________

Decision Support Software - 1.0%
Interactive Intelligence*                   32,300              665
                                                       --------------

Total Decision Support Software                                 665
_____________________________________________________________________



---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

E-Commerce/Products - 1.3%
Amazon.com*                                       12,400     $        848
                                                             ______________

Total E-Commerce/Products                                             848
---------------------------------------------------------------------------

Electronic Components-Miscellaneous - 1.9%

Gentex                                            61,612            1,213
                                                             ______________

Total Electronic Components-Miscellaneous                           1,213
___________________________________________________________________________

Electronic Components-Semiconductors - 14.0%
Intersil, Cl A                                    31,400              988
MEMC Electronic Materials*                        21,324            1,303
Microsemi*                                        48,300            1,157
Nvidia*                                           33,200            1,371
ON Semiconductor*                                 96,800            1,038
Silicon Motion Technology ADR*                    45,900            1,140
Texas Instruments                                 57,200            2,152
                                                             ______________

Total Electronic Components-Semiconductors                          9,149
---------------------------------------------------------------------------

Electronic Forms - 3.1%
Adobe Systems*                                    51,048            2,050
                                                             ______________

Total Electronic Forms                                              2,050
---------------------------------------------------------------------------

Electronic Measuring Instruments - 2.1%
Trimble Navigation*                               42,800            1,378
                                                             ______________

Total Electronic Measuring Instruments                              1,378
---------------------------------------------------------------------------

Energy-Alternate Sources - 2.0%
First Solar*                                      14,900            1,330
                                                             ______________

Total Energy-Alternate Sources                                      1,330
---------------------------------------------------------------------------

Enterprise Software/Services - 2.2%
Oracle*                                           73,900            1,457
                                                             ______________

Total Enterprise Software/Services                                  1,457
---------------------------------------------------------------------------

Instruments-Scientific - 2.5%
Thermo Fisher Scientific*                         31,800            1,645
                                                             ______________

Total Instruments-Scientific                                        1,645
___________________________________________________________________________

Internet Application Software - 0.5%
DealerTrack Holdings*                              8,800              324
                                                             ______________

Total Internet Application Software                                   324
___________________________________________________________________________

Internet Security - 6.5%
Blue Coat Systems*                                27,300            1,352
Vasco Data Security International*                52,100            1,186
VeriSign*                                         53,600            1,700
                                                             --------------

Total Internet Security                                             4,238
---------------------------------------------------------------------------

Medical Instruments - 4.0%
Intuitive Surgical*                                8,300            1,152
St. Jude Medical*                                 35,200            1,460
                                                             --------------

Total Medical Instruments                                           2,612
---------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 0.9%
Celgene*                                    10,727     $        615
                                                       ______________

Total Medical-Biomedical/Genetic                                615
_____________________________________________________________________

Medical-Drugs - 3.9%
Abbott Laboratories                         12,900              691
Shire ADR                                   25,000            1,853
                                                       --------------

Total Medical-Drugs                                           2,544
---------------------------------------------------------------------

Networking Products - 4.7%
Cisco Systems*                              71,800            2,000
Juniper Networks*                           31,100              783
Starent Networks*                           21,600              317
                                                       ______________

Total Networking Products                                     3,100
_____________________________________________________________________

Semiconductor Equipment - 1.9%
Applied Materials                           62,800            1,248
                                                       --------------

Total Semiconductor Equipment                                 1,248
---------------------------------------------------------------------

Telecommunications Equipment - 2.6%
Arris Group*                                50,100              881
Sonus Networks*                             94,300              804
                                                       --------------

Total Telecommunications Equipment                            1,685
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 1.9%
Ciena*                                      33,800            1,221
                                                       --------------

Total Telecommunications Equipment-Fiber Optics               1,221
---------------------------------------------------------------------

Web Hosting/Design - 1.2%
Equinix*                                     8,700              796
                                                       --------------

Total Web Hosting/Design                                        796
---------------------------------------------------------------------

Web Portals/ISP - 5.0%
Google, Cl A*                                6,200            3,245
                                                       --------------

Total Web Portals/ISP                                         3,245
---------------------------------------------------------------------

Wire & Cable Products - 2.6%
Belden                                      11,100              614
General Cable*                              14,400            1,091
                                                       --------------

Total Wire & Cable Products                                   1,705
---------------------------------------------------------------------

Wireless Equipment - 5.9%
Nokia ADR                                   53,600            1,506
Qualcomm                                    54,500            2,365
                                                       --------------

Total Wireless Equipment                                      3,871
                                                       --------------

Total Common Stock (Cost $46,958)                            64,838
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Money Market Fund - 1.1%
Evergreen Select Money Market Fund,
Institutional Class, 5.21% (A)                 704,181       $        704
                                                             --------------

Total Money Market Fund (Cost $704)                                   704
---------------------------------------------------------------------------

Total Investments - 100.5% (Cost $47,662)                          65,542
___________________________________________________________________________

Other Assets and Liabilities, Net - (0.5%)                           (304)
___________________________________________________________________________

Total Net Assets - 100.0%                                    $     65,238
___________________________________________________________________________

* Non-income producing security.
(A) - The rate reported is the 7-day effective yield as of June 30, 2007. ADR - American Depositary Receipt
Cl - Class
ISP - Internet Service Provider
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JUNE 30, 2007 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      Old Mutual Columbus Circle
                                                            Technology and
                                                       Communications Portfolio
--------------------------------------------------------------------------------

Assets:
Investment Securities, at cost                                  $    47,662
--------------------------------------------------------------------------------

Investment Securities, at value                                 $    65,542
Receivable for Investments Sold                                       2,162
Receivable from Investment Advisor                                       45
Dividends and Interest Receivable                                         8
Prepaid Trustees' Fees                                                    1
Receivable for Capital Shares Sold                                        1
--------------------------------------------------------------------------------

     Total Assets                                                    67,759
--------------------------------------------------------------------------------

Liabilities:
Payable for Investments Purchased                                     2,344
Payable for Capital Shares Redeemed                                      71
Payable for Management Fees                                              51
Accrued Expenses                                                         55
--------------------------------------------------------------------------------

     Total Liabilities                                                2,521
--------------------------------------------------------------------------------

Net Assets                                                      $    65,238
--------------------------------------------------------------------------------

Net Assets:
Paid-In Capital ($0.001 par value,
   unlimited authorization) based on 21,550,247
   oustanding shares of beneficial interest                     $ 1,445,599
Accumulated Net Investment Loss                                        (146)
Accumulated Net Realized Loss on Investments                     (1,398,095)
Net Unrealized Appreciation on Investments                           17,880
--------------------------------------------------------------------------------

Net Assets                                                      $    65,238
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share        $      3.03
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------

                                                                          Old Mutual Columbus Circle
                                                                                Technology and
                                                                           Communications Portfolio
-----------------------------------------------------------------------------------------------------

Investment Income:
     Dividends                                                                   $       133
     Interest                                                                              8
     Less: Foreign Taxes Withheld                                                         (5)
-----------------------------------------------------------------------------------------------------

          Total Investment Income                                                        136
-----------------------------------------------------------------------------------------------------

Expenses:
     Management Fees                                                                     316
     Trustees' Fees                                                                       14
     Professional Fees                                                                    36
     Custodian Fees                                                                       31
     Printing Fees                                                                        22
     Transfer Agent Fees                                                                  13
     Other Expenses                                                                       15
-----------------------------------------------------------------------------------------------------

          Total Expenses                                                                 447
-----------------------------------------------------------------------------------------------------

Less:
     Waiver of Management Fees                                                          (165)
-----------------------------------------------------------------------------------------------------

          Net Expenses                                                                   282
-----------------------------------------------------------------------------------------------------

     Net Investment Loss                                                                (146)
-----------------------------------------------------------------------------------------------------

     Net Realized Gain from Security Transactions                                      9,626
     Net Realized Loss from Written Options Contracts                                     (9)
     Net Change in Unrealized Depreciation on Investments                             (1,124)
     Net Change in Unrealized Appreciation on Written Options Contracts                    9
-----------------------------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments                                   8,502
-----------------------------------------------------------------------------------------------------

     Increase in Net Assets Resulting from Operations                            $     8,356
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Old Mutual Columbus Circle
                                                                                                         Technology and
                                                                                                    Communications Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1/1/07 to
                                                                                                    6/30/07       1/1/06 to
                                                                                                  (Unaudited)     12/31/06
------------------------------------------------------------------------------------------------------------------------------------

Investment Activities:
     Net Investment Loss                                                                           $   (146)       $   (456)
     Net Realized Gain from Security Transactions and Written Options Contracts                       9,617          29,948
     Net Change in Unrealized Depreciation on Investments and Written Options Contracts              (1,115)        (25,028)
------------------------------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations                                             8,356           4,464
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
     Shares Issued                                                                                      173           1,270
     Shares Redeemed                                                                                (15,193)        (49,135)
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets Derived from Capital Shares Transactions                                (15,020)        (47,865)
------------------------------------------------------------------------------------------------------------------------------------

     Total Decrease in Net Assets                                                                    (6,664)        (43,401)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
     Beginning of Year                                                                               71,902         115,303
------------------------------------------------------------------------------------------------------------------------------------

     End of Year                                                                                   $ 65,238        $ 71,902
------------------------------------------------------------------------------------------------------------------------------------

     Accumulated Net Investment Loss                                                               $   (146)       $      -
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Redeemed:
     Shares Issued                                                                                       61             497
     Shares Redeemed                                                                                 (5,463)        (18,800)
------------------------------------------------------------------------------------------------------------------------------------

     Net Decrease in Shares Outstanding                                                              (5,402)        (18,303)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31 AND FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

                                  Net
          Net                 Realized and
         Asset                 Unrealized               Dividends   Distributions     Total           Net                 Net
         Value,      Net         Gains         Total     from Net       from        Dividends     Asset Value,         Assets, End
       Beginning  Investment    (Losses)       from     Investment     Capital         and            End       Total  of Period
       of Period     Loss     on Securities Operations    Income        Gains     Distributions    of Period    Return   (000)
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

2007*      $2.67   $(0.01) 1     $0.37        $0.36        $-            $-            $-            $3.03     13.48% +  $65,238
2006        2.55    (0.01) 1      0.13         0.12         -             -             -             2.67      4.71%     71,902
2005        2.32    (0.02) 1      0.25         0.23         -             -             -             2.55      9.91%    115,303
2004        2.18    (0.01) 1      0.15         0.14         -             -             -             2.32      6.42%    145,141
2003        1.50    (0.02) 1      0.70         0.68         -             -             -             2.18     45.33%    192,967
2002        3.26    (0.03)       (1.73)       (1.76)        -             -             -             1.50    (53.99)%   168,266



                      Ratio
                   of Expenses
                   to Average
                   Net Assets  Ratio of Net
          Ratio    (Excluding   Investment
       of Expenses Waivers and    Loss       Portfolio
       to Average    Expense    to Average   Turnover
       Net Assets  Reductions)  Net Assets     Rate
------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

2007*     0.85%**     1.35%**    (0.44)%**     83.69% +
2006      0.85%       1.14%      (0.45)%      188.12%
2005      1.14%       1.14%      (0.87)%       29.66%
2004      1.13%       1.13%      (0.69)%       76.42%
2003      1.10%       1.10%      (0.84)%      167.83%
2002      1.08%       1.08%      (0.85)%      236.25%


* For the six-month period ended June 30, 2007.

** Ratios for periods less than one year have been annualized.

+ Total return and portfolio turnover rate are for the period indicated and have not been annualized.

1 Per share calculations were performed using the average shares for the period.


Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Technology and Communications Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio, and the Old Mutual Growth II Portfolio, (each a "Portfolio" and, collectively, the "Portfolios").

The Technology and Communications Portfolio is classified as a non-diversified management investment company. The financial statements for the Technology and Communications Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2007, 79% of the outstanding shares of the Technology and Communications Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Technology and Communications Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

AS OF JUNE 30, 2007 (UNAUDITED)

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Technology and Communications Portfolio had no outstanding futures contracts as of June 30, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Technology and Communications Portfolio had no outstanding options contracts as of June 30, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as the investment advisor to each Portfolio, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Trust's previous advisor, subject to shareholder approval of a management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is, in turn, a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as set forth in the table below. The Management Fee paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio to the former advisor.

                                                              Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus
     Circle Technology and
     Communications Portfolio       0.95%         0.90%          0.85%        0.80%         0.75%         0.70%         0.65%

Expense Limitation Agreement - In the interest of limiting expenses of the Technology and Communications Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Technology and Communications Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Technology and Communications Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.85% of the Technology and Communications Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Technology and Communications Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Technology and Communications Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Technology and Communications Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Technology and Communications Portfolio to exceed 0.85%. Consequently, no reimbursement by the Technology and Communications Portfolio will be made unless: (i) the Technology and Communications Portfolio's assets exceed $75 million; (ii) the Technology and Communications Portfolio's total annual operating expense ratio is less than 0.85%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At June 30, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Technology and Communications Portfolio for which the Advisor may seek reimbursement was $294,878 (expiring December 31, 2009) and $165,266 (expiring December 31, 2010). As of June 30, 2007, the net assets of the Technology and Communications Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Technology and Communications Portfolio, and the Advisor entered into an interim sub-advisory agreement with Columbus Circle Investors to provide sub-advisory services to the Technology and Communications Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

AS OF JUNE 30, 2007 (UNAUDITED)

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Technology and Communications Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee is calculated as follows:

                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus
     Circle Technology and
     Communications Portfolio       0.60%         0.55%         0.50%         0.45%         0.40%         0.35%         0.30%


From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub- advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. Pursuant to the provisions of the Sub-Administrative Agreement, written notice has been provided to the Sub-Administrator of the intent to terminate the Sub-Administrative Agreement, effective as of December 31, 2007.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios. Pursuant to the provisions of the Mutual Fund Custody Agreement (the "Custody Agreement") with U.S. Bank, N.A., the Trust has provided written notice to U.S. Bank, N.A. of its intention to terminate the Custody Agreement, effective as of November 2, 2007. The Board has approved the appointment of the Bank of New York Mellon to serve as custodian, following termination of the Custody Agreement with U.S. Bank, N.A.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Technology and Communications Portfolio for the six-month period ended June 30, 2007, were $55,407,230 and $69,246,185, respectively.

Transactions in option contracts written for the six-month period ended June 30, 2007, were as follows:




                                                         Number of
                                                         Contracts     Premiums
--------------------------------------------------------------------------------
Outstanding at December 31, 2006                            420       $ 78,957
Options Exercised                                          (420)       (78,957)
Options Written                                             427         43,980
Options terminated in closing purchasing transactions      (427)       (43,980)
--------------------------------------------------------------------------------
Outstanding at June 30, 2007                                  -       $      -
--------------------------------------------------------------------------------


5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The Technology and Communications Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:

                    Decrease                Increase Undistributed Net
             Paid-In Capital (000)           Investment Income (000)
--------------------------------------------------------------------------------
                   $(456)                             $456
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the  components of  accumulated  losses were as follows
(000):

Capital loss carryforwards expiring:
--------------------------------------------------------------------------------
     December 2009                                                 $(1,131,729)
     December 2010                                                    (273,029)
     Unrealized appreciation                                            16,041
--------------------------------------------------------------------------------
                                                                   $(1,388,717)
--------------------------------------------------------------------------------

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Technology and Communications Portfolio utilized $29,207 (000) of capital loss carryforwards to offset net realized capital gains.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JUNE 30, 2007 (UNAUDITED)

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Technology and Communications Portfolio, for federal income tax purposes at June 30, 2007 were as follows:

                                                                             Net
         Federal           Unrealized             Unrealized             Unrealized
        Tax Cost (000)    Appreciation (000)     Depreciation (000)     Appreciation (000)
-------------------------------------------------------------------------------------------
           $47,662             $18,047                $(167)               $17,880


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Technology and Communications Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Technology and Communications Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Technology and Communications Portfolio concentrates its investments in specific industries within the technology and communications sectors, which causes the Technology and Communications Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. The Technology and Communications Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

Non-Diversified Portfolio Risk - The Technology and Communications Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Technology and Communications Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Technology and Communications Portfolio's NAV and total return than a diversified portfolio. The Technology and Communications Portfolio's share prices may also be more volatile than those of a diversified portfolio.

Small and Mid-Size Company Risk - The Technology and Communications Portfolio may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Technology and Communications Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

In the normal course of business, the Technology and Communications Portfolio enters into various contracts that provide for general indemnifications. The Technology and Communications Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Technology and Communications Portfolio. However, based on experience, the Technology and Communications Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2007.

8. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust's Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Portfolio's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Technology and Communications Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - June 30, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Technology and Communications Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Technology and Communications Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Technology and Communications Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Technology and Communications Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Technology and Communications Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                          Annualized          Expenses
                                    Beginning              Ending           Expense              Paid
                                     Account               Account           Ratios             During
                                      Value                 Value         For the Six-         Six-Month
                                     1/1/07                6/30/07        Month Period          Period*
---------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Portfolio
---------------------------------------------------------------------------------------------------------
     Actual Portfolio Return        $1,000.00             $1,134.80           0.85%              $4.50
     Hypothetical 5% Return          1,000.00              1,020.58           0.85%               4.26
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the Technology and Communications Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[OLD MUTUAL INSURANCE SERIES FUND LOGO]



CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND


BY TELEPHONE

     888-772-2888

BY MAIL

     Old Mutual Insurance Series Fund
     P.O. Box 219534
     Kansas City, MO 64121-9534

IN PERSON

     4643 South Ulster Street, Suite 600
     Denver, CO 80237

ON THE INTERNET

     oldmutualfunds.com

This semi-annual report is intended for the general information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888-772-2888 toll-free. Please read the prospectus carefully before investing.



Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-112 07/2007

[OLD MUTUAL INSURANCE SERIES FUND LOGO]


Old Mutual Growth II Portfolio











SEMI-ANNUAL REPORT                                  June 30, 2007



TABLE OF CONTENTS

About This Report                             2

Message to Shareholders                       4

Management Overview                           6

Schedule of Investments                       9

Statement of Assets & Liabilities            14

Statement of Operations                      15

Statement of Changes in Net Assets           16

Financial Highlights                         17

Notes to Financial Statements                18

Proxy Voting and Portfolio Holdings          24

Portfolio Expenses Example                   25

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of June 30, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell Midcap(R) Growth Index

The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater than average growth orientation.

Russell Midcap(R) Value Index

The unmanaged Russell Midcap(R) Value Index consists of stocks from the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

S&P MidCap 400/Citigroup Growth and Value Index

The S&P MidCap  400/Citigroup  Growth and Value Index (introduced in the fall of
2005) employs a multi-factor methodology to calculate growth and value in separate dimensions. Style scores are calculated taking standardized measures of growth and value factors for each constituent. Combined, the growth and value index is exhaustive, containing the full market capitalization of the S&P MidCap 400.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am happy to report that your investment in the Old Mutual Insurance Series Fund posted positive returns for the six-month period ended June 30, 2007. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

Your Portfolio's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario - an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors.

As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 11.98%, and the S&P MidCap 400/Citigroup Value Index advanced 10.38% for the six-month period ended June 30, 2007. Mid-cap stocks outperformed the small-cap growth category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 6.45% and 6.96%, respectively.

The six months also ended, however, with investor enthusiasm tempered by two caution flags - the strengthening world economy has raised concerns about increased inflation, and a softening U.S. housing market has placed downward price pressure on securities linked to home mortgages.

Still, the S&P 500 Index, which hadn't seen a record close since March 2000, broke through to new highs in May and finished the period in firmly positive territory. Fixed-income investments generally finished the semi-annual period in slightly positive territory.

In addition to delivering attractive Portfolio performance for the period, we also saw two exciting new developments at Old Mutual unfold: We strengthened our management team, adding a new affiliated sub-advisor, and we undertook a comprehensive renovation of our shareholder Web site. On June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. Based in San Francisco, the firm has distinguished itself for more than 30 years by its disciplined approach to large-cap growth equity management.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,



/s/ Julian F. Sluyters
President
Old Mutual Insurance Series Fund


Mr. Sluyters joined Old Mutual in September 2006 as President of the Old Mutual Insurance Series Fund. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

                     This page is intentionally left blank.

OLD MUTUAL GROWTH II PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.


Performance Highlights

o For the six-month period ended June 30, 2007, the Old Mutual Growth II Portfolio gained 16.15%, outperforming the Russell Midcap(R) Growth Index, which returned 10.97%, and the S&P MidCap 400 Index, which gained 11.98%.

o Stock selection in consumer discretionary, industrials and information technology contributed to the Portfolio's performance relative to the Russell Midcap(R) Growth Index, while stock selection in health care, consumer staples and utilities detracted from relative performance.

o Strong stock selection led to outperformance during the period.

o Stocks of companies such as aQuantive, National Oilwell Varco and General Cable contributed to the Portfolio's strong absolute performance, while NutriSystem (no longer a Portfolio holding), American Home Mortgage (no longer a Portfolio holding) and Isilon Systems (no longer a Portfolio holding) detracted from the Portfolio's advances.


Q.   How did the Portfolio perform relative to its benchmarks?

A. For the six-month period ended June 30, 2007, the Old Mutual Growth II Portfolio (the "Portfolio") gained 16.15%, outperforming the Russell Midcap(R) Growth Index, which returned 10.97%, and the S&P MidCap 400 Index, which gained 11.98%.

Q. What investment environment did the Portfolio face during the past six months?

A. The mid-cap sector of the U.S. equity market, as represented by the S&P MidCap 400 Index, significantly outperformed both large caps, as represented by the S&P 500 Index which gained 6.96%, and the small-cap market, as represented by the Russell 2000(R) Index, which was up 6.45% during the six-month period. This outperformance represents a trend reversal from 2006 when large caps dominated for much of the year. Additionally, mid-cap growth stocks, as measured by the Russell Midcap(R) Growth Index, posted a 10.97% gain, outperforming their value counterparts as measured by the Russell Midcap(R) Value Index, which climbed 8.69%.

     Merger and acquisition ("M&A") activity during the first six months of 2007 was strong, posting record-setting numbers. M&A activity reached $2,780 billion during the first half of 2007. The pace was set by private equity takeovers, which reached a record high of $568.7 billion representing 20% of total M&A activity. This was 23% higher than the previous record set in the second half of last year of $459.2 billion. In the United States, private equity takeover accounted for 35% of total merger volume, up from 22% in the first half of 2006. Many acquisition targets were in the mid-cap sector.

Q.   Which market factors influenced the Portfolio's relative performance?

A. The increase in M&A activity buoyed mid-cap stocks during the period with a number of the Portfolio's holdings being positively affected by the activity. Additionally, a tendency for investors to seek higher quality companies had a positive impact on the Portfolio.

Q.   How did composition affect Portfolio performance?

A. On an absolute basis, nine out of ten economic sectors achieved positive returns. Strong stock selection in consumer discretionary, industrials and information technology contributed to the Portfolio's performance relative to the Russell Midcap(R) Growth Index, while stock selection in health care, consumer staples and utilities detracted from relative performance.

     Strong stock selection led to outperformance during the period. Stocks of companies such as aQuantive, National Oilwell Varco and General Cable contributed to the Portfolio's strong absolute performance, while NutriSystem (no longer a Portfolio holding), American Home Mortgage (no longer a Portfolio holding) and Isilon Systems (no longer a Portfolio holding) detracted from the Portfolio's advances.

     aQuantive, a digital marketing services and technology company, benefited from M&A activity as Microsoft revealed that it will acquire the company for $66.50 per share in an all-cash transaction valued at about $6 billion. The deal is expected to take place in the first half of Microsoft's 2008 fiscal year. National Oilwell Varco is a provider of equipment and components used in oil and gas drilling and production operations. The company reported first-quarter net income of $275.9 million or $1.55 per share, compared to $120.3 million or $0.68 per share in the same quarter of last year. General Cable engages in the development, manufacture, marketing and distribution of copper, aluminum and fiber optic wire and cable products. The company's stock benefited from increased customer demand in the United States and Europe, global expansion into India and China and its agreement to acquire Norddeutsche Seekabelwerke from Corning.


Growth II Portfolio

     On the other side of the equation, NutriSystem released disappointing first-quarter profit expectations. The weight management and fitness product provider's margins are expected to be under pressure due to what the company called "unseasonably high media rates". Mortgage investment company American Home Mortgage's stock was hurt by sub-prime contagion and rising delinquencies on some of the firm's mortgages. Isilon Systems, a company that engages in the design, development and marketing of clustered storage systems, missed first-quarter earnings expectations and its stock was penalized as a result.

Q.   What is the investment outlook for the mid-cap stock market?

A. Munder Capital Management ("Munder") notes that analysts expect second-quarter earnings growth of 6% for the S&P MidCap 400 Index. This figure is below the 7% expectation from a couple of months ago and the double digit earnings trend seen during the past several years. In this slower growth environment, Munder expects its mid-cap core growth discipline to remain highly competitive due to the firm's emphasis on quality and consistent growth. Munder believes the market may be beginning to discount a real U.S. economic slowdown, in which the consumer will need to re-trench and repair household balance sheets. As the expected earnings numbers indicate, it will likely become increasingly difficult for companies to post double digit earnings expansion. Munder states that, in this environment, growth stocks may command a premium multiple.

     Turner Investment Partners, Inc. ("Turner") continues to anticipate that 2007 will prove to be a year in which price/earnings ratios expand - a circumstance that can bode well for growth stocks. Turner believes any multiple expansion could help to offset the decelerating rate of corporate earnings growth. Therefore, although the sub-advisor believes stock-market levels could be higher at the end of the year than they are now, a number of risks could confound that outlook: consumer spending, which accounts for about 70% of U.S. gross domestic product, is softening; petroleum prices threaten to spike sharply higher; and a large loss in the suddenly unsteady Chinese stock market could have an adverse impact on the U.S. market. Turner does not, however, assign a high probability to any of those risks. Turner remains focused on owning stocks that it believes have the strongest earnings prospects. The firm currently favors shares of companies in the high-end retailer, casinos/gaming, medical supplier, hotel, investment-management, oil-well equipment, biotechnology, steel, semiconductor, telecommunications and wireless industries.


Top Ten Holdings
as of June 30, 2007
(Unaudited)

National Oilwell Varco                    1.9%
-------------------------------------------------
Affiliated Managers Group                 1.7%
-------------------------------------------------
NII Holdings                              1.6%
-------------------------------------------------
GameStop, Cl A                            1.6%
-------------------------------------------------
General Cable                             1.5%
-------------------------------------------------
Penn National Gaming                      1.3%
-------------------------------------------------
Oshkosh Truck                             1.3%
-------------------------------------------------
Polo Ralph Lauren                         1.2%
-------------------------------------------------
McDermott International                   1.2%
-------------------------------------------------
EMCOR Group                               1.2%
-------------------------------------------------
As a % of Total
Portfolio Investments                    14.5%
-------------------------------------------------


                                                             Growth II Portfolio

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six       One      Annualized    Annualized    Annualized    Annualized
                                            Inception    Month      Year       3 Year        5 Year       10 Year      Inception
                                              Date       Return    Return      Return        Return        Return       to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth II Portfolio              04/30/97     16.15%    21.08%      12.96%         9.17%         3.53%         3.92%
Russell Midcap(R) Growth Index              04/30/97     10.97%    19.73%      14.48%        15.45%         8.66%         9.72%
S&P MidCap 400 Index                        04/30/97     11.98%    18.51%      15.15%        14.17%        13.37%        14.37%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.15% and 1.04%, respectively.


Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                 4/30/97  Dec 97  Dec 98  Dec 99  Dec 00  Dec 01  Dec 02  Dec 03  Dec 04  Dec 05  Dec 06  Jun 07
 Old Mutual Growth II Portfolio  $10,000  $10,750 $11,631 $23,051 $19,208 $11,435 $7,955  $9,999  $10,660 $11,870 $12,725 $14,780
 Russell Midcap Growth Index     $10,000  $12,412 $14,629 $22,132 $19,532 $15,596 $11,321 $16,157 $18,658 $20,915 $23,145 $25,684
 S&P MidCap 400 Index            $10,000  $13,083 $15,584 $17,878 $21,009 $20,880 $17,851 $24,209 $28,199 $31,738 $35,013 $39,208


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of June 30, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE GRAPH]

Money Market Fund               1%
Consumer Discretionary         16%
Consumer Staples                3%
Energy                          9%
Financials                     14%
Health Care                    10%
Industrials                    15%
Information Technology         20%
Materials                       5%
Telecommunication Services      4%
Utilities                       3%

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)



---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 99.0%
Advertising Sales - 1.1%
Focus Media Holding ADR*                     4,020     $        203
Lamar Advertising, Cl A                      2,375              149
                                                       ______________

Total Advertising Sales                                         352
_____________________________________________________________________

Agricultural Chemicals - 0.6%
Syngenta ADR                                 5,400              210
                                                       ______________

Total Agricultural Chemicals                                    210
_____________________________________________________________________

Apparel Manufacturers - 2.7%
Coach*                                       5,017              238
Guess ?                                      5,040              242
Polo Ralph Lauren                            4,220              414
                                                       --------------

Total Apparel Manufacturers                                     894
_____________________________________________________________________

Applications Software - 0.5%
Salesforce.com*                              4,280              183
                                                       --------------

Total Applications Software                                     183
_____________________________________________________________________

Auction House/Art Dealer - 0.8%
Ritchie Bros Auctioneers                     1,375               86
Sotheby's                                    3,925              181
                                                       --------------

Total Auction House/Art Dealer                                  267
---------------------------------------------------------------------

Auto-Medium & Heavy Duty Trucks - 1.3%
Oshkosh Truck                                7,000              440
                                                       --------------

Total Auto-Medium & Heavy Duty Trucks                           440
_____________________________________________________________________

Beverages-Non-Alcoholic - 0.4%
Hansen Natural*                              2,890              124
                                                       --------------

Total Beverages-Non-Alcoholic                                   124
_____________________________________________________________________

Casino Hotels - 0.5%
Wynn Resorts                                 1,990              179
                                                       --------------

Total Casino Hotels                                             179
_____________________________________________________________________

Casino Services - 0.7%
International Game Technology                5,830              231
                                                       --------------

Total Casino Services                                           231
_____________________________________________________________________

Cellular Telecommunications - 2.5%
Leap Wireless International*                 2,430              205
MetroPCS Communications*                     2,540               84
NII Holdings*                                6,695              541
                                                       ______________

Total Cellular Telecommunications                               830
---------------------------------------------------------------------

Chemicals-Diversified - 1.1%
Celanese, Ser A                              3,470              135
FMC                                          2,575              230
                                                       ______________

Total Chemicals-Diversified                                     365
_____________________________________________________________________



---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Coal - 0.3%
Arch Coal                                          2,740     $         95
                                                             ______________

Total Coal                                                             95
---------------------------------------------------------------------------

Commercial Banks Non-US - 0.7%
HDFC Bank ADR                                      2,600              219
                                                             ______________

Total Commercial Banks Non-US                                         219
---------------------------------------------------------------------------

Commercial Banks-Southern US - 0.8%
Compass Bancshares                                 3,375              233
Synovus Financial                                    770               23
                                                             ______________

Total Commercial Banks-Southern US                                    256
---------------------------------------------------------------------------

Commercial Banks-Western US - 0.4%
Zions Bancorporation                               1,800              138
                                                             --------------

Total Commercial Banks-Western US                                     138
---------------------------------------------------------------------------

Commercial Services - 0.2%
Quanta Services*                                   2,230               68
                                                             --------------

Total Commercial Services                                              68
___________________________________________________________________________

Commercial Services-Finance - 0.8%
Wright Express*                                    7,325              251
                                                             --------------

Total Commercial Services-Finance                                     251
___________________________________________________________________________

Computer Services - 0.7%
Cognizant Technology Solutions, Cl A*              2,949              221
IHS, Cl A*                                           275               13
                                                             --------------

Total Computer Services                                               234
---------------------------------------------------------------------------

Computer Software - 0.6%
Blackbaud                                          8,825              195
                                                             --------------

Total Computer Software                                               195
---------------------------------------------------------------------------

Computers-Integrated Systems - 0.3%
Riverbed Technology*                               2,000               88
                                                             --------------

Total Computers-Integrated Systems                                     88
---------------------------------------------------------------------------

Computers-Peripheral Equipment - 0.5%
Logitech International*                            6,600              174
                                                             --------------

Total Computers-Peripheral Equipment                                  174
___________________________________________________________________________

Consumer Products-Miscellaneous - 0.9%
Jarden*                                            7,005              301
                                                             ______________

Total Consumer Products-Miscellaneous                                 301
___________________________________________________________________________

Containers-Metal/Glass - 0.5%
Owens-Illinois*                                    4,830              169
                                                             --------------

Total Containers-Metal/Glass                                          169
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)



---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Cosmetics & Toiletries - 0.8%
Avon Products                                5,320     $        196
Bare Escentuals*                             2,090               71
                                                       ______________

Total Cosmetics & Toiletries                                    267
---------------------------------------------------------------------

Data Processing/Management - 1.5%
Fidelity National Information Services       3,000              163
Fiserv*                                      4,230              240
NAVTEQ*                                      2,375              101
                                                       ______________

Total Data Processing/Management                                504
_____________________________________________________________________

Dental Supplies & Equipment - 0.3%
Dentsply International                       2,230              85
                                                       ______________

Total Dental Supplies & Equipment                               85
_____________________________________________________________________

Diagnostic Equipment - 0.6%
Cytyc*                                       4,825              208
                                                       ______________

Total Diagnostic Equipment                                      208
_____________________________________________________________________

Dialysis Centers - 0.4%
DaVita*                                      2,475              133
                                                       ______________

Total Dialysis Centers                                          133
---------------------------------------------------------------------

Disposable Medical Products - 0.3%
C.R. Bard                                    1,100               91
                                                       ______________

Total Disposable Medical Products                                91
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.2%
Harsco                                       3,140              163
Roper Industries                             4,040              231
                                                       ______________

Total Diversified Manufacturing Operations                      394
---------------------------------------------------------------------

E-Commerce/Services - 0.4%
Expedia*                                     4,010              117
                                                       --------------

Total E-Commerce/Services                                       117
_____________________________________________________________________

E-Marketing/Information - 0.3%
aQuantive*                                   1,675              107
                                                       ______________

Total E-Marketing/Information                                   107
_____________________________________________________________________

Electric Products-Miscellaneous - 0.5%
Ametek                                       4,450              177
                                                       ______________

Total Electric Products-Miscellaneous                           177
_____________________________________________________________________

Electric-Integrated - 1.5%
Entergy                                      1,450              156
Northeast Utilities                         11,675              331
                                                       --------------

Total Electric-Integrated                                       487
_____________________________________________________________________

Electric-Transmission - 0.6%
ITC Holdings                                 5,250              213
                                                       --------------

Total Electric-Transmission                                     213
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Electronic Components-Semiconductors - 2.7%
Altera                                             8,780     $        194
Intersil, Cl A                                     6,740              212
Microchip Technology                               4,200              155
Nvidia*                                            5,630              233
ON Semiconductor*                                  9,850              106
                                                             --------------

Total Electronic Components-Semiconductors                            900
___________________________________________________________________________

Electronic Measuring Instruments - 0.9%
Itron*                                             3,700              288
                                                             --------------

Total Electronic Measuring Instruments                                288
---------------------------------------------------------------------------

Electronics-Military - 1.1%
L-3 Communications Holdings                        3,900              380
                                                             --------------

Total Electronics-Military                                            380
---------------------------------------------------------------------------

Energy-Alternate Sources - 0.5%
First Solar*                                       1,850              165
                                                             --------------

Total Energy-Alternate Sources                                        165
---------------------------------------------------------------------------

Engineering/R&D Services - 2.3%
EMCOR Group*                                       5,350              390
McDermott International*                           4,700              391
                                                             ______________

Total Engineering/R&D Services                                        781
___________________________________________________________________________

Fiduciary Banks - 0.6%
Northern Trust                                     3,250              209
                                                             ______________

Total Fiduciary Banks                                                 209
___________________________________________________________________________

Finance-Investment Banker/Broker - 1.4%
Greenhill                                          1,290               89
Lazard, Cl A                                       1,540               69
TD Ameritrade Holding                             15,315              306
                                                             --------------

Total Finance-Investment Banker/Broker                                464
___________________________________________________________________________

Finance-Other Services - 1.8%
Chicago Mercantile Exchange Holdings, Cl A           400              214
IntercontinentalExchange*                          1,800              266
Nymex Holdings                                     1,030              129
                                                             ______________

Total Finance-Other Services                                          609
---------------------------------------------------------------------------

Financial Guarantee Insurance - 0.7%
PMI Group                                          4,875              218
                                                             ______________

Total Financial Guarantee Insurance                                   218
---------------------------------------------------------------------------

Food-Baking - 0.7%
Flowers Foods                                      7,275              243
                                                             ______________

Total Food-Baking                                                     243
---------------------------------------------------------------------------

Food-Confectionery - 0.6%
WM Wrigley Jr.                                     3,370              186
                                                             --------------

Total Food-Confectionery                                              186
---------------------------------------------------------------------------

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Food-Wholesale/Distribution - 0.4%
United Natural Foods*                        5,325            $ 142
                                                       --------------

Total Food-Wholesale/Distribution                               142
---------------------------------------------------------------------

Funeral Services & Related Items - 0.3%%
Service Corp International                   6,925               89
                                                       --------------

Total Funeral Services & Related Items                           89
---------------------------------------------------------------------

Hazardous Waste Disposal - 1.1%
Stericycle*                                  8,300              369
                                                       ______________

Total Hazardous Waste Disposal                                  369
---------------------------------------------------------------------

Hotels & Motels - 0.9%
Hilton Hotels                                5,920              198
Starwood Hotels & Resorts Worldwide          1,760              118
                                                       ______________

Total Hotels & Motels                                           316
---------------------------------------------------------------------

Human Resources - 0.3%
Monster Worldwide*                           2,630              108
                                                       ______________

Total Human Resources                                           108
---------------------------------------------------------------------

Industrial Gases - 1.4%
Airgas                                       5,850              280
Praxair                                      2,700              195
                                                       ______________

Total Industrial Gases                                          475
---------------------------------------------------------------------

Instruments-Scientific - 0.5%
Thermo Fisher Scientific*                    3,020              156
                                                       ______________

Total Instruments-Scientific                                    156
---------------------------------------------------------------------

Internet Connective Services - 0.3%
Cogent Communications Group*                 3,640              109
                                                       --------------

Total Internet Connective Services                              109
---------------------------------------------------------------------

Internet Infrastructure Software - 2.1%
Akamai Technologies*                         7,950              387
F5 Networks*                                 3,900              314
                                                       ______________

Total Internet Infrastructure Software                          701
---------------------------------------------------------------------

Internet Security - 0.7%
VeriSign*                                    7,460              237
                                                       ______________

Total Internet Security                                         237
---------------------------------------------------------------------

Internet Telephony - 0.9%
j2 Global Communications*                    8,425              294
                                                       ______________

Total Internet Telephony                                        294
---------------------------------------------------------------------

Investment Management/Advisory Services - 3.6%

Affiliated Managers Group*                   4,300              554
Blackrock                                    1,300              204
Eaton Vance                                  2,750              121
T Rowe Price Group                           6,370              330
                                                       --------------

Total Investment Management/Advisory Services                 1,209
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Leisure & Recreational Products - 0.5%
WMS Industries*                                    5,760     $        166
                                                             --------------

Total Leisure & Recreational Products                                 166
---------------------------------------------------------------------------

Machinery-Electrical - 0.4%
Baldor Electric                                    2,900              143
                                                             --------------

Total Machinery-Electrical                                            143
---------------------------------------------------------------------------

Medical Instruments - 1.4%
Intuitive Surgical*                                  610               85
Kyphon*                                            2,390              115
St. Jude Medical*                                  5,210              216
Techne*                                              650               37
                                                             --------------

Total Medical Instruments                                             453
___________________________________________________________________________

Medical Labs & Testing Services - 0.6%
Laboratory Corp of America Holdings*               2,525              198
                                                             ______________

Total Medical Labs & Testing Services                                 198
___________________________________________________________________________

Medical Products - 0.4%
Henry Schein*                                      2,420              129
                                                             ______________

Total Medical Products                                                129
___________________________________________________________________________

Medical-Biomedical/Genetic - 0.6%
Alexion Pharmaceuticals*                           3,140              142
Vertex Pharmaceuticals*                            1,900               54
                                                             ______________

Total Medical-Biomedical/Genetic                                      196
___________________________________________________________________________

Medical-Drugs - 1.0%
Allergan                                           2,000              115
Shire ADR                                          2,940              218
                                                             --------------

Total Medical-Drugs                                                   333
___________________________________________________________________________

Medical-HMO - 0.2%
Health Net*                                        1,490               79
                                                             --------------

Total Medical-HMO                                                      79
___________________________________________________________________________

Medical-Hospitals - 0.4%
Universal Health Services, Cl B                    2,040              125
                                                             ______________

Total Medical-Hospitals                                               125
___________________________________________________________________________

Medical-Nursing Homes - 0.4%
Manor Care                                         2,130              139
                                                             ______________

Total Medical-Nursing Homes                                           139
___________________________________________________________________________

Metal Processors & Fabricators - 1.1%
Precision Castparts                                2,340              284
Sterlite Industries India ADR*                     4,670               69
                                                             --------------

Total Metal Processors & Fabricators                                  353
---------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)



---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Networking Products - 1.3%

Atheros Communications*                      4,920            $ 152
BigBand Networks*                            2,470               32
Juniper Networks*                            5,330              134
Polycom*                                     3,380              114
                                                       --------------

Total Networking Products                                       432
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 2.9%
Chesapeake Energy                            5,725              198
Quicksilver Resources*                       2,870              128
Range Resources                              5,520              206
Southwestern Energy*                         2,780              124
XTO Energy                                   5,125              308
                                                       --------------

Total Oil Companies-Exploration & Production                    964
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 2.6%
Cameron International*                       3,030              217
National Oilwell Varco*                      6,140              640
                                                       --------------

Total Oil Field Machinery & Equipment                           857
---------------------------------------------------------------------

Oil Refining & Marketing - 0.3%
Frontier Oil                                 2,480              109
                                                       --------------

Total Oil Refining & Marketing                                  109
---------------------------------------------------------------------

Oil-Field Services - 2.0%
Core Laboratories*                           1,450              147
Oil States International*                    2,950              122
Superior Energy Services*                    5,125              205
Tetra Technologies*                          4,025              114
Weatherford International*                   1,725               95
                                                       --------------

Total Oil-Field Services                                        683
---------------------------------------------------------------------

Pharmacy Services - 0.7%
Express Scripts*                             4,940              247
                                                       --------------

Total Pharmacy Services                                         247
_____________________________________________________________________

Physical Therapy/Rehabilitation Centers - 0.7%
Psychiatric Solutions*                       6,570              238
                                                       ______________

Total Physical Therapy/Rehabilitation Centers                   238
_____________________________________________________________________

Pipelines - 1.7%
Equitable Resources                          6,925              343
Williams                                     7,400              234
                                                       --------------

Total Pipelines                                                 577
_____________________________________________________________________

Printing-Commercial - 0.4%
VistaPrint*                                  3,180              122
                                                       --------------

Total Printing-Commercial                                       122
_____________________________________________________________________

Private Corrections - 1.1%
Corrections Corp of America*                 5,665              358
                                                       --------------

Total Private Corrections                                       358
_____________________________________________________________________



---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Property/Casualty Insurance - 0.6%
ProAssurance*                                      3,775     $        210
                                                             ______________

Total Property/Casualty Insurance                                     210
___________________________________________________________________________

Racetracks - 1.4%
Penn National Gaming*                              7,500              451
                                                             --------------

Total Racetracks                                                      451
___________________________________________________________________________

Real Estate Management/Services - 1.2%
CB Richard Ellis Group, Cl A*                      4,860              177
Jones Lang LaSalle                                 2,050              233
                                                             --------------

Total Real Estate Management/Services                                 410
---------------------------------------------------------------------------

Reinsurance - 0.8%
Axis Capital Holdings                              6,775              275
                                                             ______________

Total Reinsurance                                                     275
___________________________________________________________________________

REITs-Diversified - 0.7%
Digital Realty Trust                               2,340               88
iStar Financial                                    2,950              131
                                                             --------------

Total REITs-Diversified                                               219
---------------------------------------------------------------------------

REITs-Mortgage - 0.3%
RAIT Financial Trust                               4,450              116
                                                             ______________

Total REITs-Mortgage                                                  116
___________________________________________________________________________

Respiratory Products - 0.5%
Resmed*                                            3,997              165
                                                             --------------

Total Respiratory Products                                            165
___________________________________________________________________________

Retail-Apparel/Shoe - 1.4%
JOS A Bank Clothiers*                              4,956              205
Under Armour, Cl A*                                3,570              163
Urban Outfitters*                                  4,150              100
                                                             ______________

Total Retail-Apparel/Shoe                                             468
---------------------------------------------------------------------------

Retail-Auto Parts - 0.4%
O'Reilly Automotive*                               3,370              123
                                                             ______________

Total Retail-Auto Parts                                               123
---------------------------------------------------------------------------

Retail-Automobile - 0.3%
United Auto Group*                                 4,950              105
                                                             --------------

Total Retail-Automobile                                               105
---------------------------------------------------------------------------

Retail-Computer Equipment - 1.6%
GameStop, Cl A*                                   13,720              536
                                                             --------------

Total Retail-Computer Equipment                                       536
---------------------------------------------------------------------------

Retail-Jewelry - 0.6%
Tiffany                                            4,050              215
                                                             --------------

Total Retail-Jewelry                                                  215
---------------------------------------------------------------------------

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Retail-Sporting Goods - 0.8%
Dick's Sporting Goods*                       4,825     $        281
                                                       --------------

Total Retail-Sporting Goods                                     281
---------------------------------------------------------------------

Rubber-Tires - 0.7%
Goodyear Tire & Rubber*                      6,240              217
                                                       --------------

Total Rubber-Tires                                              217
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 0.7%
Maxim Integrated Products                    7,180              240
                                                       ______________
Total Semiconductor Components-
   Integrated Circuits                                          240
_____________________________________________________________________

Semiconductor Equipment - 2.4%
Formfactor*                                  3,450              132
Kla-Tencor                                   5,050              278
Varian Semiconductor
   Equipment Associates*                     5,152              206
Veeco Instruments*                           8,100              168
                                                       ______________

Total Semiconductor Equipment                                   784
---------------------------------------------------------------------

Steel-Producers - 0.6%
Carpenter Technology                         1,625              212
                                                       ______________

Total Steel-Producers                                           212
---------------------------------------------------------------------

Steel-Specialty - 0.4%
Allegheny Technologies                       1,270              133
                                                       ______________

Total Steel-Specialty                                           133
_____________________________________________________________________

Storage/Warehousing - 0.7%
Mobile Mini*                                 7,525              220
                                                       ______________

Total Storage/Warehousing                                       220
_____________________________________________________________________

Telecommunications Equipment - 1.3%
CommScope*                                   6,250              365
Sonus Networks*                              9,600               82
                                                       ______________

Total Telecommunications Equipment                              447
_____________________________________________________________________

Telecommunications Services - 0.4%
SAVVIS*                                      2,450              121
                                                       --------------

Total Telecommunications Services                               121
---------------------------------------------------------------------

Transactional Software - 0.5%
VeriFone Holdings*                           4,470              158
                                                       ______________

Total Transactional Software                                    158
_____________________________________________________________________

Transport-Marine - 0.6%
American Commercial Lines*                   7,450              194
                                                       ______________

Total Transport-Marine                                          194
---------------------------------------------------------------------

Transport-Services - 0.6%
CH Robinson Worldwide                        3,800              200
                                                       --------------

Total Transport-Services                                        200
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Transport-Truck - 0.5%
Old Dominion Freight Line*                         5,650     $        170
                                                             --------------

Total Transport-Truck                                                 170
---------------------------------------------------------------------------

Veterinary Diagnostics - 0.9%
VCA Antech*                                        7,800              294
                                                             --------------
Total Veterinary Diagnostics                                          294
___________________________________________________________________________

Web Portals/ISP - 0.4%
Sina*                                              2,890              121
                                                             ______________
Total Web Portals/ISP                                                 121
___________________________________________________________________________

Wire & Cable Products - 1.5%
General Cable*                                     6,685              506
                                                             ______________

Total Wire & Cable Products                                           506
___________________________________________________________________________

Wireless Equipment - 1.7%
American Tower, Cl A*                              5,110              214
Crown Castle International*                       10,056              365
                                                             ______________

Total Wireless Equipment                                              579
___________________________________________________________________________

X-Ray Equipment - 0.7%
Hologic*                                           4,370              242
                                                             ______________

Total X-Ray Equipment                                                 242
                                                             ______________

Total Common Stock (Cost $25,138)                                  33,007
---------------------------------------------------------------------------

Investment Company - 0.2%
Midcap SPDR Trust Series 1                           500               82
                                                             ______________

Total Investment Company (Cost $82)                                    82
---------------------------------------------------------------------------

Money Market Fund - 0.9%
Evergreen Select Money Market Fund,
   Institutional Class, 5.21% (A)                 302,074             302
                                                             ______________

Total Money Market Fund (Cost $302)                                   302
---------------------------------------------------------------------------

Total Investments - 100.1% (Cost $25,522)                          33,391
---------------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.1%)                            (43)
---------------------------------------------------------------------------

Total Net Assets - 100.0%                                    $     33,348
---------------------------------------------------------------------------


* Non-income producing security.
(A) - The rate reported is the 7-day effective yield as of June 30, 2007. ADR - American Depositary Receipt
Cl - Class
HMO - Health Maintenance Organization
ISP - Internet Service Provider
R & D - Research and Developement
REITs - Real Estate Investment Trusts
Ser - Series
SPDR - Standard & Poor's 500 Composite Index Depository Receipt
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                Old Mutual
                                                           Growth II Portfolio
--------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                $    25,522
--------------------------------------------------------------------------------
Investment Securities, at value                               $    33,391
Cash                                                                    1
Receivable for Investments Sold                                       239
Dividends and Interest Receivable                                      15
Receivable from Investment Advisor                                     13
--------------------------------------------------------------------------------
     Total Assets                                                  33,659
--------------------------------------------------------------------------------
Liabilities:
Payable for Investments Purchased                                     217
Payable for Management Fees                                            23
Payable for Capital Shares Redeemed                                    22
Accrued Expenses                                                       49
--------------------------------------------------------------------------------
     Total Liabilities                                                311
--------------------------------------------------------------------------------
Net Assets                                                    $    33,348
--------------------------------------------------------------------------------
Net Assets:
Paid-In Capital ($0.001 par value,
   unlimited authorization) based on 2,295,093
   oustanding shares of beneficial interest                   $   269,732
Accumulated Net Investment Loss                                       (22)
Accumulated Net Realized Loss on Investments                     (244,231)
Net Unrealized Appreciation on Investments                          7,869
--------------------------------------------------------------------------------
Net Assets                                                    $    33,348
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share      $     14.53
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                 Old Mutual
                                                             Growth II Portfolio
--------------------------------------------------------------------------------
Investment Income:
     Dividends                                                 $       104
     Interest                                                            4
--------------------------------------------------------------------------------
          Total Investment Income                                      108
--------------------------------------------------------------------------------
Expenses:
     Management Fees                                                   137
     Trustees' Fees                                                      7
     Custodian Fees                                                     27
     Professional Fees                                                  19
     Printing Fees                                                      15
     Transfer Agent Fees                                                13
     Other Expenses                                                      7
--------------------------------------------------------------------------------
          Total Expenses                                               225
--------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                         (51)
--------------------------------------------------------------------------------
          Net Expenses                                                 174
--------------------------------------------------------------------------------
     Net Investment Loss                                               (66)
--------------------------------------------------------------------------------
     Net Realized Gain from Security Transactions                    1,998
     Net Change in Unrealized Appreciation on Investments            3,109
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                 5,107
--------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations          $     5,041
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

--------------------------------------------------------------------------------------------------------
                                                                                      Old Mutual
                                                                                  Growth II Portfolio
--------------------------------------------------------------------------------------------------------
                                                                            1/1/07 to       1/1/06 to
                                                                             6/30/07         12/31/06
                                                                           (Unaudited)
--------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                           $    (66)       $     37
     Net Realized Gain from Security Transactions                              1,998          14,848
     Net Change in Unrealized Appreciation (Depreciation) on Investments       3,109         (11,991)
--------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                      5,041           2,894
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Shares Issued                                                               642           1,684
     Shares Redeemed                                                          (6,483)        (15,480)
--------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from Capital Shares Transactions          (5,841)        (13,796)
--------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets                                               (800)        (10,902)
--------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                      34,148          45,050
--------------------------------------------------------------------------------------------------------
     End of Period                                                          $ 33,348        $ 34,148
--------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income (Accumulated Net Investment Loss)       $    (22)       $     44
--------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Shares Issued                                                                47             137
     Shares Redeemed                                                            (482)         (1,267)
--------------------------------------------------------------------------------------------------------
     Net Decrease in Shares Outstanding                                         (435)         (1,130)
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31 AND FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

                                  Net
          Net                 Realized and
         Asset        Net      Unrealized               Dividends   Distributions                     Net                 Net
         Value,    Investment    Gains         Total     from Net       from          Total       Asset Value,         Assets, End
       Beginning    Income      (Losses)       from     Investment     Capital    Dividends and       End       Total  of Period
       of Period    (Loss)    on Securities Operations    Income        Gains     Distributions    of Period    Return   (000)
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO
2007*     $12.51   $(0.03) 1     $2.05        $2.02        $-            $-            $-           $14.53       16.15%+     $33,348
2006       11.67     0.01  1      0.83         0.84         -             -             -            12.51        7.20%       34,148
2005       10.48    (0.10) 1      1.29         1.19         -             -             -            11.67       11.35%       45,050
2004        9.83    (0.09) 1      0.74         0.65         -             -             -            10.48        6.61%       53,495
2003        7.82    (0.08) 1      2.09         2.01         -             -             -             9.83       25.70%       71,918
2002       11.24    (0.13)       (3.29)       (3.42)        -             -             -             7.82      (30.43)%      76,421
------------------------------------------------------------------------------------------------------------------------------------


                          Ratio
                       of Expenses
                        to Average     Ratio
                        Net Assets     of Net
              Ratio     (Excluding   Investment
           of Expenses    Waivers  Income (Loss) Portfolio
           to Average  and Expense   to Average  Turnover
           Net Assets   Reductions)  Net Assets    Rate
------------------------------------------------------------

OLD MUTUAL GROWTH II PORTFOLIO

2007*         1.04%**     1.35%**     '(0.40)%**   41.50%+
2006          1.04%       1.15%         0.09%     179.52%
2005          1.19%       1.19%        (0.90)%     24.17%
2004          1.17%       1.17%        (0.94)%     37.53%
2003          1.10%       1.10%        (0.90)%    194.63%
2002          1.12%       1.12%        (0.89)%    169.74%
------------------------------------------------------------

 * For the six-month period ended June 30, 2007.

** Ratios for periods less than one year have been annualized.

 + Total return and portfolio turnover rate are for the period indicated and have not been annualized.

 1 Per share calculations were performed using the average shares for the period. Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Growth II Portfolio (the "Growth II Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Growth II Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio, and the Old Mutual
Columbus Circle Technology and Communications Portfolio, (each a "Portfolio" and, collectively, the "Portfolios").

The Growth II Portfolio is classified as a diversified management investment company. The financial statements for the Growth II Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2007, 52% and 24% of the outstanding shares of the Growth II Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Growth II Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is innacurate or does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Growth II Portfolio had no outstanding futures contracts as of June 30, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Growth II Portfolio had no outstanding options contracts as of June 30, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as the investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor, subject to shareholder approval of a management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group
(UK) Limited, which is, in turn, a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under

AS OF JUNE 30, 2007 (UNAUDITED)

the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as set forth in the table below. The Management Fee paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio to the former advisor.

                           Management Fee Breakpoint Asset Thresholds
---------------------------------------------------------------------------------------------------------------------------------
                                 $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                 less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                 $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
---------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth II Portfolio   0.825%        0.775%        0.725%        0.675%        0.625%        0.575%        0.525%

Expense Limitation Agreement - In the interest of limiting expenses of the Growth II Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Growth II Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008 its Management Fees and assume other expenses of the Growth II Portfolio to the extent necessary to limit the total annual operating expenses to no more than 1.04% of the Growth II Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Growth II Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Growth II Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Growth II Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Growth II Portfolio to exceed 1.04%. Consequently, no reimbursement by the Growth II Portfolio will be made unless: (i) the Growth II Portfolio's assets exceed $75 million; (ii) the Growth II Portfolio's total annual operating expense ratio is less than 1.04%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At June 30, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Growth II Portfolio for which the Advisor may seek reimbursement was $47,038 (expiring December 31, 2009) and $51,298 (expiring
December 31, 2010). As of June 30, 2007, the net assets of the Growth II Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Growth II Portfolio, and the Advisor entered into interim sub-advisory agreements with Munder Capital Management and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Growth II Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee of 0.475% of the average daily net assets of such portion of the Growth II Portfolio managed.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds and the Old Mutual  Advisor Funds II of: (i) 0.0165% on the first $10 billion,  plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. Pursuant to the provisions of the Sub-Administrative Agreement, written notice has been provided to the Sub-Administrator of the intent to terminate the Sub-Administrative Agreement, effective as of December 31, 2007.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios. Pursuant to the provisions of the Mutual Fund Custody Agreement (the "Custody Agreement") with U.S. Bank, N.A., the Trust has provided written notice to U.S. Bank, N.A. of its intention to terminate the Custody Agreement, effective as of November 2, 2007. The Board has approved the appointment of the Bank of New York Mellon to serve as custodian, following termination of the Custody Agreement with U.S. Bank, N.A.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Growth II Portfolio for the six-month period ended June 30, 2007, were $13,739,765 and $19,294,926, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The Growth II Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to reclassification of long-term capital gain distributions on Real Estate Investment Trust Securities, were reclassified to/from the following accounts:


                    Decrease               Increase Undistributed Net
             Net Realized Gain (000)         Investment Income (000)
--------------------------------------------------------------------------------
                    $(7)                              $7
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the  components of  accumulated  losses were as follows
(000):

Capital loss carryforwards expiring:
--------------------------------------------------------------------------------
     December 2008                                                    $ (1,843)
     December 2009                                                    (215,474)
     December 2010                                                     (28,813)
     Undistributed Ordinary Income                                          44
     Unrealized appreciation                                             4,661
--------------------------------------------------------------------------------
                                                                     $(241,425)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JUNE 30, 2007 (UNAUDITED)

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Growth II Portfolio utilized $14,798 (000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Growth II Portfolio for federal income tax purposes at June 30, 2007 were as follows:

                                                              Net
      Federal         Unrealized          Unrealized          Unrealized
      Tax Cost (000)  Appreciation (000)  Depreciation (000)  Appreciation (000)
--------------------------------------------------------------------------------
      $25,522         $8,126              $(257)              $7,869


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Growth II Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Growth II Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Growth II Portfolio's growth style of investing, and the Growth II Portfolio's returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Size Company Risk. The Growth II Portfolio primarily invests in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Growth II Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Growth II Portfolio may overweight certain industries within a sector, which may cause the Growth II Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Growth II Portfolio enters into various contracts that provide for general indemnifications. The Growth II Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Growth II Portfolio. However, based on experience, the Growth II Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2007.

8. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust's Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Portfolio's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Growth II Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - June 30, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Growth II Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Growth II Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Growth II Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Growth II Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Growth II Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                Annualized     Expenses
                                    Beginning       Ending       Expense         Paid
                                     Account        Account       Ratios        During
                                      Value          Value     For the Six-    Six-Month
                                     1/1/07         6/30/07    Month Period     Period*
------------------------------------------------------------------------------------------
Old Mutual Growth II Portfolio
------------------------------------------------------------------------------------------
     Actual Portfolio Return        $1,000.00     $1,161.50        1.04%         $5.57
     Hypothetical 5% Return          1,000.00      1,019.64        1.04%          5.21
------------------------------------------------------------------------------------------

* Expenses are equal to the Growth II Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[OLD MUTUAL INSURANCE SERIES FUND LOGO]



CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

     888-772-2888

BY MAIL

     Old Mutual Insurance Series Fund
     P.O. Box 219534
     Kansas City, MO 64121-9534

IN PERSON

     4643 South Ulster Street, Suite 600
     Denver, CO 80237

ON THE INTERNET

     oldmutualfunds.com

This semi-annual report is intended for the general information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888-772-2888 toll free. Please read the prospectus carefully before investing.



Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-105 07/2007

[OLD MUTUAL INSURANCE SERIES FUND LOGO]


Old Mutual Large Cap Growth Portfolio











SEMI-ANNUAL REPORT                              June 30, 2007




TABLE OF CONTENTS


About This Report                                                 2

Message to Shareholders                                           4

Management Overview                                               6

Schedule of Investments                                           9

Statement of Assets & Liabilities                                13

Statement of Operations                                          14

Statement of Changes in Net Assets                               15

Financial Highlights                                             16

Notes to Financial Statements                                    17

Proxy Voting and Portfolio Holdings                              23

Portfolio Expenses Example                                       24

Board Review and Approval of Investment
Sub-Advisory Agreements with Ashfield Capital Partners, LLC      25

Shareholder Proxy Results                                        27

ABOUT THIS REPORT

HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of June 30, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

S&P MidCap 400/Citigroup Growth and Value Index

The S&P MidCap  400/Citigroup  Growth and Value Index (introduced in the fall of
2005) employs a multi-factor methodology to calculate growth and value in separate dimensions. Style scores are calculated taking standardized measures of growth and value factors for each constituent. Combined, the growth and value index is exhaustive, containing the full market capitalization of the S&P MidCap 400.

Russell 1000(R) Value Index

The unmanaged Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am happy to report that your investment in the Old Mutual Insurance Series Fund posted positive returns for the six-month period ended June 30, 2007. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

Your Portfolio's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario -- an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors.

As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 11.98%, and the S&P MidCap 400/Citigroup Value Index advanced 10.38% for the six-month period ended June 30, 2007. Mid-cap stocks outperformed the small-cap growth category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 6.45% and 6.96%, respectively.

The six months also ended, however, with investor enthusiasm tempered by two caution flags - the strengthening world economy has raised concerns about increased inflation, and a softening U.S. housing market has placed downward price pressure on securities linked to home mortgages.

Still, the S&P 500 Index, which hadn't seen a record close since March 2000, broke through to new highs in May and finished the period in firmly positive territory. Fixed-income investments generally finished the semi-annual period in slightly positive territory.

In addition to delivering attractive Portfolio performance for the period, we also saw two exciting new developments at Old Mutual unfold: We strengthened our management team, adding a new affiliated sub-advisor, and we undertook a comprehensive renovation of our shareholder Web site. On June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. Based in San Francisco, the firm has distinguished itself for more than 30 years by its disciplined approach to large-cap growth equity management.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund



Mr. Sluyters joined Old Mutual in September 2006 as President of the Old Mutual Insurance Series Fund. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

                     This page is intentionally left blank.

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.


Performance Highlights

o For the six-month period ended June 30, 2007, the Old Mutual Large Cap Growth Portfolio gained 8.31%, outperforming its benchmark, the Russell 1000(R) Growth Index, which gained 8.13%, and the S&P 500 Index, which gained 6.96%.

o Relative to the Russell 1000(R) Growth Index, overweight positions in sectors such as energy and telecommunication services and strong stock selection in financials contributed positively to performance.

o Weak stock selection in sectors such as consumer staples, information technology and utilities detracted from relative results.

o At the individual stock level, Apple, Deere and Schlumberger contributed to the Portfolio's absolute gains, while Amgen, International Game Technology and Robert Half International (no longer a Portfolio holding) detracted from the Portfolio's advances.


Q.   How did the Portfolio perform relative to its benchmarks?

A. For the six-month period ended June 30, 2007, the Old Mutual Large Cap Growth Portfolio (the "Portfolio") gained 8.31%, outperforming its benchmark, the Russell 1000(R) Growth Index, which gained 8.13%, and the S&P 500 Index, which gained 6.96%.

Q. What investment environment did the Portfolio face during the past six months?

A. At the beginning of the period, investors believed the economy was "just right" - not too hot, not too cold. This was reflected in the strong gains seen in April and May, with many equity markets posting their best quarterly gains since the early 2000s. By June, however, investors began to worry that a hotter economy would keep inflation high enough that the Federal Reserve Board would be forced to raise interest rates. Stocks became more volatile, given these concerns. As long as profits keep rising (albeit at a slower pace than in previous periods), inflation and interest rates don't soar, and as long as the world avoids a geopolitical crisis, global economic strength should be able to ward off any temporary weakness in the stock market, according to Ashfield Capital Partners, LLC ("Ashfield"). As far as capitalizations are concerned, large-cap growth stocks, as measured by the Russell 1000(R) Growth Index, posted an 8.13% gain during the six-month period ended June 30, 2007, outperforming their value counterparts, as measured by the Russell 1000(R) Value Index, which climbed 6.23%.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Despite a challenging April and May, the Portfolio was well positioned to take advantage of better-than-expected corporate profits, strong global growth and the growing expectations of private equity deals. Investors seemed to have a preference for large-cap stocks, and this trend benefited the Portfolio. Additionally, a tendency for investors to seek higher quality companies had a positive impact on the Portfolio.

Q.   How did composition affect Portfolio performance?

A. Relative to the Russell 1000(R) Growth Index, overweight positions in sectors such as energy and telecommunication services and strong stock selection in financials contributed positively to performance. On the other hand, weak stock selection in sectors such as consumer staples, information technology and utilities detracted from relative results. All but two of the ten economic sectors produced positive absolute performance with energy, telecommunication services, industrials and materials producing double-digit gains.

     At the individual stock level, Apple, Deere and Schlumberger contributed to the Portfolio's absolute gains, while Amgen, International Game Technology and Robert Half International (no longer a Portfolio holding) detracted from the Portfolio's advances.

     Apple engages in the design, manufacture and marketing of personal computers and related software, services, peripherals and networking solutions. The company continued to post solid earnings during the period, due to strong iPod sales, its reintroduction of the iTV and its release of the iPhone. Deere, a manufacturer and distributor of agricultural and commercial equipment, experienced strong demand during the period driven by the agriculture equipment segment. Schlumberger, an oilfield services company, benefited from its effective product line during an up-tick in spending. The company posted solid year-over-year margin increases, and its oilfield segment had all geographies post better-than-expected results, with the exception of Latin America which was largely in-line with expectations.

     On the other side of the equation, global biotechnology company Amgen detracted from performance due to a weaker-than-expected first quarter, both from the revenues and earnings perspectives. Management also withdrew their prior 2007 expectations given the uncertainty of Aranesp sales going forward. Continued weakness was


Large Cap Growth Porfolio
     attributable to the Food and Drug Association panel voting against additional label use for their major drug Aranesp. International Game Technology engages in the design, manufacture and marketing of computerized gaming equipment, systems and services. The company's stock did not perform well during the semi-annual period as the gaming industry continued to be in the middle of a product cycle and stronger competitors emerged. Robert Half International, a leader in professional staffing with a renowned expertise in accounting and finance, was a poor performer during the period due to below consensus earnings for the first quarter of 2007. The company cited weak margins due to the slowdown in their Sarbanes-Oxley business which represented a growth segment of their overall business.

Q.   What is the investment outlook for the large-cap growth market?

A. Ashfield continues to believe that equities are positioned to outperform other asset classes over the next year. The sub-advisor notes that fundamentals remain solid, with economic growth projected to moderate to a more sustainable rate, enabling corporate profits to grow at a pace that is more consistent with historical averages. Given where we are with the current economic expansion and compelling valuations, Ashfield expects large-cap growth equities to fair better than they have in the recent past.

     Turner Investment Partners, Inc. ("Turner") continues to anticipate that 2007 will prove to be a year in which price/earnings ratios expand - a circumstance that can bode well for growth stocks. Turner believes any multiple expansion could help to offset the decelerating rate of corporate earnings growth. Therefore, although the sub-advisor believes stock-market levels could be higher at the end of the year than they are now, a number of risks could confound that outlook: consumer spending, which accounts for about 70% of U.S. gross domestic product, is softening; petroleum prices threaten to spike sharply higher; and a large loss in the suddenly unsteady Chinese stock market could have an adverse impact on the U.S. market. Turner does not, however, assign a high probability to any of those risks. Turner remains focused on owning stocks that it believes have the strongest earnings prospects. The firm currently favors shares of companies in the Internet, gaming, luxury-retailing, brokerage, investment- exchange, mining, energy-services, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunications and wireless industries.


Top Ten Holdings
as of June 30, 2007
(Unaudited)

General Electric                            3.5%
---------------------------------------------------
Cisco Systems                               2.8%
---------------------------------------------------
Google, Cl A                                2.6%
---------------------------------------------------
Intel                                       2.3%
---------------------------------------------------
State Street                                2.1%
---------------------------------------------------
Fiserv                                      1.9%
---------------------------------------------------
Texas Instruments                           1.8%
---------------------------------------------------
PepsiCo                                     1.8%
---------------------------------------------------
Apple                                       1.8%
---------------------------------------------------
Abbott Laboratories                         1.7%
---------------------------------------------------
As a % of Total
Portfolio Investments                      22.3%
---------------------------------------------------


                                                      Large Cap Growth Portfolio

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------

                                                         Six       One       Annualized    Annualized    Annualized    Annualized
                                           Inception    Month      Year        3 Year        5 Year        10 Year     Inception
                                             Date       Return    Return       Return        Return        Return       to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio      04/30/97     8.31%     14.19%        7.53%         7.65%         7.28%        7.95%
Russell 1000(R) Growth Index               04/30/97     8.13%     19.04%        8.70%         9.28%         4.39%        5.44%
S&P 500 Index 1                            04/30/97     6.96%     20.59%       11.68%        10.71%         7.13%        8.09%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

1    The  portfolio  will no longer  include the S&P 500 Index as a  performance
     benchmark  as  the  Russell   1000(R)  Growth  Index  better  reflects  the
     Portfolio's investment strategy.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.21% and 0.96%, respectively.


Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                             4/30/97  Dec 97  Dec 98  Dec 99  Dec 00  Dec 01  Dec 02  Dec 03  Dec 04  Dec 05  Dec 06  Jun 07
Old Mutual Large Cap         $10,000  $11,821 $15,441 $25,512 $25,134 $18,026 $12,741 $16,715 $18,211 $19,041 $20,096 $21,766
   Growth Portfolio
Russell 1000 Growth Index    $10,000  $12,171 $16,882 $22,480 $17,440 $13,879 $10,009 $12,987 $13,805 $14,532 $15,850 $17,138
S&P 500 Index                $10,000  $12,258 $15,761 $19,078 $17,342 $15,280 $11,903 $15,318 $16,984 $17,818 $20,634 $22,070

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of June 30, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE GRAPH]

Consumer Discretionary          9%
Consumer Staples                8%
Energy                          9%
Financials                     15%
Health Care                    13%
Industrials                    12%
Information Technology         26%
Materials                       3%
Telecommunication Services      5%

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 99.2%
Aerospace/Defense - 0.7%
Boeing                                         930     $         89
                                                       --------------

Total Aerospace/Defense                                          89
---------------------------------------------------------------------

Agricultural Chemicals - 1.5%
Monsanto                                     2,780              188
                                                       --------------

Total Agricultural Chemicals                                    188
---------------------------------------------------------------------

Apparel Manufacturers - 1.5%
Coach*                                       1,490               70
Guess ?                                      1,120               54
Polo Ralph Lauren                              600               59
                                                       --------------

Total Apparel Manufacturers                                     183
---------------------------------------------------------------------

Applications Software - 2.0%
Microsoft                                    6,760              199
Salesforce.com*                              1,340               58
                                                       --------------

Total Applications Software                                     257
---------------------------------------------------------------------

Athletic Footwear - 0.5%
Nike, Cl B                                   1,180               69
                                                       --------------

Total Athletic Footwear                                          69
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 3.3%
Coca-Cola                                    2,810              147
Hansen Natural*                              1,010               43
PepsiCo                                      3,480              226
                                                       --------------

Total Beverages-Non-Alcoholic                                   416
---------------------------------------------------------------------

Cable TV - 1.2%
Comcast, Cl A*                               2,400               68
Rodgers Communications, Cl B                 1,840               78
                                                       ______________

Total Cable TV                                                  146
_____________________________________________________________________

Casino Hotels - 0.6%
Las Vegas Sands*                               960               73
                                                       ______________

Total Casino Hotels                                              73
_____________________________________________________________________

Casino Services - 1.3%
International Game Technology                4,220              168
                                                       ______________

Total Casino Services                                           168
_____________________________________________________________________

Cellular Telecommunications - 3.3%
America Movil, Ser L ADR                     1,840              114
Leap Wireless International*                 1,150               97
Millicom International Cellular*               710               65
NII Holdings*                                1,810              146
                                                       --------------

Total Cellular Telecommunications                               422
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Coal - 0.9%
Consol Energy                                      2,440     $        113
                                                             ______________

Total Coal                                                            113
___________________________________________________________________________

Computer Services - 0.5%
Cognizant Technology Solutions, Cl A*                820               62
                                                             ______________

Total Computer Services                                                62
___________________________________________________________________________

Computers - 4.1%
Apple*                                             1,810              221
Dell*                                              2,630               75
Hewlett-Packard                                    2,000               89
International Business Machines                    1,225              129
                                                             --------------

Total Computers                                                       514
---------------------------------------------------------------------------

Consulting Services - 1.1%
Accenture, Cl A                                    3,170              136
                                                             ______________

Total Consulting Services                                             136
___________________________________________________________________________

Cosmetics & Toiletries - 2.0%
Avon Products                                      3,290              121
Procter & Gamble                                   2,100              128
                                                             --------------

Total Cosmetics & Toiletries                                          249
---------------------------------------------------------------------------

Data Processing/Management - 2.8%
Fiserv*                                            4,150              236
MasterCard, Cl A                                     670              111
                                                             ______________

Total Data Processing/Management                                      347
___________________________________________________________________________

Disposable Medical Products - 0.8%
C.R. Bard                                          1,300              107
                                                             ______________

Total Disposable Medical Products                                     107
---------------------------------------------------------------------------

Diversified Manufacturing Operations - 5.6%
Danaher                                              950               72
General Electric                                  11,420              437
Illinois Tool Works                                2,600              141
Roper Industries                                     960               55
                                                             --------------

Total Diversified Manufacturing Operations                            705
---------------------------------------------------------------------------

E-Commerce/Products - 0.3%
Amazon.com*                                          650               44
                                                             --------------

Total E-Commerce/Products                                              44
---------------------------------------------------------------------------

E-Commerce/Services - 1.2%
eBay*                                              3,300              106
Expedia*                                           1,400               41
                                                             ______________

Total E-Commerce/Services                                             147
___________________________________________________________________________

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF
JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------


Electric Products-Miscellaneous - 0.5%
Emerson Electric                             1,300     $         61
                                                       --------------

Total Electric Products-Miscellaneous                            61
---------------------------------------------------------------------

Electronic Components-Semiconductors - 5.3%
Altera                                       4,010               89
Broadcom, Cl A*                              2,090               61
Intel                                       12,100              287
Texas Instruments                            6,075              229
                                                       --------------

Total Electronic Components-Semiconductors                      666
---------------------------------------------------------------------

Energy-Alternate Sources - 0.5%
Sunpower, Cl A*                                980               62
                                                       --------------

Total Energy-Alternate Sources                                   62
---------------------------------------------------------------------

Engineering/R&D Services - 1.6%
ABB ADR                                      2,800               63
Jacobs Engineering Group*                    2,455              141
                                                       ______________

Total Engineering/R&D Services                                  204
---------------------------------------------------------------------

Entertainment Software - 1.0%
Electronic Arts*                             2,630              124
                                                       ______________

Total Entertainment Software                                    124
---------------------------------------------------------------------

Fiduciary Banks - 2.1%
State Street                                 3,930              269
                                                       --------------

Total Fiduciary Banks                                           269
---------------------------------------------------------------------

Finance-Credit Card - 1.1%
American Express                             2,220              136
                                                       --------------

Total Finance-Credit Card                                       136
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 4.9%
Charles Schwab                               6,570              135
Credit Suisse Group ADR                      1,160               82
Goldman Sachs Group                            935              202
Merrill Lynch                                1,100               92
Morgan Stanley                               1,300              109
                                                       ______________

Total Finance-Investment Banker/Broker                          620
---------------------------------------------------------------------

Finance-Other Services - 2.6%
Chicago Mercantile Exchange Holdings, Cl A     285              152
IntercontinentalExchange*                      650               96
Nymex Holdings                                 640               81
                                                       ______________

Total Finance-Other Services                                    329
---------------------------------------------------------------------

Hotels & Motels - 0.7%
Marriott International, Cl A                 2,100               91
                                                       --------------

Total Hotels & Motels                                            91
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Industrial Automation/Robot - 1.0%
Rockwell Automation                                1,865     $        129
                                                             ______________

Total Industrial Automation/Robot                                     129
___________________________________________________________________________

Industrial Gases - 0.9%
Praxair                                            1,600              115
                                                             ______________

Total Industrial Gases                                                115
___________________________________________________________________________

Instruments-Scientific - 0.6%
Thermo Fisher Scientific*                          1,370               71
                                                             --------------

Total Instruments-Scientific                                           71
___________________________________________________________________________

Internet Infrastructure Software - 0.3%
Akamai Technologies*                                 870               42
                                                             --------------

Total Internet Infrastructure Software                                 42
___________________________________________________________________________

Internet Security - 0.4%
VeriSign*                                          1,610               51
                                                             ______________

Total Internet Security                                                51
___________________________________________________________________________

Investment Management/Advisory Services - 2.5%
Franklin Resources                                   980              130
T Rowe Price Group                                 3,600              187
                                                             --------------

Total Investment Management/Advisory Services                         317
___________________________________________________________________________

Machinery-Farm - 0.6%
Deere                                                610               74
                                                             --------------

Total Machinery-Farm                                                   74
___________________________________________________________________________

Medical Instruments - 0.5%
St. Jude Medical*                                  1,410               58
                                                             --------------

Total Medical Instruments                                              58
___________________________________________________________________________

Medical Products - 3.4%
Baxter International                               1,770              100
Becton Dickinson                                   1,700              127
Johnson & Johnson                                  2,100              129
Stryker                                            1,100               69
                                                             ______________

Total Medical Products                                                425
___________________________________________________________________________

Medical-Biomedical/Genetic - 1.9%
Amgen*                                             2,000              111
Celgene*                                           1,260               72
Genentech*                                           800               60
                                                             ______________

Total Medical-Biomedical/Genetic                                      243
___________________________________________________________________________

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Medical-Drugs - 3.5%
Abbott Laboratories                          4,030     $        216
Allergan                                     1,320               76
Schering-Plough                              2,540               77
Shire ADR                                      930               69
                                                       --------------

Total Medical-Drugs                                             438
_____________________________________________________________________

Medical-HMO - 1.0%
Aetna                                        2,480              123
                                                       --------------

Total Medical-HMO                                               123
_____________________________________________________________________

Metal Processors & Fabricators - 0.6%
Precision Castparts                            650               79
                                                       --------------

Total Metal Processors & Fabricators                             79
_____________________________________________________________________

Multi-Line Insurance - 0.5%
American International Group                   860               60
                                                       --------------

Total Multi-Line Insurance                                       60
_____________________________________________________________________

Multimedia - 0.2%
News                                         1,400               30
                                                       --------------

Total Multimedia                                                 30
_____________________________________________________________________

Networking Products - 2.8%
Cisco Systems*                              12,660              353
                                                       ______________

Total Networking Products                                       353
_____________________________________________________________________

Non-Ferrous Metals - 0.8%
Cameco                                       1,930               98
                                                       ______________

Total Non-Ferrous Metals                                         98
_____________________________________________________________________

Oil Companies-Exploration & Production - 1.2%
Southwestern Energy*                           730               32
XTO Energy                                   2,010              121
                                                       --------------

Total Oil Companies-Exploration & Production                    153
_____________________________________________________________________

Oil Companies-Integrated - 0.7%
Marathon Oil                                 1,500               90
                                                       --------------

Total Oil Companies-Integrated                                   90
_____________________________________________________________________

Oil Field Machinery & Equipment - 1.8%
Cameron International*                       2,370              169
National Oilwell Varco*                        570               60
                                                       --------------

Total Oil Field Machinery & Equipment                           229
---------------------------------------------------------------------

Oil-Field Services - 2.8%
Halliburton                                  2,660               92
Schlumberger                                 1,970              168
Smith International                          1,600               94
                                                       ______________

Total Oil-Field Services                                        354
_____________________________________________________________________



---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Pharmacy Services - 0.4%
Medco Health Solutions*                              640     $         50
                                                             ______________

Total Pharmacy Services                                                50
---------------------------------------------------------------------------

Pipelines - 0.9%
Williams                                           3,580              114
                                                             --------------

Total Pipelines                                                       114
---------------------------------------------------------------------------

Real Estate Management/Services - 0.8%
CB Richard Ellis Group, Cl A*                      2,760              101
                                                             --------------

Total Real Estate Management/Services                                 101
---------------------------------------------------------------------------

Retail-Computer Equipment - 0.4%
GameStop, Cl A*                                    1,200               47
                                                             --------------

Total Retail-Computer Equipment                                        47
---------------------------------------------------------------------------

Retail-Discount - 1.1%
Wal-mart                                           2,800              135
                                                             --------------

Total Retail-Discount                                                 135
---------------------------------------------------------------------------

Retail-Drug Store - 2.0%
CVS                                                4,190              153
Walgreen                                           2,300              100
                                                             ______________

Total Retail-Drug Store                                               253
---------------------------------------------------------------------------

Retail-Jewelry - 0.7%
Tiffany                                            1,740               92
                                                             ______________

Total Retail-Jewelry                                                   92
---------------------------------------------------------------------------

Retail-Office Supplies - 0.7%
Office Depot*                                      2,800               85
                                                             ______________

Total Retail-Office Supplies                                           85
---------------------------------------------------------------------------

Retail-Restaurants - 0.8%
McDonald's                                         1,970              100
                                                             --------------

Total Retail-Restaurants                                              100
---------------------------------------------------------------------------

Rubber-Tires - 0.5%
Goodyear Tire & Rubber*                            1,960               68
                                                             --------------

Total Rubber-Tires                                                     68
___________________________________________________________________________

Semiconductor Equipment - 0.7%
Kla-Tencor                                         1,700               93
                                                             --------------

Total Semiconductor Equipment                                          93
___________________________________________________________________________

Telecommunications Equipment - 0.4%
Nortel Networks*                                   1,940               46
                                                             --------------

Total Telecommunications Equipment                                     46
---------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Telecommunications Services - 0.6%
Time Warner Telecom, Cl A*                   3,770     $         76
                                                       --------------

Total Telecommunications Services                                76
---------------------------------------------------------------------

Therapeutics - 0.8%
Gilead Sciences*                             2,660              103
                                                       --------------

Total Therapeutics                                              103
---------------------------------------------------------------------

Transport-Services - 0.6%
CH Robinson Worldwide                        1,500               79
                                                       --------------

Total Transport-Services                                         79
---------------------------------------------------------------------

Web Portals/ISP - 2.6%
Google, Cl A*                                  620              324
                                                       --------------

Total Web Portals/ISP                                           324
---------------------------------------------------------------------

Wireless Equipment - 1.7%
Crown Castle International*                  1,990               72
Qualcomm                                     3,300              143
                                                       --------------

Total Wireless Equipment                                        215
                                                       --------------

Total Common Stock (Cost $10,536)                            12,510
---------------------------------------------------------------------

Money Market Fund - 0.2%
Evergreen Select Money Market Fund,
     Institutional Class, 5.21% (A)         20,593               21
                                                       --------------

Total Money Market Fund (Cost $21)                               21
---------------------------------------------------------------------

Total Investments - 99.4% (Cost $10,557)                     12,531
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.6%                         75
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     12,606
---------------------------------------------------------------------

* Non-income producing security.
(A) - The rate reported is the 7-day effective yield as of June 30, 2007. ADR - American Depositary Receipt
Cl - Class
HMO - Health Maintenance Organization
ISP - Internet  Service Provider
R & D - Research and Developement
Ser - Series

Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                Old Mutual
                                                                 Large Cap
                                                              Growth Portfolio
--------------------------------------------------------------------------------

Assets:
Investment Securities, at cost                                 $    10,557
--------------------------------------------------------------------------------

Investment Securities, at value                                $    12,531
Receivable for Investments Sold                                        150
Receivable from Investment Advisor                                      18
Dividends and Interest Receivable                                        8
Other Assets                                                             1
--------------------------------------------------------------------------------

     Total Assets                                                   12,708
--------------------------------------------------------------------------------

Liabilities:
Payable for Investments Purchased                                       56
Payable for Capital Shares Redeemed                                     12
Payable for Management Fees                                              9
Accrued Expenses                                                        25
--------------------------------------------------------------------------------

     Total Liabilities                                                 102
--------------------------------------------------------------------------------

Net Assets                                                     $    12,606
--------------------------------------------------------------------------------

Net Assets:
Paid-In Capital ($0.001 par value,
   unlimited authorization) based on 593,173
   oustanding shares of beneficial interest                    $    33,120
Undistributed Net Investment Income                                     19
Accumulated Net Realized Loss on Investments                       (22,507)
Net Unrealized Appreciation on Investments                           1,974
--------------------------------------------------------------------------------

Net Assets                                                     $    12,606
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share       $     21.25
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
                                                                Old Mutual
                                                                 Large Cap
                                                              Growth Portfolio
--------------------------------------------------------------------------------

Investment Income:
     Dividends                                               $        63
     Interest                                                          3
     Less: Foreign Taxes Withheld                                     (1)
--------------------------------------------------------------------------------

          Total Investment Income                                     65
--------------------------------------------------------------------------------

Expenses:
     Management Fees                                                  56
     Trustees' Fees                                                    3
     Custodian Fees                                                   30
     Transfer Agent Fees                                              13
     Professional Fees                                                 7
     Printing Fees                                                     7
     Other Expenses                                                    4
--------------------------------------------------------------------------------

          Total Expenses                                             120
--------------------------------------------------------------------------------

Less:
     Waiver of Management Fees                                       (56)
--------------------------------------------------------------------------------

          Net Expenses                                                64
--------------------------------------------------------------------------------

     Net Investment Income                                             1
--------------------------------------------------------------------------------

     Net Realized Gain from Security Transactions                  1,162
     Net Change in Unrealized Depreciation on Investments           (107)
--------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments               1,055
--------------------------------------------------------------------------------

     Increase in Net Assets Resulting from Operations        $     1,056
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

----------------------------------------------------------------------------------------------------------------

                                                                                       Old Mutual
                                                                               Large Cap Growth Portfolio
----------------------------------------------------------------------------------------------------------------

                                                                               1/1/07 to        1/1/06 to
                                                                                6/30/07          12/31/06
                                                                              (Unaudited)
----------------------------------------------------------------------------------------------------------------

Investment Activities:
     Net Investment Income                                                     $      1        $     18
     Net Realized Gain from Security Transactions                                 1,162           7,404
     Net Change in Unrealized Depreciation on Investments                          (107)         (6,160)
----------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations                         1,056           1,262
----------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
     Shares Issued                                                                   79             585
     Shares Redeemed                                                             (2,253)        (13,359)
----------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets Derived from Capital Shares Transactions             (2,174)        (12,774)
----------------------------------------------------------------------------------------------------------------

     Total Decrease in Net Assets                                                (1,118)        (11,512)
----------------------------------------------------------------------------------------------------------------

Net Assets:
     Beginning of Year                                                           13,724          25,236
----------------------------------------------------------------------------------------------------------------

     End of Year                                                               $ 12,606        $ 13,724
----------------------------------------------------------------------------------------------------------------

Undistributed Net Investment Income                                            $     19        $     18
----------------------------------------------------------------------------------------------------------------

Shares Issued and Redeemed:
     Shares Issued                                                                    4              31
     Shares Redeemed                                                               (110)           (689)
----------------------------------------------------------------------------------------------------------------

     Net Decrease in Shares Outstanding                                            (106)           (658)
----------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31 AND FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)



                                  Net
          Net                 Realized and                                                            Net                 Net
         Asset       Net       Unrealized               Dividends   Distributions     Total          Asset               Assets,
         Value,   Investment     Gains         Total     from Net       from        Dividends        Value,               End
       Beginning    Income      (Losses)       From     Investment     Capital         and            End       Total  of Period
       of Period    (Loss)    on Securities Operations    Income        Gains     Distributions    of Period    Return   (000)
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

2007*     $19.62   $    - 1      $1.63        $1.63        $-            $-            $-           $21.25      8.31%+     12,606
2006       18.59     0.02 1       1.01         1.03         -             -             -            19.62      5.54%      13,724
2005       17.78    (0.07) 1      0.88         0.81         -             -             -            18.59      4.56%      25,236
2004       16.32    (0.04) 1      1.50         1.46         -             -             -            17.78      8.95%      31,850
2003       12.44    (0.07) 1      3.95         3.88         -             -             -            16.32     31.19%      32,357
2002       17.60    (0.10)       (5.06        (5.16)        -             -             -            12.44    (29.32)%     27,434
------------------------------------------------------------------------------------------------------------------------------------



                         Ratio
                       of Expenses    Ratio
                       to Average    of Net
                       Net Assets  Investment
            Ratio      (Excluding    Income
          of Expenses  Waivers and   (Loss)       Portfolio
          to Average    Expense    to Average     Turnover
          Net Assets  Reductions)  Net Assets       Rate
----------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

2007*      0.96%**     1.82%**      0.02%**      86.50%+
2006       0.96%       1.21%        0.08%       190.06%
2005       1.10%       1.15%       (0.42)%       30.48%
2004       1.10%       1.10%       (0.27)%       44.92%
2003       1.06%       1.06%       (0.51)%       74.16%
2002       1.05%       1.05%       (0.47)%      142.32%
----------------------------------------------------------


 * For the six-month period ended June 30, 2007.

** Ratios for periods less than one year have been annualized.

 + Total return and portfolio turnover rate are for the period indicated and have not been annualized.

 1 Per share calculations were performed using the average shares for the period.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Large Cap Growth Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio, and the Old Mutual Columbus Circle Technology and Communications Portfolio, (each a "Portfolio" and, collectively, the "Portfolios").

The Large Cap Growth Portfolio is classified as a diversified management investment company. The financial statements for the Large Cap Growth Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2007, 80% and 15% of the outstanding shares of the Large Cap Growth Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Large Cap Growth Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

AS OF JUNE 30, 2007 (UNAUDITED)

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Large Cap Growth Portfolio had no outstanding futures contracts as of June 30, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Large Cap Growth Portfolio had no outstanding options contracts as of June 30, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as the investment advisor to each Portfolio, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Trust's previous advisor, subject to shareholder approval of a management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is, in turn, a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as set forth in the table below. The Management Fee paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio to the former advisor.

                                                      Management Fee Breakpoint Asset Thresholds
----------------------------------------------------------------------------------------------------------------------------
                            $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                            less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                            $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
----------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap
     Growth Portfolio       0.85%         0.80%         0.75%         0.70%         0.65%         0.60%         0.55%

Expense Limitation Agreement - In the interest of limiting expenses of the Large Cap Growth Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Large Cap Growth Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Large Cap Growth Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.96% of the Large Cap Growth Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Large Cap Growth Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Large Cap Growth Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Large Cap Growth Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Large Cap Growth Portfolio to exceed 0.96%. Consequently, no reimbursement by the Large Cap Growth Portfolio will be made unless: (i) the Large Cap Growth Portfolio's assets exceed $75 million; (ii) the Large Cap Growth Portfolio's total annual operating expense ratio is less than 0.96%, and
(iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital an d Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At June 30, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Large Cap Growth Portfolio for which the Advisor may seek reimbursement was $55,327 (expiring December 31, 2009) and $56,219 (expiring December 31, 2010). As of June 30, 2007, the net assets of the Large Cap Growth Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Large Cap Growth Portfolio, and the Advisor entered into interim sub-advisory agreements with CastleArk Management, LLC ("CastleArk") and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Large Cap Growth Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006. Effective February 10, 2007, the Board of Trustees of the Trust appointed Ashfield Capital Partners, LLC ("Ashfield") as a sub-advisor to the Portfolio. Pursuant to an interim sub-advisory agreement approved by the Trust's Board of Trustees, and subject to shareholder approval of a new investment advisory agreement with Ashfield, Ashfield assumed management of that portion of the Portfolio's assets that were previously managed by CastleArk. The new investment sub-advisory agreement became effective as of June 19, 2007.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Large Cap Growth Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees for each subadvisor are calculated as follows:

                           $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                           less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                           $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
--------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap
     Growth Portfolio      0.50%         0.45%         0.40%         0.35%         0.30%         0.25%         0.20%

AS OF JUNE 30, 2007 (UNAUDITED)

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub- advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. Pursuant to the provisions of the Sub-Administrative Agreement, written notice has been provided to the Sub-Administrator of the intent to terminate the Sub-Administrative Agreement, effective as of December 31, 2007.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios. Pursuant to the provisions of the Mutual Fund Custody Agreement (the "Custody Agreement") with U.S. Bank, N.A., the Trust has provided written notice to U.S. Bank, N.A. of its intention to terminate the Custody Agreement, effective as of November 2, 2007. The Board has approved the appointment of the Bank of New York Mellon to serve as custodian, following termination of the Custody Agreement with U.S. Bank, N.A.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Large Cap Growth Portfolio for the six-month period ended June 30, 2007, were $11,255,340 and $13,288,373, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The Large Cap Growth Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. There were no permanent book/tax differences for the year ended December 31, 2006.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the  components of  accumulated  losses were as follows
(000):

Capital loss carryforwards expiring:
--------------------------------------------------------------------------------

     December 2009                                                    $(10,405)
     December 2010                                                     (13,158)
     December 2011                                                         (58)
     Undistributed Ordinary Income                                          18
     Unrealized appreciation                                             2,033
--------------------------------------------------------------------------------

                                                                      $(21,570)
--------------------------------------------------------------------------------

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Large Cap Growth Portfolio utilized $7,316 (000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Large Cap Growh Portfolio for federal income tax purposes at June 30, 2007, were as follows:

         Federal      Unrealized       Unrealized       Unrealized
         Tax Cost    Appreciation     Depreciation     Appreciation
          (000)         (000)            (000)            (000)
----------------------------------------------------------------------
         $10,557         $2,137           $(163)          $1,974

6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Large Cap Growth Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Large Cap Growth Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Large Cap Growth Portfolio's growth style of investing, and the Large Cap Growth Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Large Cap Growth Portfolio may overweight certain industries within a sector, which may cause the Large Cap Growth Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Large Cap Growth Portfolio enters into various contracts that provide for general indemnifications. The Large Cap Growth Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Large Cap Growth Portfolio. However, based on experience, the Large Cap Growth Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2007.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JUNE 30, 2007 (UNAUDITED)

8. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust's Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees ; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Portfolio's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax l aws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Large Cap Growth Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (UNAUDITED)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (UNAUDITED)


Six-Month Hypothetical Expense Example - June 30, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Large Cap Growth Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Large Cap Growth Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Large Cap Growth Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Large Cap Growth Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Large Cap Growth Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                      Annualized          Expenses
                                    Beginning               Ending                     Expense              Paid
                                     Account                Account                     Ratios             During
                                      Value                  Value                   For the Six-         Six-Month
                                     1/1/07                 6/30/07                  Month Period          Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return        $1,000.00             $1,083.10                      0.96%              $4.96
     Hypothetical 5% Return          1,000.00              1,020.03                      0.96%               4.81
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Large Cap Growth Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BOARD REVIEW AND APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT WITH
ASHFIELD CAPITAL PARTNERS, LLC (Unaudited)

Background

Effective February 10, 2007, the Board of Trustees of Old Mutual Insurance Series Fund (the "Trust"), including all of its independent Trustees (the "Board"), appointed Ashfield Capital Partners, LLC ("Ashfield") as a sub-advisor to the Old Mutual Large Cap Growth Portfolio and the Old Mutual Large Cap Growth Concentrated Portfolio (each a "Fund" and together, the "Funds"). This appointment became effective upon shareholder approval of a new investment sub-advisory agreement by and among the Trust, Old Mutual Capital, Inc. ("OMCAP") and Ashfield (the "Ashfield Sub-Advisory Agreement") on June 19, 2007. In order that Ashfield could begin serving as sub-advisor to the Funds while shareholder approval of the Ashfield Sub-Advisory Agreement was sought, the Board also approved an interim investment sub-advisory agreement by and among the Trust, on behalf of the Funds, OMCAP and Ashfield (the "Interim Ashfield Sub-Advisory Agreement"). Pursuant to the Interim Ashfield Sub-Advisory Agreement, Ashfield assumed management of that portion of the Funds' assets that were previously sub-advised by CastleArk Management, LLC ("CastleArk").

Set forth below are the factors that the Board considered in approving the Ashfield Sub-Advisory Agreement and the Interim Ashfield Sub-Advisory Agreement (together, the "Ashfield Agreements").

Board Considerations

In reviewing the Ashfield Agreements, the Board considered the following matters with respect to all of the Funds:

o Nature and Extent of Services - The Board considered the portfolio management services to be provided by Ashfield under the Ashfield Agreements. The Board received an in-person presentation by Ashfield on its qualifications to manage the Fund, which included a discussion of Ashfield's management of accounts with investment objectives and strategies similar to the investment objectives and strategies of the Funds. The Board also received written materials from Ashfield regarding its qualifications to perform the portfolio management services provided under the Ashfield Agreements. Based on the oral presentations and written material provided by Ashfield, the Board believed Ashfield to be capable and qualified to perform the services provided under the Ashfield Agreements.
o Multi-Manager Structure - The Board considered the effectiveness with which Ashfield would operate within the Funds' multi-manager structure. In particular, the Board considered the degree to which Ashfield's investment style and processes would complement the Funds' other investment sub-advisor, Turner Investment Partners ("Turner"). Based on information provided by OMCAP, the Board concluded that Ashfield's investment style and processes would complement the investment style of Turner.
o Profitability/Costs - The Board also reviewed the projected profitability of Ashfield in connection with providing services to the Funds. In that connection, the Board reviewed Ashfield's projected costs in providing services to the Funds and the basis for allocating those costs.
o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to Ashfield, including Ashfield's increased visibility in the investment community. The Trustees also weighed the benefits to affiliates of Ashfield, including OMCAP, the Trust's distributor, Old Mutual Investment Partners, and their common parent, Old Mutual (US) Holdings Inc.
o Senior Officer's Report - The Trustees considered a report from the Trust's Senior Vice President ("Senior Officer"), who is independent from the Trust's various service providers, including Ashfield, OMCAP and their affiliates, in analyzing Ashfield. The Trustees noted the due diligence performed by the Senior Officer in connection with his review of Ashfield, including meetings with Ashfield's personnel. The Trustees' also noted the Senior Officer's evaluation of the sub-advisory fees, which were unchanged from the sub-advisory fees that the Senior Officer evaluated in December 2006. The Trustees favorably considered that the Senior Officer supported the hiring of Ashfield.

In reviewing the Ashfield Agreements, the Board considered the following matters with respect to each Fund:

Old Mutual Large Cap Growth Portfolio

     Performance - With respect to performance, the Trustees favorably weighed that Ashfield's large cap growth composite outperformed the Fund's benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period.

     Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that OMCAP would pay Ashfield's sub-advisory fee out of the management fee OMCAP received from the Trust (the "Management Fee"). The Trustees considered that the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-advisor that Ashfield would replace. The Trustees also considered Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

     Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

BOARD REVIEW AND APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT WITH
ASHFIELD CAPITAL PARTNERS, LLC -  concluded (Unaudited)

     Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Board Conclusions - The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the contractual Management Fee at the Lipper, Inc. ("Lipper") median and the net Management Fee below the Lipper median.

Old Mutual Large Cap Growth Concentrated Portfolio

     Performance - With respect to performance, the Trustees favorably viewed the fact that Ashfield's large cap growth composite outperformed the Fund's benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period. The Trustees noted, however, that Ashfield's large cap growth composite was more broadly diversified in a greater number of stocks than the Fund and that Ashfield did not currently manage a portfolio that mirrored the concentrated investment strategy of the Fund. The Trustees viewed favorably representations from Ashfield that its large cap growth investment strategy could be easily tailored to the Fund's more concentrated investment strategy.

     Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that OMCAP would pay Ashfield's sub-advisory fee out of the management fee OMCAP received from the Trust (the "Management Fee"). The Trustees considered the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-advisor that Ashfield would replace. The Trustees also considered Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

     Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

     Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Board Conclusions - The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the net Management Fee below the Lipper median.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a special meeting of the shareholders of Old Mutual Insurance Series Fund, held on June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio, voting separately, approved a new sub-advisory agreement with Ashfield Capital Partners, LLC.

The following is a report on the votes cast:

                                                                      # of Shares    # of Shares Against/
Old Mutual Portfolio                                                  For Proposal     Withheld Proposal    # of Abstained Shares
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio                                    532,291              21,735               70,763
Old Mutual Large Cap Growth Concentrated Portfolio                     5,375,428             320,535              545,565
------------------------------------------------------------------------------------------------------------------------------------

[OLD MUTUAL INSURANCE SERIES FUND LOGO]



CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

     888-772-2888

BY MAIL

     Old Mutual Insurance Series Fund
     P.O. Box 219534
     Kansas City, MO 64121-9534

IN PERSON

     4643 South Ulster Street, Suite 600
     Denver, CO 80237

ON THE INTERNET

     oldmutualfunds.com




This semi-annual report is intended for the general information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888-772-2888 toll-free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-107 07/2007

[OLD MUTUAL INSURANCE SERIES FUND LOGO]


Old Mutual Large Cap Growth Concentrated Portfolio











SEMI-ANNUAL REPORT                              June 30, 2007



TABLE OF CONTENTS


About This Report                                                       2

Message to Shareholders                                                 4

Management Overview                                                     6

Schedule of Investments                                                 9

Statement of Assets & Liabilities                                      11

Statement of Operations                                                12

Statement of Changes in Net Assets                                     13

Financial Highlights                                                   14

Notes to Financial Statements                                          15

Proxy Voting and Portfolio Holdings                                    22

Portfolio Expenses Example                                             23

Board Review and Approval of Investment
Sub-Advisory Agreement with Ashfield Capital Partners, LLC             24

Shareholder Proxy Results                                              26

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of June 30, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but do not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000(R) Value Index

The unmanaged Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

S&P MidCap 400/Citigroup Growth and Value Index

The S&P MidCap  400/Citigroup  Growth and Value Index (introduced in the fall of
2005) employs a multi-factor methodology to calculate growth and value in separate dimensions. Style scores are calculated taking standardized measures of growth and value factors for each constituent. Combined, the growth and value index is exhaustive, containing the full market capitalization of the S&P MidCap 400.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am happy to report that your investment in the Old Mutual Insurance Series Fund posted positive returns for the six-month period ended June 30, 2007. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

Your Portfolio's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario - an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors.

As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 11.98%, and the S&P MidCap 400/Citigroup Value Index advanced 10.38% for the six-month period ended June 30, 2007. Mid-cap stocks outperformed the small-cap growth category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 6.45% and 6.96%, respectively.

The six months also ended, however, with investor enthusiasm tempered by two caution flags - the strengthening world economy has raised concerns about increased inflation, and a softening U.S. housing market has placed downward price pressure on securities linked to home mortgages.

Still, the S&P 500 Index, which hadn't seen a record close since March 2000, broke through to new highs in May and finished the period in firmly positive territory. Fixed-income investments generally finished the semi-annual period in slightly positive territory.

In addition to delivering attractive Portfolio performance for the period, we also saw two exciting new developments at Old Mutual unfold: We strengthened our management team, adding a new affiliated sub-advisor, and we undertook a comprehensive renovation of our shareholder Web site. On June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. Based in San Francisco, the firm has distinguished itself for more than 30 years by its disciplined approach to large-cap growth equity management.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund


Mr. Sluyters joined Old Mutual in September 2006 as President of the Old Mutual Insurance Series Fund. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

                     This page is intentionally left blank.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.


Performance Highlights

o For the six-month period ended June 30, 2007, the Old Mutual Large Cap Growth Concentrated Portfolio outperformed its benchmark, the Russell 1000(R) Growth Index. The Portfolio gained 8.16%, while the Russell 1000(R) Growth Index gained 8.13%.

o Relative to the Russell 1000(R) Growth Index, strong stock selection in the health care, financials and industrials sectors contributed positively to performance.

o Weak stock selection in sectors such as consumer staples, information technology and telecommunication services detracted from relative results.

o At the individual stock level, Apple, Monsanto and Corning contributed to the Portfolio's absolute gains, while Time Warner Telecom (no longer a Portfolio holding), Global Payments (no longer a Portfolio holding) and Robert Half International (no longer a Portfolio holding) detracted from the Portfolio's advances.


Q.   How did the Portfolio perform relative to its benchmarks?

A. For the six-month period ended June 30, 2007, the Old Mutual Large Cap Growth Concentrated Portfolio (the "Portfolio") outperformed its benchmark, the Russell 1000(R) Growth Index. The Portfolio gained 8.16%, while the Russell 1000(R) Growth Index gained 8.13%.

Q. What investment environment did the Portfolio face during the past six months?

A. At the beginning of the period, investors believed the economy was "just right" - not too hot, not too cold. This was reflected in the strong gains seen in April and May, with many equity markets posting their best quarterly gains since the early 2000s. By June, however, investors began to worry that a hotter economy would keep inflation high enough that the Federal Reserve Board would be forced to raise interest rates. Stocks became more volatile, given these concerns. As long as profits keep rising (albeit at a slower pace than in previous periods), inflation and interest rates don't soar, and as long as the world avoids a geopolitical crisis, global economic strength should be able to ward off any temporary weakness in the stock market, according to Ashfield Capital Partners, LLC ("Ashfield"). As far as capitalizations are concerned, large-cap growth stocks, as measured by the Russell 1000(R) Growth Index, posted an 8.13% gain during the six-month period ended June 30, 2007, outperforming their value counterparts, as measured by the Russell 1000(R) Value Index, which climbed 6.23%.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Despite a challenging April and May, the Portfolio was well positioned to take advantage of better-than-expected corporate profits, strong global growth and the growing expectations of private equity deals. Investors seemed to have a preference for large-cap stocks, and this trend benefited the Portfolio. Additionally, a tendency for investors to seek higher quality companies had a positive impact on the Portfolio.

Q.   How did composition affect Portfolio performance?

A. Relative to the Russell 1000(R) Growth Index, strong stock selection in the health care, financials and industrials sectors contributed positively to performance. On the other hand, weak stock selection in sectors such as consumer staples, information technology and telecommunication services detracted from relative results. At the individual stock level, Apple, Monsanto and Corning contributed to the Portfolio's absolute gains, while Time Warner Telecom (no longer a Portfolio holding), Global Payments (no longer a Portfolio holding) and Robert Half International (no longer a Portfolio holding) detracted from the Portfolio's advances.

     Apple  engages  in  the  design,  manufacture  and  marketing  of  personal computers and related software, services peripherals and networking solutions. The company continued to post solid earnings during the period due to strong iPod sales, its reintroduction of the iTV and its release of the iPhone. Monsanto, a provider of agricultural products for U.S. and international farmers, benefited from a strong U.S. corn market, as well as a rebound in soybeans in South America. Monsanto's technology advantage in seeds and traits produced strong earnings during the semi-annual period, as the firm gained significant share in corn seeds and traits. Additionally, Monsanto is showing strong penetration in advanced traits (triple stack), which carry higher profitability. Corning, a global-based technology corporation, benefited from an increase in earnings-per-share guidance, based on stronger LCD TV penetration. Additionally, management indicated that there was increased visibility for their non-display business, and the company's stock contributed positively to the Portfolio.

     On the other side of the equation, Time Warner Telecom, a provider of managed voice and data networking solutions, reported first-quarter earnings that were slightly below expectations, and the company's stock suffered as a result.

     Payment processing and consumer money transfer services provider Global Payments was hurt by a stock option expense and a one-time charge related to a data center


Large Cap Growth
Concentrated Portfolio
     consolidation during the period. The company also experienced slightly weaker money transfer trends due to a weaker-than-expected Canadian Dollar. Robert Half International, a leader in professional staffing with a renowned expertise in accounting and finance, was a poor performer during the period due to below consensus earnings for the first quarter of 2007. The company sited weak margins due to the slowdown in their Sarbanes-Oxley business which represented a growth segment of their overall business.

Q.   What is the investment outlook for the large-cap growth market?

A. Ashfield continues to believe that equities are positioned to outperform other asset classes over the next year. The sub-advisor notes that fundamentals remain solid, with economic growth projected to moderate to a more sustainable rate, enabling corporate profits to grow at a pace that is more consistent with historical averages. Given where we are with the current economic expansion and compelling valuations, Ashfield expects large-cap growth equities to fair better than they have in the recent past.

     Turner Investment Partners, Inc. ("Turner") continues to anticipate that 2007 will prove to be a year in which price/earnings ratios expand - a circumstance that can bode well for growth stocks. Turner believes any multiple expansion could help to offset the decelerating rate of corporate earnings growth. Therefore, although the sub-advisor believes stock-market levels could be higher at the end of the year than they are now, a number of risks could confound that outlook: consumer spending, which accounts for about 70% of U.S. gross domestic product, is softening; petroleum prices threaten to spike sharply higher; and a large loss in the suddenly unsteady Chinese stock market could have an adverse impact on the U.S. market. Turner does not, however, assign a high probability to any of those risks. Turner remains focused on owning stocks that it believes have the strongest earnings prospects. The firm currently favors shares of companies in the Internet, gaming, luxury-retailing, brokerage, investment-exchange, mining, energy-services, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunications and wireless industries.


Large Cap Growth
Concentrated Portfolio


Top Ten Holdings
as of June 30, 2007
(Unaudited)

Google, CI A                                  3.8%
-----------------------------------------------------
General Electric                              3.7%
-----------------------------------------------------
Cisco Systems                                 3.6%
-----------------------------------------------------
Monsanto                                      3.1%
-----------------------------------------------------
Fiserv                                        2.7%
-----------------------------------------------------
Intel                                         2.7%
-----------------------------------------------------
PepsiCo                                       2.6%
-----------------------------------------------------
Texas Instruments                             2.6%
-----------------------------------------------------
NII Holdings                                  2.5%
-----------------------------------------------------
Apple                                         2.5%
-----------------------------------------------------
As a % of Total
Portfolio Investments                        29.8%
-----------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED
PORTFOLIO - continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six          One          Annualized         Annualized      Annualized
                                          Inception       Month         Year          3 Year             5 Year          Inception
                                           Date          Return        Return         Return             Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
     Concentrated Portfolio               09/25/97        8.16%        15.35%           7.27%             8.06%           6.88%
Russell 1000(R) Growth Index 1            09/25/97        8.13%        19.04%           8.70%             9.28%           3.82%
S&P 500 Index 1                           09/25/97        6.96%        20.59%          11.68%            10.71%           6.65%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.

1    The  Portfolio  will no longer  include the S&P 500 Index as a  performance
     benchmark  as  the  Russell   1000(R)  Growth  Index  better  reflects  the
     Portfolio's investment strategy.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.08% and 0.89%, respectively.


Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                 9/25/97  Dec 97  Dec 98  Dec 99  Dec 00  Dec 01  Dec 02  Dec 03  Dec 04  Dec 05  Dec 06  Jun 07
Old Mutual Large Cap Growth
  Concentrated Portfolio         $10,000  $10,030 $16,300 $32,700 $24,894 $15,890 $10,910 $14,496 $15,499 $16,383 $17,708 $19,153
Russell 1000 Growth Index        $10,000  $10,237 $14,200 $18,909 $14,669 $11,674 $8,419  $10,924 $11,612 $12,223 $13,332 $14,415
S&P 500 Index                    $10,000  $10,394 $13,364 $16,176 $14,704 $12,956 $10,093 $12,988 $14,401 $15,108 $17,496 $18,713

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of September 25, 1997 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of June 30, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE GRAPH]

Money Market Fund               1%
Consumer Discretionary          8%
Consumer Staples                8%
Energy                          7%
Financials                     14%
Health Care                    12%
Industrials                    11%
Information Technology         29%
Materials                       4%
Telecommunication Services      6%

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 98.6%
Agricultural Chemicals - 3.1%
Monsanto                                    28,530     $      1,927
                                                       --------------

Total Agricultural Chemicals                                  1,927
---------------------------------------------------------------------

Apparel Manufacturers - 2.4%
Coach*                                      16,300              773
Guess ?                                     14,200              682
                                                       --------------

Total Apparel Manufacturers                                   1,455
---------------------------------------------------------------------

Applications Software - 1.4%
Microsoft                                   30,300              893
                                                       --------------

Total Applications Software                                     893
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 2.6%
PepsiCo                                     24,870            1,613
                                                       ______________

Total Beverages-Non-Alcoholic                                 1,613
---------------------------------------------------------------------

Cable TV - 1.1%
Comcast, Cl A*                              23,300              655
                                                       ______________

Total Cable TV                                                  655
---------------------------------------------------------------------

Casino Services - 2.3%
International Game Technology               35,490            1,409
                                                       ______________

Total Casino Services                                         1,409
---------------------------------------------------------------------

Cellular Telecommunications - 4.4%
Millicom International Cellular*            12,450            1,141
NII Holdings*                               19,060            1,539
                                                       ______________

Total Cellular Telecommunications                             2,680
_____________________________________________________________________

Coal - 1.8%
Consol Energy                               24,260            1,119
                                                       ______________

Total Coal                                                    1,119
_____________________________________________________________________

Computer Services - 1.1%
Cognizant Technology Solutions, Cl A*        8,800              661
                                                       ______________

Total Computer Services                                         661
---------------------------------------------------------------------

Computers - 4.4%
Apple*                                      12,420            1,515
Hewlett-Packard                              9,700              433
International Business Machines              7,220              760
                                                       ______________

Total Computers                                               2,708
---------------------------------------------------------------------

Consulting Services - 1.2%
Accenture, Cl A*                            16,700              716
                                                       --------------

Total Consulting Services                                       716
---------------------------------------------------------------------

Cosmetics & Toiletries - 1.0%
Procter & Gamble                            10,100              618
                                                       --------------

Total Cosmetics & Toiletries                                    618
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Data Processing/Management - 2.7%
Fiserv*                                           29,110     $      1,653
                                                             ______________

Total Data Processing/Management                                    1,653
___________________________________________________________________________

Diversified Manufacturing Operations - 6.6%
Danaher                                           11,200              846
General Electric                                  59,770            2,288
Illinois Tool Works                               16,700              905
                                                             --------------

Total Diversified Manufacturing Operations                          4,039
---------------------------------------------------------------------------

E-Commerce/Services - 1.3%
eBay*                                             24,200              779
                                                             --------------

Total E-Commerce/Services                                             779
---------------------------------------------------------------------------

Electronic Components-Semiconductors - 6.2%
Broadcom, Cl A*                                   20,430              598
Intel                                             69,010            1,640
Texas Instruments                                 42,020            1,581
                                                             ______________

Total Electronic Components-Semiconductors                          3,819
___________________________________________________________________________

Energy-Alternate Sources - 1.6%
Sunpower, Cl A*                                   15,700              990
                                                             ______________

Total Energy-Alternate Sources                                        990
___________________________________________________________________________

Engineering/R&D Services - 1.8%
Jacobs Engineering Group*                         19,800            1,139
                                                             ______________

Total Engineering/R&D Services                                      1,139
___________________________________________________________________________

Entertainment Software - 1.1%
Electronic Arts*                                  14,600              691
                                                             --------------

Total Entertainment Software                                          691
---------------------------------------------------------------------------

Fiduciary Banks - 1.6%
State Street                                      14,040              960
                                                             --------------

Total Fiduciary Banks                                                 960
---------------------------------------------------------------------------

Finance-Investment Banker/Broker - 4.7%
Credit Suisse Group ADR                           10,530              747
Goldman Sachs Group                                5,720            1,240
Morgan Stanley                                    10,700              898
                                                             --------------

Total Finance-Investment Banker/Broker                              2,885
___________________________________________________________________________

Finance-Other Services - 4.6%
Chicago Mercantile Exchange Holdings, Cl A         2,320            1,240
IntercontinentalExchange*                          5,340              789
Nymex Holdings                                     6,430              808
                                                             --------------

Total Finance-Other Services                                        2,837
___________________________________________________________________________

Hotels & Motels - 1.6%
Marriott International, Cl A                      23,100              999
                                                             --------------

Total Hotels & Motels                                                 999
___________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED
PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Industrial Gases - 0.9%
Praxair                                      7,700     $        554
                                                       ______________

Total Industrial Gases                                          554
---------------------------------------------------------------------

Investment Management/Advisory Services - 2.3%
Franklin Resources                           7,900            1,046
T Rowe Price Group                           7,200              374
                                                       ______________

Total Investment Management/Advisory Services                 1,420
_____________________________________________________________________

Medical Products - 4.3%
Baxter International                        22,430            1,264
Becton Dickinson                            10,500              782
Johnson & Johnson                            9,900              610
                                                       --------------

Total Medical Products                                        2,656
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 0.8%
Amgen*                                       9,400              520
                                                       --------------

Total Medical-Biomedical/Genetic                                520
---------------------------------------------------------------------

Medical-Drugs - 3.2%
Abbott Laboratories                         16,140              864
Allergan                                    19,040            1,098
                                                       ______________

Total Medical-Drugs                                           1,962
_____________________________________________________________________

Medical-HMO - 1.0%
Aetna*                                      13,100              647
                                                       ______________

Total Medical-HMO                                               647
_____________________________________________________________________

Multi-Line Insurance - 1.0%
American International Group                 8,400              588
                                                       ______________

Total Multi-Line Insurance                                      588
_____________________________________________________________________

Networking Products - 3.6%
Cisco Systems*                              79,330            2,209
                                                       ______________

Total Networking Products                                     2,209
_____________________________________________________________________

Oil Companies-Exploration & Production - 1.8%
XTO Energy                                  18,670            1,122
                                                       ______________

Total Oil Companies-Exploration & Production                  1,122
---------------------------------------------------------------------

Oil-Field Services - 3.4%
Halliburton                                 26,000              897
Schlumberger                                 8,900              756
Smith International                          7,800              457
                                                       --------------

Total Oil-Field Services                                      2,110
---------------------------------------------------------------------

Retail-Discount - 0.8%
Wal-mart                                    10,200              491
                                                       ______________

Total Retail-Discount                                           491

_____________________________________________________________________



--------------------------------------------------------------------------

Description                                     Shares        Value (000)
--------------------------------------------------------------------------

Retail-Drug Store - 3.2%

CVS                                               32,440     $      1,183
Walgreen                                          17,900              779
                                                             _____________

Total Retail-Drug Store                                             1,962
__________________________________________________________________________

Retail-Jewelry - 1.0%
Tiffany                                           12,100              642
                                                             -------------

Total Retail-Jewelry                                                  642
--------------------------------------------------------------------------

Semiconductor Equipment - 1.3%
Kla-Tencor                                        14,420              791
                                                             _____________

Total Semiconductor Equipment                                         791
__________________________________________________________________________

Telecommunications Equipment-Fiber Optics - 1.1%
Corning*                                          25,900              662
                                                             _____________

Total Telecommunications Equipment-Fiber Optics                       662
__________________________________________________________________________

Therapeutics - 2.2%
Gilead Sciences*                                  34,500            1,338
                                                             _____________

Total Therapeutics                                                  1,338
--------------------------------------------------------------------------

Transport-Services - 1.2%
CH Robinson Worldwide                             13,980              734
                                                             _____________

Total Transport-Services                                              734
--------------------------------------------------------------------------

Web Portals/ISP - 3.8%
Google, Cl A*                                      4,460            2,333
                                                             _____________

Total Web Portals/ISP                                               2,333
--------------------------------------------------------------------------

Wireless Equipment - 1.1%
Crown Castle International*                       18,800              682
                                                             _____________

Total Wireless Equipment                                              682
                                                             -------------

Total Common Stock (Cost $52,322)                                  60,668
--------------------------------------------------------------------------

Money Market Fund - 1.4%
Evergreen Select Money Market Fund,
     Institutional Class, 5.21% (A)              843,724              844
                                                             _____________

Total Money Market Fund (Cost $844)                                   844
__________________________________________________________________________

Total Investments - 100.0% (Cost $53,166)                          61,512
__________________________________________________________________________

Other Assets and Liabilities, Net - (0.0)%                            (7)
__________________________________________________________________________

Net Assets - 100.0%                                          $     61,505
__________________________________________________________________________

* Non-income producing security.
(A) - The rate reported is the 7-day effective yield as of June 30, 2007. ADR - American Depositary Receipt
Cl - Class
HMO - Health Maintenance Organization
ISP - Internet Service Provider
R & D - Research and Developement

Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                               Old Mutual
                                                             Large Cap Growth
                                                          Concentrated Portfolio
--------------------------------------------------------------------------------

Assets:
Investment Securities, at cost                                 $    53,166
--------------------------------------------------------------------------------

Investment Securities, at value                                $    61,512
Cash                                                                    53
Receivable for Investments Sold                                        109
Dividends and Interest Receivable                                       43
Receivable from Investment Advisor                                      17
Other Assets                                                             4
--------------------------------------------------------------------------------

     Total Assets                                                   61,738
--------------------------------------------------------------------------------

Liabilities:
Payable for Investments Purchased                                      111
Payable for Management Fees                                             46
Payable for Capital Shares Redeemed                                     44
Accrued Expenses                                                        32
--------------------------------------------------------------------------------

     Total Liabilities                                                 233
--------------------------------------------------------------------------------

Net Assets                                                     $    61,505
--------------------------------------------------------------------------------

Net Assets:
Paid-In Capital ($0.001 par value,
   unlimited authorization) based on 5,456,732
   outstanding shares of beneficial interest                   $   262,065
Undistributed Net Investment Income                                      1
Accumulated Net Realized Loss on Investments                      (208,907)
Net Unrealized Appreciation on Investments                           8,346
--------------------------------------------------------------------------------

Net Assets                                                     $    61,505
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share       $     11.27
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                Old Mutual
                                                             Large Cap Growth
                                                          Concentrated Portfolio
--------------------------------------------------------------------------------

Investment Income:
     Dividends                                                $       282
     Interest                                                          10
     Less: Foreign Taxes Withheld                                      (6)
--------------------------------------------------------------------------------

          Total Investment Income                                     286
--------------------------------------------------------------------------------

Expenses:
     Management Fees                                                  288
     Trustees' Fees                                                    13
     Professional Fees                                                 37
     Printing Fees                                                     14
     Transfer Agent Fees                                               13
     Custodian Fees                                                     3
     Other Expenses                                                    12
--------------------------------------------------------------------------------

          Total Expenses                                              380
--------------------------------------------------------------------------------

Less:
     Waiver of Management Fees                                        (95)
--------------------------------------------------------------------------------

          Net Expenses                                                285
--------------------------------------------------------------------------------

     Net Investment Income                                              1
--------------------------------------------------------------------------------

     Net Realized Gain from Security Transactions                   4,786
     Net Change in Unrealized Appreciation on Investments             252
--------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments                5,038
--------------------------------------------------------------------------------

     Increase in Net Assets Resulting from Operations         $     5,039
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

------------------------------------------------------------------------------------------------------------------

                                                                                          Old Mutual
                                                                           Large Cap Growth Concentrated Portfolio
------------------------------------------------------------------------------------------------------------------

                                                                                 1/1/07 to        1/1/06 to
                                                                                  6/30/07          12/31/06
                                                                                (Unaudited)
------------------------------------------------------------------------------------------------------------------

Investment Activities:
     Net Investment Income (Loss)                                                $      1        $    (17)
     Net Realized Gain from Security Transactions                                   4,786          19,557
     Net Change in Unrealized Appreciation (Depreciation) on Investments              252         (13,660)
------------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations                           5,039           5,880
------------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
     Shares Issued                                                                     14             201
     Shares Redeemed                                                              (11,112)        (20,086)
------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets Derived from Capital Shares Transactions              (11,098)        (19,885)
------------------------------------------------------------------------------------------------------------------

     Total Decrease in Net Assets                                                  (6,059)        (14,005)
------------------------------------------------------------------------------------------------------------------

Net Assets:
     Beginning of Year                                                             67,564          81,569
------------------------------------------------------------------------------------------------------------------

     End of Year                                                                 $ 61,505        $ 67,564
------------------------------------------------------------------------------------------------------------------

Undistributed Net Investment Income                                              $      1        $      -
------------------------------------------------------------------------------------------------------------------

Shares Issued and Redeemed:
     Shares Issued                                                                      1              19
     Shares Redeemed                                                               (1,026)         (2,003)
------------------------------------------------------------------------------------------------------------------

     Net Decrease in Shares Outstanding                                            (1,025)         (1,984)
------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31 AND FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

                                  Net
          Net                 Realized and
         Asset       Net       Unrealized               Dividends   Distributions                     Net                 Net
         Value,   Investment     Gains         Total     from Net       from          Total       Asset Value,         Assets, End
       Beginning    Income      (Losses)       From     Investment     Capital    Dividends and       End       Total  of Period
       of Period    (Loss)    on Securities Operations    Income        Gains     Distributions    of Period    Return   (000)
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

2007*     $10.42       $ - 1    $ 0.85       $ 0.85       $ -           $ -           $ -           $11.27       8.16%+   $ 61,505
2006        9.64         - 1      0.78         0.78         -             -             -            10.42       8.09%      67,564
2005        9.12     (0.07) 1     0.59         0.52         -             -             -             9.64       5.70%      81,569
2004        8.53     (0.04) 1     0.63         0.59         -             -             -             9.12       6.92%     110,140
2003        6.42     (0.05) 1     2.16         2.11         -             -             -             8.53      32.87%     153,640
2002        9.35     (0.05)      (2.88)       (2.93)        -             -             -             6.42     (31.34)%    153,089


                      Ratio
                   of Expenses    Ratio
                    to Average    of Net
                    Net Assets  Investment
          Ratio     (Excluding    Income
       of Expenses    Waivers     (Loss)       Portfolio
       to Average  and Expense  to Average     Turnover
       Net Assets   Reduction)  Net Assets       Rate
---------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

2007*     0.89%**      1.19%**    0.01%**      88.60%++
2006      0.89%        1.08%     (0.02)%      204.90%
2005      1.14%        1.14%     (0.78)%       28.42%
2004      1.10%        1.10%     (0.44)%       50.45%
2003      1.09%        1.09%     (0.73)%       92.66%
2002      1.08%        1.08%     (0.42)%      164.94%



 * For the six-month period ended June 30, 2007.

** Ratios for periods less than one year have been annualized.

 + Total return and portfolio turnover rate are for the period indicated and have not been annualized.

 1 Per share calculations were performed using the average shares for the period.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Large Cap Growth Concentrated Portfolio and seven other funds: the Old Mutual Growth II Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio, and the Old Mutual Columbus Circle Technology and Communications Portfolio, (each a "Portfolio" and, collectively, the "Portfolios").

The Large Cap Growth Concentrated Portfolio is classified as a non-diversified management investment company. The financial statements for the Large Cap Growth Concentrated Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2007, 90% of the outstanding shares of the Large Cap Growth Concentrated Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Large Cap Growth Concentrated Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

AS OF JUNE 30, 2007 (UNAUDITED)

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Large Cap Growth Concentrated Portfolio had no outstanding futures contracts as of June 30, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Large Cap Growth Concentrated Portfolio had no outstanding options contracts as of June 30, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as the investment advisor to each Portfolio, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Trust's previous advisor, subject to shareholder approval of a management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is, in turn, a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as set forth in the table below. The Management Fee paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio to the former advisor.

                                                              Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
     Concentrated Portfolio         0.90%         0.85%         0.80%         0.75%         0.70%         0.65%         0.60%

Expense Limitation Agreement - In the interest of limiting expenses of the Large Cap Growth Concentrated Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Large Cap Growth Concentrated Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Large Cap Growth Concentrated Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.89% of the Large Cap Growth Concentrated Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Large Cap Growth Concentrated Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Large Cap Growth Concentrated Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Large Cap Growth Concentrated Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Large Cap Growth Concentrated Portfolio to exceed 0.89%. Consequently, no reimbursement by the Large Cap Growth Concentrated Portfolio will be made unless: (i) the Large Cap Growth Concentrated Portfolio's assets exceed $75 million; (ii) the Large Cap Growth
Concentrated Portfolio's total annual operating expense ratio is less than 0.89%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At June 30, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Large Cap Growth Concentrated Portfolio for which the Advisor may seek reimbursement was $140,177 (expiring December 31, 2009) and $94,696 (expiring December 31, 2010). As of June 30, 2007, the net assets of the Large Cap Growth Concentrated Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Large Cap Growth Concentrated Portfolio, and the Advisor entered into interim sub-advisory agreements with CastleArk Management, LLC ("CastleArk") and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Large Cap Growth Concentrated Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006. Effective February 10, 2007, the Board of Trustees of the Trust appointed Ashfield Capital Partners, LLC ("Ashfield") as a sub-advisor to the Portfolio. Pursuant to an interim sub-advisory agreement approved by the Trust's Board of Trustees, and subject to shareholder approval of a new investment advisory agreement with Ashfield, Ashfield assumed management of that portion of the Portfolio's assets that were previously managed by CastleArk. The new investment sub-advisory agreement became effective as of June 19, 2007.

AS OF JUNE 30, 2007 (UNAUDITED)

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Large Cap Growth Concentrated Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees for each sub-advisor are calculated as follows:

                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
     Concentrated Portfolio         0.55%         0.50%         0.45%         0.40%         0.35%         0.30%         0.25%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. Pursuant to the provisions of the Sub-Administrative Agreement, written notice has been provided to the Sub-Administrator of the intent to terminate the Sub-Administrative Agreement, effective as of December 31, 2007.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios. Pursuant to the provisions of the Mutual Fund Custody Agreement (the "Custody Agreement") with U.S. Bank, N.A., the Trust has provided written notice to U.S. Bank, N.A. of its intention to terminate the Custody Agreement, effective as of November 2, 2007. The Board has approved the appointment of the Bank of New York Mellon to serve as custodian, following termination of the Custody Agreement with U.S. Bank, N.A.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Large Cap Growth Concentrated Portfolio for the six-month period ended June 30, 2007, were $56,470,087 and $67,981,604, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The Large Cap Growth Concentrated Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:

                    Decrease                 Increase Undistributed Net
             Paid-In Capital (000)            Investment Income (000)
--------------------------------------------------------------------------------
                    $(17)                              $17
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the  components of  accumulated  losses were as follows
(000):


Capital loss carryforwards expiring:
--------------------------------------------------------------------------------
     December 2009                                                   $(131,658)
     December 2010                                                     (82,021)
     Unrealized appreciation                                             8,080
--------------------------------------------------------------------------------
                                                                     $(205,599)
--------------------------------------------------------------------------------

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Large Cap Growth Concentrated Portfolio utilized $19,311 (000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Large Cap Growth Concentrated Portfolio for federal income tax purposes at June 30, 2007 were as follows:

                                                                                 Net
              Federal           Unrealized             Unrealized             Unrealized
           Tax Cost (000)    Appreciation (000)     Depreciation (000)     Appreciation (000)
-----------------------------------------------------------------------------------------------
              $53,166              $9,249                 $(903)                $8,346


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Large Cap Growth Concentrated Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Large Cap Growth Concentrated Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Large Cap Growth Concentrated Portfolio's growth style of investing, and the Large Cap Growth Concentrated Portfolio's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk - The Large Cap Growth Concentrated Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Large Cap Growth Concentrated Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Large Cap Growth Concentrated Portfolio's NAV and total return than a diversified portfolio. The Large Cap Growth Concentrated Portfolio's share prices may also be more volatile than those of a diversified portfolio.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JUNE 30, 2007 (UNAUDITED)

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Large Cap Growth Concentrated Portfolio may overweight specific industries within certain sectors, which may cause the Large Cap Growth Concentrated Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Large Cap Growth Concentrated Portfolio enters into various contracts that provide for general indemnifications. The
Large Cap Growth Concentrated Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Large Cap Growth Concentrated Portfolio. However, based on experience, the Large Cap Growth Concentrated Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2007.

8. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust's Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Portfolio's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Large Cap Growth Concentrated Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - June 30, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Large Cap Growth

Concentrated Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Large Cap Growth Concentrated Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Large Cap Growth Concentrated Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Large Cap Growth Concentrated Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Large Cap Growth Concentrated Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.


                                                                                      Annualized          Expenses
                                    Beginning               Ending                     Expense              Paid
                                     Account                Account                     Ratios             During
                                      Value                  Value                   For the Six-         Six-Month
                                     1/1/07                 6/30/07                  Month Period          Period*
-----------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Portfolio
-----------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return        $1,000.00             $1,081.60                      0.89%              $4.59
     Hypothetical 5% Return          1,000.00              1,020.38                      0.89%               4.46
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Large Cap Growth Concentrated Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period).

BOARD REVIEW AND APPROVAL OF INVESTMENT
SUB-ADVISORY AGREEMENT WITH
ASHFIELD CAPITAL PARTNERS, LLC (Unaudited)

Background

Effective February 10, 2007, the Board of Trustees of Old Mutual Insurance Series Fund (the "Trust"), including all of its independent Trustees (the "Board"), appointed Ashfield Capital Partners, LLC ("Ashfield") as a sub-advisor to the Old Mutual Large Cap Growth Portfolio and the Old Mutual Large Cap Growth Concentrated Portfolio (each a "Fund" and together, the "Funds"). This appointment became effective upon shareholder approval of a new investment sub-advisory agreement by and among the Trust, Old Mutual Capital, Inc. ("OMCAP") and Ashfield (the "Ashfield Sub-Advisory Agreement") on June 19, 2007. In order that Ashfield could begin serving as sub-advisor to the Funds while shareholder approval of the Ashfield Sub-Advisory Agreement was sought, the Board also approved an interim investment sub-advisory agreement by and among the Trust, on behalf of the Funds, OMCAP and Ashfield (the "Interim Ashfield Sub-Advisory Agreement"). Pursuant to the Interim Ashfield Sub-Advisory Agreement, Ashfield assumed management of that portion of the Funds' assets that were previously sub-advised by CastleArk Management, LLC ("CastleArk").

Set forth below are the factors that the Board considered in approving the Ashfield Sub-Advisory Agreement and the Interim Ashfield Sub-Advisory Agreement (together, the "Ashfield Agreements").

Board Considerations

In reviewing the Ashfield Agreements, the Board considered the following matters with respect to all of the Funds:

o Nature and Extent of Services - The Board considered the portfolio management services to be provided by Ashfield under the Ashfield Agreements. The Board received an in-person presentation by Ashfield on its qualifications to manage the Fund, which included a discussion of Ashfield's management of accounts with investment objectives and strategies similar to the investment objectives and strategies of the Funds. The Board also received written materials from Ashfield regarding its qualifications to perform the portfolio management services provided under the Ashfield Agreements. Based on the oral presentations and written material provided by Ashfield, the Board believed Ashfield to be capable and qualified to perform the services provided under the Ashfield Agreements.
o Multi-Manager Structure - The Board considered the effectiveness with which Ashfield would operate within the Funds' multi-manager structure. In particular, the Board considered the degree to which Ashfield's investment style and processes would complement the Funds' other investment sub-advisor, Turner Investment Partners ("Turner"). Based on information provided by OMCAP, the Board concluded that Ashfield's investment style and processes would complement the investment style of Turner.
o Profitability/Costs - The Board also reviewed the projected profitability of Ashfield in connection with providing services to the Funds. In that connection, the Board reviewed Ashfield's projected costs in providing services to the Funds and the basis for allocating those costs.
o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to Ashfield, including Ashfield's increased visibility in the investment community. The Trustees also weighed the benefits to affiliates of Ashfield, including OMCAP, the Trust's distributor, Old Mutual Investment Partners, and their common parent, Old Mutual (US) Holdings Inc.
o Senior Officer's Report - The Trustees considered a report from the Trust's Senior Vice President ("Senior Officer"), who is independent from the Trust's various service providers, including Ashfield, OMCAP and their affiliates, in analyzing Ashfield. The Trustees noted the due diligence performed by the Senior Officer in connection with his review of Ashfield, including meetings with Ashfield's personnel. The Trustees' also noted the Senior Officer's evaluation of the sub-advisory fees, which were unchanged from the sub-advisory fees that the Senior Officer evaluated in December 2006. The Trustees favorably considered that the Senior Officer supported the hiring of Ashfield.

In reviewing the Ashfield Agreements, the Board considered the following matters with respect to each Fund:

Old Mutual Large Cap Growth Portfolio

     Performance - With respect to performance, the Trustees favorably weighed that Ashfield's large cap growth composite outperformed the Fund's benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period.

     Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that OMCAP would pay Ashfield's sub-advisory fee out of the management fee OMCAP received from the Trust (the "Management Fee"). The Trustees considered that the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-advisor that Ashfield would replace. The Trustees also considered Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

     Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

     Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Board Conclusions - The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the contractual Management Fee at the Lipper, Inc. ("Lipper") median and the net Management Fee below the Lipper median.

Old Mutual Large Cap Growth Concentrated Portfolio

     Performance - With respect to performance, the Trustees favorably viewed the fact that Ashfield's large cap growth composite outperformed the Fund's benchmark index, the Russell 1000 Growth Index, for each of the 1 year, 3 year, 5 year and 10 year periods ending September 2006. The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period. The Trustees noted, however, that Ashfield's large cap growth composite was more broadly diversified in a greater number of stocks than the Fund and that Ashfield did not currently manage a portfolio that mirrored the concentrated investment strategy of the Fund. The Trustees viewed favorably representations from Ashfield that its large cap growth investment strategy could be easily tailored to the Fund's more concentrated investment strategy.

     Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that OMCAP would pay Ashfield's sub-advisory fee out of the management fee OMCAP received from the Trust (the "Management Fee"). The Trustees considered the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the sub-advisor that Ashfield would replace. The Trustees also considered Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds.

     Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

     Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which OMCAP was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that OMCAP was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which OMCAP agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Board Conclusions - The Board concluded that the Ashfield Agreements should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund, which for the nine month period ended September 30, 2006, set the net Management Fee below the Lipper median.

SHAREHOLDER PROXY RESULTS (Unaudited)


At a special meeting of the shareholders of Old Mutual Insurance Series Fund, held on June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio, voting separately, approved a new sub-advisory agreement with Ashfield Capital Partners, LLC.

The following is a report on the votes cast:

                                                                   # of Shares     # of Shares Against/
Old Mutual Portfolio                                               For Proposal      Withheld Proposal     # of Abstained Shares
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio                                 532,291             21,735                  70,763
Old Mutual Large Cap Growth Concentrated Portfolio                  5,375,428            320,535                 545,565
------------------------------------------------------------------------------------------------------------------------------------

[OLD MUTUAL INSURANCE SERIES FUND LOGO]



CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND


BY TELEPHONE

     888-772-2888

BY MAIL

     Old Mutual Insurance Series Fund
     P.O. Box 219534
     Kansas City, MO 64121-9534

IN PERSON

     4643 South Ulster Street, Suite 600
     Denver, CO 80237

ON THE INTERNET

     oldmutualfunds.com

This semi-annual report is intended for the general information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888-772-2888 toll-free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-106 07/2007

[OLD MUTUAL INSURANCE SERIES FUND LOGO]


Old Mutual Mid-Cap Portfolio










SEMI-ANNUAL REPORT                              June 30, 2007



TABLE OF CONTENTS


About This Report                                       2

Message to Shareholders                                 4

Management Overview                                     6

Schedule of Investments                                 9

Statement of Assets & Liabilities                      12

Statement of Operations                                13

Statement of Changes in Net Assets                     14

Financial Highlights                                   15

Notes to Financial Statements                          16

Proxy Voting and Portfolio Holdings                    23

Portfolio Expenses Example                             24

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of June 30, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

S&P MidCap 400/Citigroup Growth and Value Index

The S&P MidCap  400/Citigroup  Growth and Value Index (introduced in the fall of
2005) employs a multi-factor methodology to calculate growth and value in separate dimensions. Style scores are calculated taking standardized measures of growth and value factors for each constituent. Combined, the growth and value index is exhaustive, containing the full market capitalization of the S&P MidCap 400.

Index returns and statistical data included in this report are provided by Bloomberg and Factset.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am happy to report that your investment in the Old Mutual Insurance Series Fund posted positive returns for the six-month period ended June 30, 2007. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

Your Portfolio's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario - an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors.

As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 11.98%, and the S&P MidCap 400/Citigroup Value Index advanced 10.38% for the six-month period ended June 30, 2007. Mid-cap stocks outperformed the small-cap growth category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 6.45% and 6.96%, respectively.

The six months also ended, however, with investor enthusiasm tempered by two caution flags - the strengthening world economy has raised concerns about increased inflation, and a softening U.S. housing market has placed downward price pressure on securities linked to home mortgages.

Still, the S&P 500 Index, which hadn't seen a record close since March 2000, broke through to new highs in May and finished the period in firmly positive territory. Fixed-income investments generally finished the semi-annual period in slightly positive territory.

In addition to delivering attractive Portfolio performance for the period, we also saw two exciting new developments at Old Mutual unfold: We strengthened our management team, adding a new affiliated sub-advisor, and we undertook a comprehensive renovation of our shareholder Web site. On June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. Based in San Francisco, the firm has distinguished itself for more than 30 years by its disciplined approach to large-cap growth equity management.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Mr. Sluyters joined Old Mutual in September 2006 as President of the Old Mutual Insurance Series Fund. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

                     This page is intentionally left blank.

OLD MUTUAL MID-CAP PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisor: Liberty Ridge Capital, Inc.


Performance Highlights

o    For the  six-month  period  ended June 30,  2007,  the Old  Mutual  Mid-Cap
     Portfolio underperformed its benchmark, the S&P MidCap 400 Index. The Portfolio gained 8.90%, while the benchmark returned 11.98% for the same period.

o During the semi-annual period, stock selection in the utilities sector, an underweight in financials, and stock selection in the materials sector contributed positively to the Portfolio's performance relative to the benchmark.

o Detractors from relative performance at the sector level included health care, industrials and information technology.

o At the individual stock level, power producer Reliant Energy, nuclear energy producer USEC, and assisted living provider Sunrise Senior Living benefited the Portfolio's absolute performance during the period.

o Detractors from performance included pharmaceutical firm Medicines, biopharmaceutical firm CV Therapeutics (no longer a Portfolio holding), and student lending facilitator First Marblehead (no longer a Portfolio holding).


Q.   How did the Portfolio perform relative to its benchmark?

A. For the six-month period ended June 30, 2007, the Old Mutual Mid-Cap Portfolio (the "Portfolio") underperformed its benchmark, the S&P MidCap 400 Index. The Portfolio gained 8.90%, while the benchmark returned 11.98% for the same period.

Q. What investment environment did the Portfolio face during the past six months?

A. A sharp selloff in late February and early March seemed to predict the end of the market's seven-month rally, with investors reacting to overseas market declines and continued signs of weakness in the housing and related sub-prime-lending markets. However, continued merger and acquisition interest trumped slowing economic growth and quickly led to rebounding markets across all market capitalizations. By mid-April, most market benchmarks had recovered from the mid-quarter slump. Perhaps because of the heightened merger and acquisition activity, mid-cap stocks again outperformed larger companies.

Q.   Which market factors influenced the Portfolio's relative performance?

A.   Stock-specific  factors,   rather  than  macroeconomic  themes,   generally
     accounted for the Portfolio's relative results.

Q.   How did composition affect Portfolio performance?

A. During the semi-annual period, stock selection in the utilities sector, an underweight in financials, and stock selection in the materials sector contributed positively to the Portfolio's performance relative to the benchmark. Detractors from relative performance at the sector level, primarily due to stock selection, included health care, industrials and information technology.

     At the individual stock level, power producer Reliant Energy, nuclear energy producer USEC, and assisted living provider Sunrise Senior Living benefited the Portfolio's absolute performance during the period. Detractors from performance included pharmaceutical firm Medicines, biopharmaceutical firm CV Therapeutics (no longer a Portfolio holding), and student lending facilitator First Marblehead (no longer a Portfolio holding). Reliant Energy's stock performed well during the period, as heightened merger and acquisition activity, coupled with very strong cash flows across the sector, led to significant revaluation of all independent power producers. USEC benefited from increased interest in utility firms building new nuclear power plants, which raised the potential earnings power of USEC's uranium enrichment program. Sunrise Senior Living generated positive operating results and also was aided by heightened merger activity in the industry that focused attention on the value of the firm's health care and real estate holdings.


Mid-Cap Portfolio

     Portfolio detractor Medicines produced lackluster operating results, and was hurt by the U.S. Patent Office's rejection to the company's application to extend protection for its main revenue source. CV Therapeutics' stock price was harmed by disappointing drug trial data for its angina drug, Ranexa. First Marblehead detracted from performance, as two of the firm's largest customers purchased a minority stake in a competitor, leading the market to view their relationship with First Marblehead as being at risk.

Q.   What is the investment outlook for the mid-cap stock market?

A. As always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge Capital, Inc. focuses on finding companies that it believes are positioned for growth regardless of news headlines and believes a long-term perspective maximizes investment returns over time.


Top Ten Holdings
as of June 30, 2007
(Unaudited)

Maxim Integrated Products                      2.2%
------------------------------------------------------
Lincare Holdings                               2.0%
------------------------------------------------------
Aspen Insurance Holdings                       2.0%
------------------------------------------------------
El Paso                                        1.9%
------------------------------------------------------
Medicines                                      1.8%
------------------------------------------------------
DSP Group                                      1.8%
------------------------------------------------------
Electronic Arts                                1.8%
------------------------------------------------------
Montpelier Re Holdings                         1.7%
------------------------------------------------------
Invitrogen                                     1.7%
------------------------------------------------------
Pitney Bowes                                   1.6%
------------------------------------------------------
As a % of Total
Portfolio Investments                         18.5%
------------------------------------------------------


                                                               Mid-Cap Portfolio

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six          One        Annualized       Annualized       Annualized
                                          Inception       Month         Year         3 Year           5 Year         Inception
                                            Date          Return       Return        Return           Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio              11/30/98         8.90%       19.02%        13.34%           13.00%          14.58%
S&P MidCap 400 Index                      11/30/98        11.98%       18.51%        15.15%           14.17%          12.83%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.20% and 0.99%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                              11/30/98  Dec 98  Dec 99  Dec 00  Dec 01  Dec 02  Dec 03  Dec 04  Dec 05  Dec 06  Jun 07
Old Mutual Mid-Cap Portfolio  $10,000   $11,100 $13,948 $17,919 $19,344 $15,734 $21,133 $25,118 $26,553 $29,524 $32,152
S&P MidCap 400 Index          $10,000   $11,208 $12,858 $15,109 $15,017 $12,838 $17,411 $20,280 $22,826 $25,181 $28,198

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of November 30, 1998 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of June 30, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE GRAPH]

Money Market Fund               6%
Consumer Discretionary          4%
Consumer Staples                1%
Energy                          8%
Financials                     13%
Health Care                    13%
Industrials                    17%
Information Technology         26%
Materials                       9%
Telecommunication Services      1%
Utilities                       2%

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares        Value
---------------------------------------------------------------------

Common Stock - 95.9%
Aerospace/Defense-Equipment - 2.3%
DRS Technologies                               480     $     27,490
Goodrich                                       650           38,714
                                                       ______________

Total Aerospace/Defense-Equipment                            66,204
_____________________________________________________________________

Agricultural Operations - 0.3%
Tejon Ranch*                                   190            8,398
                                                       ______________

Total Agricultural Operations                                 8,398
_____________________________________________________________________

Airlines - 2.9%
Delta Airlines*                                970           19,109
UAL*                                         1,080           43,837
US Airways Group*                              700           21,189
                                                       --------------

Total Airlines                                               84,135
_____________________________________________________________________

Applications Software - 3.0%
Citrix Systems*                              1,340           45,118
Intuit*                                      1,350           40,608
                                                       ______________

Total Applications Software                                  85,726
---------------------------------------------------------------------

Building-Heavy Construction - 1.3%
Washington Group International*                460           36,805
                                                       ______________

Total Building-Heavy Construction                            36,805
---------------------------------------------------------------------

Chemicals-Diversified - 1.2%
Lyondell Chemical                              920           34,150
                                                       ______________

Total Chemicals-Diversified                                  34,150
---------------------------------------------------------------------

Coal - 1.0%
Arch Coal                                      830           28,884
                                                       ______________

Total Coal                                                   28,884
---------------------------------------------------------------------
Commercial Services - 2.9%
Alliance Data Systems*                         500           38,640
ChoicePoint*                                 1,060           44,997
                                                       --------------

Total Commercial Services                                    83,637
---------------------------------------------------------------------

Computer Services - 1.1%
Electronic Data Systems                      1,110           30,780
                                                       --------------

Total Computer Services                                      30,780
---------------------------------------------------------------------

Computers - 0.7%
Sun Microsystems*                            3,640           19,146
                                                       --------------

Total Computers                                              19,146
---------------------------------------------------------------------

Dental Supplies & Equipment - 0.8%
Patterson*                                     610           22,735
                                                       --------------

Total Dental Supplies & Equipment                            22,735
---------------------------------------------------------------------

Dialysis Centers - 0.5%
DaVita*                                        260           14,009
                                                       --------------

Total Dialysis Centers                                       14,009
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares           Value
---------------------------------------------------------------------------

Diversified Manufacturing Operations - 1.3%
Dover                                                720     $     36,828
                                                             ______________

Total Diversified Manufacturing Operations                         36,828
---------------------------------------------------------------------------

E-Commerce/Services - 1.2%
Expedia*                                           1,150           33,683
                                                             ______________

Total E-Commerce/Services                                          33,683
---------------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.6%
Flextronics International*                         1,700           18,360
                                                             ______________

Total Electronic Components-Miscellaneous                          18,360
___________________________________________________________________________

Electronic Components-Semiconductors - 7.1%
Broadcom, Cl A*                                    1,120           32,760
DSP Group*                                         2,610           53,427
International Rectifier*                             430           16,022
Micron Technology*                                 1,410           17,667
PMC-Sierra*                                        1,310           10,126
QLogic*                                            1,720           28,638
Semtech*                                           1,250           21,663
SiRF Technology Holdings*                          1,080           22,399
                                                             ______________

Total Electronic Components-Semiconductors                        202,702
___________________________________________________________________________

Enterprise Software/Services - 0.9%
Lawson Software*                                   2,690           26,604
                                                             ______________

Total Enterprise Software/Services                                 26,604
___________________________________________________________________________

Entertainment Software - 1.8%
Electronic Arts*                                   1,100           52,052
                                                             ______________

Total Entertainment Software                                       52,052
___________________________________________________________________________

Finance-Investment Banker/Broker - 2.6%
Greenhill                                            400           27,484
optionsXpress Holdings                             1,780           45,675
                                                             --------------

Total Finance-Investment Banker/Broker                             73,159
___________________________________________________________________________

Finance-Other Services - 1.6%
Asset Acceptance Capital*                          2,530           44,781
                                                             --------------

Total Finance-Other Services                                       44,781
___________________________________________________________________________

Food-Wholesale/Distribution - 1.5%
United Natural Foods*                              1,630           43,325
                                                             --------------

Total Food-Wholesale/Distribution                                  43,325
___________________________________________________________________________

Gas-Distribution - 0.7%
WGL Holdings                                         640           20,890
                                                             --------------

Total Gas-Distribution                                             20,890
___________________________________________________________________________

Golf - 0.7%
Callaway Golf                                      1,100           19,591
                                                             --------------

Total Golf                                                         19,591
___________________________________________________________________________

OLD MUTUAL MID-CAP PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares        Value
---------------------------------------------------------------------

Hotels & Motels - 1.4%
Intercontinental Hotels Group ADR              277     $      6,864
Wyndham Worldwide*                             950           34,447
                                                       --------------

Total Hotels & Motels                                        41,311
---------------------------------------------------------------------

Human Resources - 1.3%
Hewitt Associates, Cl A*                     1,160           37,120
                                                       --------------

Total Human Resources                                        37,120
---------------------------------------------------------------------

Independent Power Producer - 1.1%
Mirant*                                        230            9,810
Reliant Energy*                                840           22,638
                                                       --------------

Total Independent Power Producer                             32,448
---------------------------------------------------------------------

Industrial Automation/Robot - 1.0%
Cognex                                       1,210           27,237
                                                       --------------

Total Industrial Automation/Robot                            27,237
---------------------------------------------------------------------

Industrial Gases - 0.8%
Air Products & Chemicals                       290           23,307
                                                       --------------

Total Industrial Gases                                       23,307
---------------------------------------------------------------------

Internet Security - 1.3%
Checkfree*                                     940           37,788
                                                       --------------

Total Internet Security                                      37,788
---------------------------------------------------------------------

Linen Supply & Related Items - 1.0%
Cintas                                         760           29,967
                                                       --------------

Total Linen Supply & Related Items                           29,967
---------------------------------------------------------------------

Machinery-Print Trade - 0.6%
Zebra Technologies, Cl A*                      440           17,046
                                                       --------------

Total Machinery-Print Trade                                  17,046
---------------------------------------------------------------------

Medical Information Systems - 1.4%
IMS Health                                   1,220           39,199
                                                       ______________

Total Medical Information Systems                            39,199
_____________________________________________________________________

Medical Instruments - 0.9%
St. Jude Medical*                              640           26,554
                                                       ______________

Total Medical Instruments                                    26,554
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.8%
Invitrogen*                                    680           50,150
                                                       --------------

Total Medical-Biomedical/Genetic                             50,150
---------------------------------------------------------------------

Medical-Drugs - 1.2%
Angiotech Pharmaceuticals*                   4,990           35,479
                                                       --------------

Total Medical-Drugs                                          35,479
---------------------------------------------------------------------

Medical-Outpatient/Home Medical - 2.0%
Lincare Holdings*                            1,470           58,579
                                                       --------------

Total Medical-Outpatient/Home Medical                        58,579
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares           Value
---------------------------------------------------------------------------

Metal Processors & Fabricators - 2.0%
Haynes International*                                320     $     27,018
Sterlite Industries India ADR*                     2,100           30,807
                                                             --------------

Total Metal Processors & Fabricators                               57,825
---------------------------------------------------------------------------

Motion Pictures & Services - 0.9%
Macrovision*                                         900           27,054
                                                             --------------

Total Motion Pictures & Services                                   27,054
---------------------------------------------------------------------------

Multi-Line Insurance - 0.9%
XL Capital, Cl A                                     290           24,444
                                                             ______________

Total Multi-Line Insurance                                         24,444
___________________________________________________________________________

Non-Ferrous Metals - 0.4%
USEC*                                                520           11,430
                                                             ______________

Total Non-Ferrous Metals                                           11,430
___________________________________________________________________________

Non-Hazardous Waste Disposal - 1.1%
Allied Waste Industries*                           2,270           30,554
                                                             ______________

Total Non-Hazardous Waste Disposal                                 30,554
___________________________________________________________________________

Office Automation & Equipment - 1.7%
Pitney Bowes                                       1,010           47,288
                                                             ______________

Total Office Automation & Equipment                                47,288
___________________________________________________________________________

Oil & Gas Drilling - 1.9%
Pride International*                                 920           34,463
Rowan                                                510           20,900
                                                             --------------

Total Oil & Gas Drilling                                           55,363
---------------------------------------------------------------------------

Oil Companies-Exploration & Production - 0.5%
Mariner Energy*                                      560           13,580
                                                             --------------

Total Oil Companies-Exploration & Production                       13,580
---------------------------------------------------------------------------

Oil-Field Services - 2.2%
Hanover Compressor*                                1,600           38,160
Helix Energy Solutions*                              590           23,547
                                                             --------------

Total Oil-Field Services                                           61,707
---------------------------------------------------------------------------

Paper & Related Products - 4.2%
Abitibi-Consolidated                              15,010           44,129
MeadWestvaco                                       1,330           46,976
Smurfit-Stone Container*                           2,090           27,818
                                                             --------------

Total Paper & Related Products                                    118,923
___________________________________________________________________________

Pharmacy Services - 1.4%
Omnicare                                           1,100           39,666
                                                             --------------

Total Pharmacy Services                                            39,666
___________________________________________________________________________

Pipelines - 2.0%
El Paso                                            3,250           55,997
                                                             --------------

Total Pipelines                                                    55,997
___________________________________________________________________________

---------------------------------------------------------------------

Description                                 Shares         Value
---------------------------------------------------------------------

Platinum - 0.6%
Stillwater Mining*                           1,500     $     16,515
                                                       --------------

Total Platinum                                               16,515
---------------------------------------------------------------------

Printing-Commercial - 1.4%
RR Donnelley & Sons                            900           39,159
                                                       --------------

Total Printing-Commercial                                    39,159
---------------------------------------------------------------------

Publishing-Books - 0.4%
Scholastic*                                    330           11,860
                                                       --------------

Total Publishing-Books                                       11,860
---------------------------------------------------------------------

Reinsurance - 7.4%
Allied World Assurance Holdings                760           38,950
Aspen Insurance Holdings                     2,040           57,263
Axis Capital Holdings                          580           23,577
Everest Re Group                               390           42,369
Montpelier Re Holdings                       2,720           50,429
                                                       --------------

Total Reinsurance                                           212,588
_____________________________________________________________________

REITs-Hotels - 0.5%
Host Hotels & Resorts                          620           14,334
                                                       --------------

Total REITs-Hotels                                           14,334
---------------------------------------------------------------------

Rental Auto/Equipment - 1.9%
Avis Budget Group*                             360           10,235
RSC Holdings*                                2,190           43,800
                                                       --------------

Total Rental Auto/Equipment                                  54,035
---------------------------------------------------------------------

Retail-Restaurants - 0.9%
Cheesecake Factory*                          1,000           24,520
                                                       --------------

Total Retail-Restaurants                                     24,520
---------------------------------------------------------------------

Retirement/Aged Care - 0.5%
Sunrise Senior Living*                         340           13,597
                                                       ______________

Total Retirement/Aged Care                                   13,597
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 2.7%
Cypress Semiconductor*                         550           12,809
Maxim Integrated Products                    1,960           65,484
                                                       --------------

Total Semiconductor Components-Integrated Circuits           78,293
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value
---------------------------------------------------------------------------

Telecommunications Equipment - 0.8%
Plantronics                                          830     $     21,763
                                                             --------------

Total Telecommunications Equipment                                 21,763
---------------------------------------------------------------------------

Telecommunications Services - 0.7%
Amdocs*                                              510           20,308
                                                             --------------

Total Telecommunications Services                                  20,308
---------------------------------------------------------------------------

Telephone-Integrated - 1.3%
Level 3 Communications*                            6,150           35,977
                                                             --------------

Total Telephone-Integrated                                         35,977
---------------------------------------------------------------------------

Therapeutics - 3.1%
Medicines*                                         3,050           53,741
Warner Chilcott, Cl A*                             1,960           35,456
                                                             ______________

Total Therapeutics                                                 89,197
---------------------------------------------------------------------------

Transport-Equipment & Leasing - 0.7%
GATX                                                 430           21,178
                                                             --------------

Total Transport-Equipment & Leasing                                21,178
---------------------------------------------------------------------------

Total Common Stock (Cost $2,249,324)                            2,739,924
---------------------------------------------------------------------------

Money Market Fund - 6.0%
Evergreen Select Money Market Fund,
     Institutional Class, 5.21% (A)               171,803         171,803
                                                             --------------

Total Money Market Fund (Cost $171,803)                           171,803
---------------------------------------------------------------------------

Total Investments - 101.9% (Cost $2,421,127)                    2,911,727
___________________________________________________________________________

Other Assets and Liabilities, Net - (1.9)%                        (54,033)
___________________________________________________________________________

Total Net Assets - 100.0%                                    $  2,857,694
___________________________________________________________________________

* Non-income producing security.
(A) - The rate reported is the 7-day effective yield as of June 30, 2007. ADR - American Depositary Receipt
Cl - Class
REITs - Real Estate Investment Trusts

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES
AS OF JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                Old Mutual
                                                             Mid-Cap Portfolio
--------------------------------------------------------------------------------

Assets:
Investment Securities, at cost                                  $ 2,421,127
--------------------------------------------------------------------------------

Investment Securities, at value                                 $ 2,911,727
Cash                                                                    561
Receivable from Investment Advisor                                    7,043
Receivable for Investments Sold                                       3,199
Dividends and Interest Receivable                                     2,070
Receivable for Capital Shares Sold                                      318
Prepaid Trustees' Fees                                                   15
--------------------------------------------------------------------------------

     Total Assets                                                 2,924,933
--------------------------------------------------------------------------------

Liabilities:
Payable for Investments Purchased                                    38,567
Payable for Management Fees                                           4,635
Payable for Capital Shares Redeemed                                     696
Accrued Expenses                                                     23,341
--------------------------------------------------------------------------------

     Total Liabilities                                               67,239
--------------------------------------------------------------------------------

Net Assets                                                      $ 2,857,694
--------------------------------------------------------------------------------

Net Assets:
Paid-In Capital ($0.001 par value,
  unlimited authorization) based on 443,451
  oustanding shares of beneficial interest                      $ 1,700,480
Undistributed Net Investment Income                                   2,297
Accumulated Net Realized Gain on Investments                        664,317
Net Unrealized Appreciation on Investments                          490,600
--------------------------------------------------------------------------------

Net Assets                                                      $ 2,857,694
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share        $      6.44
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                               Old Mutual
                                                            Mid-Cap Portfolio
--------------------------------------------------------------------------------

Investment Income:
     Dividends                                                 $    28,165
     Interest                                                        3,366
--------------------------------------------------------------------------------

          Total Investment Income                                   31,531
--------------------------------------------------------------------------------

Expenses:
     Management Fees                                                28,056
     Trustees' Fees                                                  2,316
     Transfer Agent Fees                                            13,071
     Printing Fees                                                  10,020
     Custodian Fees                                                  9,815
     Insurance Fees                                                  4,123
     Professional Fees                                               1,686
     Other Expenses                                                    660
--------------------------------------------------------------------------------

          Total Expenses                                            69,747
--------------------------------------------------------------------------------

Less:
     Waiver of Management Fees                                     (28,056)
     Reimbursement of Other Expenses by Investment Advisor         (12,457)
--------------------------------------------------------------------------------

          Net Expenses                                              29,234
--------------------------------------------------------------------------------

     Net Investment Income                                           2,297
--------------------------------------------------------------------------------

     Net Realized Gain from Security Transactions                1,207,381
     Net Change in Unrealized Depreciation on Investments         (674,936)
--------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments               532,445
--------------------------------------------------------------------------------

     Increase in Net Assets Resulting from Operations          $   534,742
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------

                                                                           Old Mutual
                                                                        Mid-Cap Portfolio
----------------------------------------------------------------------------------------------------

                                                                   1/1/07 to
                                                                    6/30/07            1/1/06 to
                                                                  (Unaudited)          12/31/06*
----------------------------------------------------------------------------------------------------

Investment Activities:
     Net Investment Income (Loss)                                $     2,297       $    (92,769)
     Net Realized Gain from Security Transactions                  1,207,381         11,272,500
     Net Change in Unrealized Depreciation on Investments           (674,936)        (6,874,501)
----------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations            534,742          4,305,230
----------------------------------------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
     Net Investment Income                                                 -           (129,176)
     Net Realized Gains from Security Transactions                (3,920,280)        (2,423,791)
----------------------------------------------------------------------------------------------------

     Total Dividends and Distributions                            (3,920,280)        (2,552,967)
----------------------------------------------------------------------------------------------------

Capital Share Transactions:
     Shares Issued                                                   761,850          3,980,981
     Shares Issued upon Reinvestment of Distributions              3,920,279          2,552,982
     Shares Redeemed                                              (4,011,013)       (57,558,340)
----------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets Derived
     from Capital Shares Transactions                                671,116        (51,024,377)
----------------------------------------------------------------------------------------------------

     Total Decrease in Net Assets                                 (2,714,422)       (49,272,114)
----------------------------------------------------------------------------------------------------

Net Assets:
     Beginning of Year                                             5,572,116         54,844,230
----------------------------------------------------------------------------------------------------

     End of Year                                                 $ 2,857,694       $  5,572,116
----------------------------------------------------------------------------------------------------

Undistributed Net Investment Income                              $     2,297       $          -
----------------------------------------------------------------------------------------------------

Shares Issued and Redeemed:
     Shares Issued                                                   111,159            231,277
     Shares Issued upon Reinvestment of Distributions                631,285            159,560
     Shares Redeemed                                                (616,513)        (3,360,114)
----------------------------------------------------------------------------------------------------

     Net Increase (Decrease) in Shares Outstanding                   125,931         (2,969,277)
----------------------------------------------------------------------------------------------------

* Prior period figures have been adjusted to conform to current period presentation.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31 AND FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

                                  Net
          Net                 Realized and
         Asset       Net       Unrealized               Dividends    Distributions                     Net
         Value,   Investment     Gains         Total     from Net      from          Total       Asset Value,               Net
       Beginning    Income      (Losses)       From     Investment    Capital    Dividends and       End       Total     Assets, End
       of Period    (Loss)    on Securities Operations    Income       Gains     Distributions    of Period    Return    of Period 2
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO

2007*     $17.55   $    - 1      $1.11        $1.11      $    -       $(12.22)     $(12.22)        $ 6.44       8.90%+   $ 2,857,694
2006       16.69    (0.03) 1      1.81         1.78       (0.05)        (0.87)       (0.92)         17.55      11.19%      5,572,116
2005       17.10     0.04 1       0.88         0.92           -         (1.33)       (1.33)         16.69       5.71%     54,844,230
2004       14.64    (0.04) 1      2.76         2.72           -         (0.26)       (0.26)         17.10      18.86%     46,766,261
2003       10.90    (0.03) 1      3.77         3.74           -             -            -          14.64      34.31%     30,859,104
2002       13.40        -        (2.50)       (2.50)          -             -            -          10.90     (18.66)%    13,692,580
------------------------------------------------------------------------------------------------------------------------------------


                       Ratio
                   of Expenses
                     to Average      Ratio
                     Net Assets     of Net
          Ratio      (Excluding   Investment
       of Expenses     Waivers   Income (Loss)  Portfolio
       to Average   and Expense   to Average    Turnover
       Net Assets    Reductions)   Net Assets      Rate
----------------------------------------------------------

OLD MUTUAL MID-CAP PORTFOLIO

2007*     0.99%**      2.36%**       0.08%**     80.46%+
2006      0.99%        1.20%        (0.19)%     152.62%
2005      1.17%        1.17%         0.25%       89.06%
2004      1.17%        1.17%        (0.26)%     123.19%
2003      1.20%        1.23%        (0.24)%     147.82%
2002      1.20%        1.47%        (0.07)%     197.63%
----------------------------------------------------------


 * For the six-month period ended June 30, 2007.

** Ratios for periods less than one year have been annualized.

 + Total return and portfolio turnover rate are for the period indicated and have not been annualized.

 1 Per share calculations were performed using the average shares for the period.

 2 Prior period figures have been adjusted to conform to current period presentation.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Mid-Cap Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio, and the Old Mutual
Columbus Circle Technology and Communications Portfolio, (each a "Portfolio" and, collectively, the "Portfolios").

The Mid-Cap Portfolio is classified as a diversified management investment company. The financial statements for the Mid-Cap Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2007 52%, 27% and 12% of the outstanding shares of the Mid-Cap Portfolio were held by the separate accounts of three participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Mid-Cap Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date. The Portfolio utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for Federal income tax purposes.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Mid-Cap Portfolio had no outstanding futures contracts as of June 30, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Mid-Cap Portfolio had no outstanding options contracts as of June 30, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2007, no interest was earned by the Trust under this arrangement.

Prior  period   figures  have  been  adjusted  to  conform  to  current   period
presentation.

AS OF JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as the investment advisor to each Portfolio, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Trust's previous advisor, subject to shareholder approval of a management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is, in turn, a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as set forth in the table below. The Management Fee paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio to the former advisor.

                                                              Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                   $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                   less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                   $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio       0.95%         0.90%         0.85%         0.80%         0.75%         0.70%         0.65%

Expense Limitation Agreement - In the interest of limiting expenses of the Mid-Cap Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Mid-Cap Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Mid-Cap Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.99% of the Mid-Cap Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Mid-Cap Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Mid-Cap Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Mid-Cap Portfolio to exceed 0.99%. Consequently, no reimbursement by the Mid-Cap Portfolio will be made unless: (i) the Mid-Cap Portfolio's assets exceed $75 million; (ii) the Mid-Cap Portfolio's total annual operating expense ratio is less than 0.99%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At June 30, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Mid-Cap Portfolio for which the Advisor may seek reimbursement was $102,556 (expiring December 31, 2009) and $40,513 (expiring December 31, 2010). As of June 30, 2007, the net assets of the Mid-Cap Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Mid-Cap Portfolio, and the Advisor entered into an interim sub-advisory agreement with Liberty Ridge to provide co-sub-advisory services to the Mid-Cap Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Mid-Cap Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees are calculated as follows:

                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio        0.60%         0.55%         0.50%         0.45%         0.40%         0.35%         0.30%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. Pursuant to the provisions of the Sub-Administrative Agreement, written notice has been provided to the Sub-Administrator of the intent to terminate the Sub-Administrative Agreement, effective as of December 31, 2007.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios. Pursuant to the provisions of the Mutual Fund Custody Agreement (the "Custody Agreement") with U.S. Bank, N.A., the Trust has provided written notice to U.S. Bank, N.A. of its intention to terminate the Custody Agreement, effective as of November 2, 2007. The Board has approved the appointment of the Bank of New York Mellon to serve as custodian, following termination of the Custody Agreement with U.S. Bank, N.A.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Mid-Cap
Portfolio for the six months ended June 30, 2007, were $4,319,829 and $7,597,718, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The Mid-Cap Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

AS OF JUNE 30, 2007 (UNAUDITED)

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, reclassification of long-term capital gain distributions on Real Estate Investment Trust Securities, and to equalization, which classifies earnings and profits distributed to shareholders on the redemption of shares as a deemed dividend were classified to/from the following accounts:

       Increase           Increase Undistributed Net        Decrease Accumulated
    Paid-In Capital           Investment Income              Net Realized Gain
--------------------------------------------------------------------------------
      $7,671,793*                  $92,560*                    $(7,764,353)*
--------------------------------------------------------------------------------

* Prior period figures have been adjusted to conform to current period presentation.

This reclassification had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended December 31, 2006 and December 31, 2005 were as follows:

                     Ordinary                Long-Term
                      Income               Capital Gains                Total
--------------------------------------------------------------------------------
2006               $1,323,709*              $1,229,258*              $2,552,967*
2005                2,604,687*               1,424,344*               4,029,031*
--------------------------------------------------------------------------------

* Prior period figures have been adjusted to conform to current period presentation.

As of December 31, 2006, the components of distributable earnings were as follows:

     Undistributed ordinary income                             $3,558,286*
     Undistributed Long-Term Capital Gain                         320,906*
     Unrealized appreciation                                      663,588*
                                                          ----------------------
                                                               $4,542,780*
                                                          ----------------------

* Prior period figures have been adjusted to conform to current period presentation.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Mid-Cap Portfolio for federal income tax purposes at June 30, 2007 were as follows:

                                                                               Net
            Federal           Unrealized             Unrealized             Unrealized
            Tax Cost         Appreciation           Depreciation           Appreciation
--------------------------------------------------------------------------------------------
           $2,421,127          $517,116              $(26,516)              $490,600


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Mid-Cap Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Mid-Cap Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Small and Mid-Size Company Risk - The Mid-Cap Portfolio primarily invests in mid-sized companies and also may invest in smaller companies. While small-sized companies, and to an extent mid-sized companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Mid-Cap Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Mid-Cap Portfolio may overweight certain industries within a sector, which may cause the Mid-Cap Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Mid-Cap Portfolio enters into various contracts that provide for general indemnifications. The Mid-Cap Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Mid-Cap Portfolio. However, based on experience, the Mid-Cap Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six months ended June 30, 2007.

8. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust's Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JUNE 30, 2007 (UNAUDITED)

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Portfolio's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Mid-Cap Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (UNAUDITED)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http:// www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - June 30, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Mid-Cap Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Mid-Cap Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Mid-Cap Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Mid-Cap Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Mid-Cap Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                             Annualized
                                                                               Expense            Expenses
                                    Beginning               Ending             Ratios               Paid
                                     Account                Account            For the             During
                                      Value                  Value            Six-Month           Six-Month
                                     1/1/07                 6/30/07            Period              Period*
----------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio
----------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return        $1,000.00             $1,089.00              0.99%              $5.13
     Hypothetical 5% Return          1,000.00              1,019.89              0.99%               4.96
----------------------------------------------------------------------------------------------------------------


* Expenses are equal to the Mid-Cap Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[OLD MUTUAL INSURANCE SERIES FUND LOGO]

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND


BY TELEPHONE

     888-772-2888

BY MAIL

     Old Mutual Insurance Series Fund
     P.O. Box 219534
     Kansas City, MO 64121-9534

IN PERSON

     4643 South Ulster Street, Suite 600
     Denver, CO 80237

ON THE INTERNET

     oldmutualfunds.com

This semi-annual report is intended for the general information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888-772-2888 toll-free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-108 07/2007

[OLD MUTUAL INSURANCE SERIES FUND LOGO]


Old Mutual Select Value Portfolio











SEMI-ANNUAL REPORT                              June 30, 2007



TABLE OF CONTENTS


About This Report                                         2

Message to Shareholders                                   4

Management Overview                                       6

Schedule of Investments                                   9

Statement of Assets & Liabilities                        11

Statement of Operations                                  12

Statement of Changes in Net Assets                       13

Financial Highlights                                     14

Notes to Financial Statements                            15

Proxy Voting and Portfolio Holdings                      22

Portfolio Expenses Example                               23

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of June 30, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P MidCap 400/Citigroup Growth and Value Index

The S&P MidCap  400/Citigroup  Growth and Value Index (introduced in the fall of
2005) employs a multi-factor methodology to calculate growth and value in separate dimensions. Style scores are calculated taking standardized measures of growth and value factors for each constituent. Combined, the growth and value index is exhaustive, containing the full market capitalization of the S&P MidCap 400.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am happy to report that your investment in the Old Mutual Insurance Series Fund posted positive returns for the six-month period ended June 30, 2007. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

Your Portfolio's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario -- an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors.

As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 11.98%, and the S&P MidCap 400/Citigroup Value Index advanced 10.38% for the six-month period ended June 30, 2007. Mid-cap stocks outperformed the small-cap growth category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 6.45%, and 6.96%, respectively.

The six months also ended, however, with investor enthusiasm tempered by two caution flags - the strengthening world economy has raised concerns about increased inflation, and a softening U.S. housing market has placed downward price pressure on securities linked to home mortgages.

Still, the S&P 500 Index, which hadn't seen a record close since March 2000, broke through to new highs in May and finished the period in firmly positive territory. Fixed-income investments generally finished the semi-annual period in slightly positive territory.

In addition to delivering attractive Portfolio performance for the period, we also saw two exciting new developments at Old Mutual unfold: We strengthened our management team, adding a new affiliated sub-advisor, and we undertook a comprehensive renovation of our shareholder Web site. On June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. Based in San Francisco, the firm has distinguished itself for more than 30 years by its disciplined approach to large-cap growth equity management.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund


Mr. Sluyters joined Old Mutual in September 2006 as President of the Old Mutual Insurance Series Fund. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

                     This page is intentionally left blank.

OLD MUTUAL SELECT VALUE PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisor: Liberty Ridge Capital, Inc.

Performance Highlights

o For the six-month period ended June 30, 2007, the Old Mutual Select Value Portfolio returned 7.26%, outperforming the 6.96% return posted by the S&P 500 Index.

o During the semi-annual period, stock selection in the financials sector, an underweight position in consumer discretionary and an overweight in the materials sector contributed positively to the Portfolio's performance relative to the benchmark.

o Detractors from relative performance at the sector level, primarily due to stock selection, included industrials, consumer staples and information technology.

o At the individual stock level, enterprise software firm EMC, reinsurance provider XL Capital and student loan provider SLM benefited the Portfolio's absolute performance during the period.

o Detractors from performance included food distributor Sysco (no longer a Portfolio holding), communications equipment provider Alcatel-Lucent (no longer a Portfolio holding) and waste services firm Waste Management (no longer a Portfolio holding).

Q.   How did the Portfolio perform relative to its benchmark?

A. For the six-month period ended June 30, 2007, the Old Mutual Select Value Portfolio (the "Portfolio") returned 7.26%, outperforming the 6.96% return posted by the S&P 500 Index.

Q. What investment environment did the Portfolio face during the past six months?

A. A sharp selloff in late February and early March seemed to predict the end of the market's seven-month rally, with investors reacting to overseas market declines and continued signs of weakness in the housing and related sub-prime-lending markets. However, continued merger and acquisition interest trumped slowing economic growth and quickly led to rebounding markets across all market capitalizations. By mid-April most market benchmarks had recovered from the mid-quarter slump. Large-cap stocks again underperformed mid-cap stocks during the semi-annual period.

Q.   Which market factors influenced the Portfolio's relative performance?

A.   Stock-specifc   factors,   rather  than  macroeconomic  themes,   generally
     accounted for the Portfolio's relative results.

Q.   How did composition affect Portfolio performance?

A. During the semi-annual period, stock selection in the financials sector, an underweight position in consumer discretionary and an overweight in the materials sector contributed positively to the Portfolio's performance relative to the benchmark. Detractors from relative performance at the sector level, primarily due to stock selection, included industrials, consumer staples and information technology.

     At the individual stock level, enterprise software firm EMC, reinsurance provider XL Capital and student loan provider SLM benefited the Portfolio's absolute performance during the period. Detractors from performance included food distributor Sysco (no longer a Portfolio holding), communications equipment provider Alcatel-Lucent (no longer a Portfolio holding) and waste services firm Waste Management (no longer a Portfolio holding). EMC's stock rose on announcements of positive earnings results and an initial public offering of its fast-growing VMWare subsidiary during the period. XL Capital's stock benefited from a light catastrophe season, coupled with positive investment results. SLM announced a takeover by a private equity firm at a substantial premium, and the company's stock gained value benefiting the Portfolio's performance. On the other side of the equation, Sysco has produced modest growth in recent quarters. This caused concern regarding the long-term growth projections needed to justify current valuations and the company's stock lost value. Alcatel-Lucent generated disappointing sales results during the period as the firm was in the midst of a transition while Alcatel and Lucent merged. Waste Management's stock was hurt by a weak earnings report in February, and was not able to fully recover during the period despite making some headway in March.

Select Value Portfolio

Q.   What is the investment outlook for the large-cap stock market?

A. As always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge Capital, Inc. focuses on finding companies that it believes are positioned for growth, regardless of news headlines, and believes a long-term perspective maximizes investment returns over time.


Top Ten Holdings
as of June 30, 2007
(Unaudited)

General Electric                         6.8%
------------------------------------------------
Microsoft                                5.8%
------------------------------------------------
XL Capital, Cl A                         4.7%
------------------------------------------------
BP ADR                                   4.7%
------------------------------------------------
ConocoPhillips                           4.5%
------------------------------------------------
3M                                       4.5%
------------------------------------------------
American International Group             4.4%
------------------------------------------------
Capital One Financial                    4.4%
------------------------------------------------
General Mills                            4.4%
------------------------------------------------
Dominion Resources                       4.3%
------------------------------------------------
As a % of Total
Portfolio Investments                   48.5%
------------------------------------------------


                                                          Select Value Portfolio

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six           One          Annualized        Annualized        Annualized
                                     Inception        Month          Year           3 Year            5 Year          Inception
                                      Date            Return        Return          Return            Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select Value Portfolio    10/28/97          7.26%        28.80%          13.73%             8.10%             9.54%
S&P 500 Index                        10/28/97          6.96%        20.59%          11.68%            10.71%             6.88%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 0.96% and 0.94%, respectively.


Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                            10/28/97  Dec 97  Dec 98  Dec 99  Dec 00  Dec 01  Dec 02  Dec 03  Dec 04  Dec 05  Dec 06  Jun 07
Old Mutual Select Value
  Portfolio                 $10,000   $10,430 $14,390 $15,669 $18,470 $18,788 $14,078 $16,653 $17,127 $17,900 $22,507 $24,141
S&P 500 Index               $10,000   $10,564 $13,583 $16,441 $14,945 $13,168 $10,258 $13,201 $14,637 $15,356 $17,782 $19,020

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of October 28, 1997 to an investment made in an unmanaged securities index on that date. The
Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of June 30, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE GRAPH]

Money Market Fund               5%
Consumer Discretionary          3%
Consumer Staples               13%
Energy                         13%
Financials                     28%
Health Care                     9%
Industrials                    11%
Information Technology          8%
Materials                       5%
Utilities                       5%

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 97.3%
Applications Software - 5.9%
Microsoft                                   90,500     $      2,667
                                                       --------------

Total Applications Software                                   2,667
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 3.4%
Coca-Cola                                   29,890            1,564
                                                       --------------

Total Beverages-Non-Alcoholic                                 1,564
---------------------------------------------------------------------

Cable TV - 3.1%
Comcast, Cl A*                              51,130            1,430
                                                       ______________

Total Cable TV                                                1,430
_____________________________________________________________________

Chemicals-Diversified - 1.8%
E.I. du Pont de Nemours                     16,360              832
                                                       ______________

Total Chemicals-Diversified                                     832
---------------------------------------------------------------------

Computers-Memory Devices - 1.8%
EMC*                                        45,480              823
                                                       ______________

Total Computers-Memory Devices                                  823
---------------------------------------------------------------------

Diversified Manufacturing Operations - 11.6%
3M                                          24,060            2,088
General Electric                            82,500            3,158
                                                       ______________

Total Diversified Manufacturing Operations                    5,246
_____________________________________________________________________

Electric-Integrated - 4.4%
Dominion Resources                          23,200            2,002
                                                       ______________

Total Electric-Integrated                                     2,002
_____________________________________________________________________

Finance-Consumer Loans - 1.3%
SLM                                         10,600              610
                                                       ______________

Total Finance-Consumer Loans                                    610
_____________________________________________________________________

Finance-Investment Banker/Broker - 4.0%
JPMorgan Chase                              27,900            1,352
Morgan Stanley                               5,640              473
                                                       --------------

Total Finance-Investment Banker/Broker                        1,825
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 4.5%
General Mills                               34,600            2,021
                                                       --------------

Total Food-Miscellaneous/Diversified                          2,021
---------------------------------------------------------------------

Insurance Brokers - 2.6%
Marsh & McLennan                            38,290            1,182
                                                       --------------

Total Insurance Brokers                                       1,182
---------------------------------------------------------------------

Medical Instruments - 2.5%
Medtronic                                   21,450            1,112
                                                       --------------

Total Medical Instruments                                     1,112
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Medical-Drugs - 7.0%
Pfizer                                            72,640     $      1,857
Wyeth                                             22,680            1,301
                                                             --------------

Total Medical-Drugs                                                 3,158
---------------------------------------------------------------------------

Metal Processors & Fabricators - 3.6%
Sterlite Industries India ADR*                   110,380            1,619
                                                             --------------

Total Metal Processors & Fabricators                                1,619
---------------------------------------------------------------------------

Multi-Line Insurance - 9.3%
American International Group                      29,200            2,045
XL Capital, Cl A                                  25,810            2,176
                                                             --------------

Total Multi-Line Insurance                                         4,221
---------------------------------------------------------------------------

Oil Companies-Integrated - 9.4%
BP ADR                                            30,000            2,164
ConocoPhillips                                    26,700            2,096
                                                             ______________

Total Oil Companies-Integrated                                      4,260
___________________________________________________________________________

Pipelines - 4.0%
El Paso                                          104,940            1,808
                                                             ______________

Total Pipelines                                                     1,808
___________________________________________________________________________

Property/Casualty Insurance - 3.3%
Travelers                                         28,300            1,514
                                                             --------------

Total Property/Casualty Insurance                                   1,514
---------------------------------------------------------------------------

Reinsurance - 3.9%
Berkshire Hathaway, Cl A*                             16            1,752
                                                             --------------

Total Reinsurance                                                   1,752
---------------------------------------------------------------------------

Retail-Discount - 3.2%
Wal-Mart                                          29,900            1,439
                                                             --------------

Total Retail-Discount                                               1,439
---------------------------------------------------------------------------

Retail-Drug Store - 2.2%
Walgreen                                          23,400            1,019
                                                             --------------

Total Retail-Drug Store                                             1,019
---------------------------------------------------------------------------

Super-Regional Banks-US - 4.5%
Capital One Financial                             25,900            2,032
                                                             --------------

Total Super-Regional Banks-US                                       2,032
                                                             --------------

Total Common Stock (Cost $37,519)                                  44,136
___________________________________________________________________________

OLD MUTUAL SELECT VALUE PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Money Market Fund - 5.0%
Evergreen Select Money Market Fund,
  Institutional Class, 5.21% (A)         2,247,388     $      2,247
                                                       --------------

Total Money Market Fund (Cost $2,247)                         2,247
---------------------------------------------------------------------

Total Investments - 102.3% (Cost $39,766)                    46,383
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (2.3%)                   (1,021)
---------------------------------------------------------------------

Net Assets - 100.0%                                    $     45,362
---------------------------------------------------------------------

* Non-income producing security.
(A) - The rate reported is the 7-day effective yield as of June 30, 2007. ADR - American Depositary Receipt
Cl - Class

Cost  figures  are shown with  "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                              Old Mutual
                                                        Select Value Portfolio
--------------------------------------------------------------------------------

Assets:
Investment Securities, at cost                              $    39,766
--------------------------------------------------------------------------------

Investment Securities, at value                             $    46,383
Cash                                                                 10
Dividends and Interest Receivable                                    43
Receivable from Investment Advisor                                    6
--------------------------------------------------------------------------------

     Total Assets                                                46,442
--------------------------------------------------------------------------------

Liabilities:
Payable for Investments Purchased                                 1,024
Payable for Management Fees                                          28
Payable for Capital Shares Redeemed                                   5
Accrued Expenses                                                     23
--------------------------------------------------------------------------------

     Total Liabilities                                            1,080
--------------------------------------------------------------------------------

Net Assets                                                  $    45,362
--------------------------------------------------------------------------------

Net Assets:
Paid-In Capital ($0.001 par value, unlimited
   authorization) based on 2,398,114
   oustanding shares of beneficial interest                 $    97,263
Undistributed Net Investment Income                                 796
Accumulated Net Realized Loss on Investments                    (59,314)
Net Unrealized Appreciation on Investments                        6,617
--------------------------------------------------------------------------------

Net Assets                                                  $    45,362
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share    $     18.92
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                               Old Mutual
                                                         Select Value Portfolio
--------------------------------------------------------------------------------

Investment Income:
     Dividends                                               $       472
     Interest                                                         22
     Less: Foreign Taxes Withheld                                     (2)
--------------------------------------------------------------------------------

          Total Investment Income                                    492
--------------------------------------------------------------------------------

Expenses:
     Management Fees                                                 169
     Trustees' Fees                                                    9
     Professional Fees                                                25
     Transfer Agent Fees                                              13
     Printing Fees                                                    12
     Custodian Fees                                                    3
     Other Expenses                                                    8
--------------------------------------------------------------------------------

          Total Expenses                                             239
--------------------------------------------------------------------------------

Less:
     Waiver of Management Fees                                       (28)
--------------------------------------------------------------------------------

          Net Expenses                                               211
--------------------------------------------------------------------------------

     Net Investment Income                                           281
--------------------------------------------------------------------------------

     Net Increase from Payment by Affiliate(1)                         2
     Net Realized Gain from Security Transactions                  3,198
     Net Change in Unrealized Depreciation on Investments           (311)
--------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments               2,889
--------------------------------------------------------------------------------

     Increase in Net Assets Resulting from Operations        $     3,170
--------------------------------------------------------------------------------

1    See Note 3.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


----------------------------------------------------------------------------------------------------------------

                                                                                         Old Mutual
                                                                                   Select Value Portfolio
----------------------------------------------------------------------------------------------------------------

                                                                                1/1/07 to      1/1/06 to
                                                                                 6/30/07        12/31/06
                                                                              (Unaudited)
----------------------------------------------------------------------------------------------------------------

Investment Activities:
     Net Investment Income                                                     $    281        $    517
     Net Increase from Payment by Affiliate(1)                                        2               -
     Net Realized Gain from Security Transactions                                 3,198           6,335
     Net Change in Unrealized Appreciation (Depreciation) on Investments           (311)          4,346
----------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations                         3,170          11,198
----------------------------------------------------------------------------------------------------------------

Dividends to Shareholders from:
     Net Investment Income                                                            -            (729)
----------------------------------------------------------------------------------------------------------------

     Total Dividends                                                                  -            (729)
----------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
     Shares Issued                                                                  539           1,461
     Shares Issued upon Reinvestment of Distributions                                 -             729
     Shares Redeemed                                                             (4,970)        (17,527)
----------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets Derived from Capital Shares Transactions             (4,431)        (15,337)
----------------------------------------------------------------------------------------------------------------

     Total Decrease in Net Assets                                                (1,261)         (4,868)
----------------------------------------------------------------------------------------------------------------

Net Assets:
     Beginning of Year                                                           46,623          51,491
----------------------------------------------------------------------------------------------------------------

     End of Year                                                               $ 45,362        $ 46,623
----------------------------------------------------------------------------------------------------------------

Undistributed Net Investment Income                                            $    796        $    515
----------------------------------------------------------------------------------------------------------------

Shares Issued and Redeemed:
     Shares Issued                                                                   30              90
     Shares Issued upon Reinvestment of Distributions                                 -              47
     Shares Redeemed                                                               (275)         (1,107)
----------------------------------------------------------------------------------------------------------------

     Net Decrease in Shares Outstanding                                            (245)           (970)
----------------------------------------------------------------------------------------------------------------

1    See Note 3.
     Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31 AND FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

                                  Net
          Net                 Realized and                                                                                    Net
         Asset                 Unrealized               Dividends   Distributions                     Net                    Assets
         Value,      Net         Gains         Total     from Net       from          Total       Asset Value,                End
       Beginning  Investment    (Losses)       From     Investment     Capital    Dividends and       End       Total      of Period
       of Period    Income    on Securities Operations    Income        Gains     Distributions    of Period    Return       (000)
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO

2007*     $17.64   $ 0.11 1     $ 1.17 #     $ 1.28      $    -          $-         $    -          $18.92       7.26% +,#  $ 45,362
2006       14.25     0.16 1       3.47         3.63       (0.24)          -          (0.24)          17.64      25.74%        46,623
2005       13.91     0.18 1       0.44         0.62       (0.28)          -          (0.28)          14.25       4.51%        51,491
2004       13.83     0.21 1       0.17         0.38       (0.30)          -          (0.30)          13.91       2.85%        64,049
2003       12.00     0.35         1.81         2.16       (0.33)          -          (0.33)          13.83      18.29%        94,035
2002       16.20     0.30        (4.35)       (4.05)      (0.15)          -          (0.15)          12.00     (25.07)%      141,322
------------------------------------------------------------------------------------------------------------------------------------



                       Ratio
                    of Expenses
                     to Average     Ratio
                     Net Assets     of Net
           Ratio     (Excluding   Investment
        of Expenses    Waivers      Income      Portfolio
        to Average  and Expense   to Average    Turnover
        Net Assets   Reductions)   Net Assets      Rate
------------------------------------------------------------

OLD MUTUAL SELECT VALUE PORTFOLIO

2007*      0.94% **     1.06% **     1.24% **     38.35% +
2006       0.94%        0.96%        1.05%        79.56%
2005       0.96%        0.96%        1.28%        71.77%
2004       0.92%        0.92%        1.52%       110.53%
2003       0.90%        0.90%        1.53%       224.47%
2002       0.87%        0.87%        1.19%       505.46%
------------------------------------------------------------


* For the six-month  period ended June 30, 2007.
** Ratios for periods less than one year have been annualized.
+ Total return and portfolio turnover rates are for the periods indicated and have not been annualized.
1 Per share calculations were performed using the average shares for the period.
# The payment from affiliate (see Note 3) resulted in an increase to the Net Realized and Unrealized Gains on Securities of $0.01 per share. A percent of the total return consists of the payment from affiliate. Excluding this payment, the total return would have been 7.20%.

     Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Select Value Portfolio (the "Select Value Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Select Value Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio, and the Old Mutual Columbus Circle Technology and Communications Portfolio, (each a "Portfolio" and, collectively, the "Portfolios").

The Select Value Portfolio is classified as a diversified management investment company. The financial statements for the Select Value Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2007, 75% and 13% of the outstanding shares of the Select Value Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Select Value Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

AS OF JUNE 30, 2007 (UNAUDITED)

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Select Value Portfolio had no outstanding futures contracts as of June 30, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Select Value Portfolio had no outstanding options contracts as of June 30, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as the investment advisor to each Portfolio, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Trust's previous advisor, subject to shareholder approval of a management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is, in turn, a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as set forth in the table below. The Management Fee paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio to the former advisor.

                                                              Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select
     Value Portfolio                0.75%         0.70%         0.65%         0.60%         0.55%         0.50%         0.45%

Expense Limitation Agreement - In the interest of limiting expenses of the Select Value Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Select Value Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Select Value Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.94% of the Select Value Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Select Value Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Select Value Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Select Value Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Select Value Portfolio to exceed 0.94%. Consequently, no reimbursement by the Select Value Portfolio will be made unless: (i) the Select Value Portfolio's assets exceed $75 million; (ii) the Select Value Portfolio's total annual operating expense ratio is less than 0.94%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At June 30, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Select Value Portfolio for which the Advisor may seek reimbursement was $10,249 (expiring December 31, 2009) and $27,755 (expiring
December 31, 2010). As of June 30, 2007, the net assets of the Select Value Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Select Value Portfolio, and the Advisor entered into an interim sub-advisory agreement with Liberty Ridge to provide sub-advisory services to the Select Value Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Select Value Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee is calculated as follows:

                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select
     Value Portfolio                0.40%         0.35%         0.30%         0.25%         0.20%         0.15%         0.10%

AS OF JUNE 30, 2007 (UNAUDITED)

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. Pursuant to the provisions of the Sub-Administrative Agreement, written notice has been provided to the Sub-Administrator of the intent to terminate the Sub-Administrative Agreement, effective as of December 31, 2007.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios. Pursuant to the provisions of the Mutual Fund Custody Agreement (the "Custody Agreement") with U.S. Bank, N.A., the Trust has provided written notice to U.S. Bank, N.A. of its intention to terminate the Custody Agreement, effective as of November 2, 2007. The Board has approved the appointment of the Bank of New York Mellon to serve as custodian, following termination of the Custody Agreement with U.S. Bank, N.A.

Payment by Affiliate - For the six-month period ended June 30, 2007, Liberty Ridge voluntarily contributed $2,202 to the Select Value Portfolio to offset losses incurred due to a trade omission.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Select Value Portfolio for the six-month period ended June 30, 2007, were $16,907,132 and $21,611,096, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The Select Value Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. There were no permanent book/tax differences for the year ended December 31, 2006.

The tax character of dividends and distributions declared during the years ended December 31, 2006 and 2005 were as follows:

                     Ordinary
                   Income (000)
---------------------------------
2006                   $  729
2005                    1,085
---------------------------------


As of December 31, 2006, the  components of  accumulated  losses were as follows
(000):

Capital loss carryforwards expiring:
--------------------------------------------------------------------------------
     December 2010                                                    $(62,206)
Undistributed Ordinary Income                                              516
Unrealized appreciation                                                  6,619
--------------------------------------------------------------------------------
                                                                      $(55,071)
--------------------------------------------------------------------------------


For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Select Value Portfolio utilized $6,587 (000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Select Value Portfolio for federal income tax purposes at June 30, 2007 were as follows:

                                                                                                     Net
                                  Federal           Unrealized             Unrealized             Unrealized
                               Tax Cost (000)    Appreciation (000)     Depreciation (000)     Appreciation (000)
------------------------------------------------------------------------------------------------------------------------------------
                                 $39,766              $6,715                   $(98)                $6,617


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Select Value Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Select Value Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Select Value Portfolio's value style of investing, and the Select Value Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Select Value Portfolio may overweight specific industries within certain sectors, which may cause the Select Value Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Select Value Portfolio enters into various contracts that provide for general indemnifications. The Select Value Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Select Value Portfolio. However, based on experience, the Select Value Portfolio expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JUNE 30, 2007 (UNAUDITED)

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2007.

8. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust's Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Portfolio's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Select Value Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (UNAUDITED)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (UNAUDITED)

Six-Month Hypothetical Expense Example - June 30, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Select Value Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Select Value Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Select Value Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Select Value Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Select Value Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                   Annualized          Expenses
                                    Beginning        Ending         Expense              Paid
                                     Account         Account         Ratios             During
                                      Value           Value       For the Six-         Six-Month
                                     1/1/07          6/30/07      Month Period          Period*
-------------------------------------------------------------------------------------------------
Old Mutual Select Value Portfolio
-------------------------------------------------------------------------------------------------
     Actual Portfolio Return        $1,000.00      $1,072.60          0.94%             $4.83
     Hypothetical 5% Return          1,000.00       1,020.13          0.94               4.71
-------------------------------------------------------------------------------------------------


* Expenses are equal to the Select Value Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[OLD MUTUAL INSURANCE SERIES FUND LOGO]

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND


BY TELEPHONE

     888-772-2888

BY MAIL

     Old Mutual Insurance Series Fund
     P.O. Box 219534
     Kansas City, MO 64121-9534

IN PERSON

     4643 South Ulster Street, Suite 600
     Denver, CO 80237

ON THE INTERNET

     oldmutualfunds.com

This semi-annual report is intended for the general information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888-772-2888 toll-free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-109 07/2007

[OLD MUTUAL INSURANCE SERIES FUND LOGO]


Old Mutual Small Cap Portfolio











SEMI-ANNUAL REPORT                              June 30, 2007




TABLE OF CONTENTS


About This Report                               2

Message to Shareholders                         4

Management Overview                             6

Schedule of Investments                         9

Statement of Assets & Liabilities              15

Statement of Operations                        16

Statement of Changes in Net Assets             17

Financial Highlights                           18

Notes to Financial Statements                  19

Proxy Voting and Portfolio Holdings            26

Portfolio Expenses Example                     27

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of June 30, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

Russell 2000(R) Growth Index

The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

S&P MidCap 400/Citigroup Growth and Value Index

The S&P MidCap  400/Citigroup  Growth and Value Index (introduced in the fall of
2005) employs a multi-factor methodology to calculate growth and value in separate dimensions. Style scores are calculated taking standardized measures of growth and value factors for each constituent. Combined, the growth and value index is exhaustive, containing the full market capitalization of the S&P MidCap 400.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am happy to report that your investment in the Old Mutual Insurance Series Fund posted positive returns for the six-month period ended June 30, 2007. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

Your Portfolio's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario - an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors.

As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 11.98%, and the S&P MidCap 400/Citigroup Value Index advanced 10.38% for the six-month period ended June 30, 2007. Mid-cap stocks outperformed the small-cap growth category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 6.45% and 6.96%, respectively.


The six months also ended, however, with investor enthusiasm tempered by two caution flags - the strengthening world economy has raised concerns about increased inflation, and a softening U.S. housing market has placed downward price pressure on securities linked to home mortgages.

Still, the S&P 500 Index, which hadn't seen a record close since March 2000, broke through to new highs in May and finished the period in firmly positive territory. Fixed-income investments generally finished the semi-annual period in slightly positive territory.

In addition to delivering attractive Portfolio performance for the period, we also saw two exciting new developments at Old Mutual unfold: We strengthened our management team, adding a new affiliated sub-advisor, and we undertook a comprehensive renovation of our shareholder Web site. On June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. Based in San Francisco, the firm has distinguished itself for more than 30 years by its disciplined approach to large-cap growth equity management.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Mr. Sluyters joined Old Mutual in September 2006 as President of the Old Mutual Insurance Series Fund. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

                     This page is intentionally left blank.

OLD MUTUAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.


Performance Highlights

o For the six-month period ended June 30, 2007, the Old Mutual Small Cap Portfolio returned 13.00% outperforming the Russell 2000(R) Index, which advanced 6.45% for the period.

o During the semi-annual period ended June 30, 2007, stock selection in the financials, consumer discretionary and information technology sectors contributed to the Portfolio's performance relative to the Russell 2000(R) Index.

o Underweight positions in materials, consumer staples and energy relative to the Russell 2000(R) Index detracted from relative performance during the period.

o Stocks that contributed to absolute performance during the period included CommScope, General Cable and Vail Resorts, while Irwin Financial, LECG and Corporate Executive Board (no longer a Portfolio holding) detracted from the Portfolio's gains.


Q.   How did the Portfolio perform relative to its benchmark?

A. For the six-month period ended June 30, 2007, the Old Mutual Small Cap Portfolio (the "Portfolio") returned 13.00% outperforming the Russell 2000(R) Index, which advanced 6.45% for the period.

Q. What investment environment did the Portfolio face during the past six months?

A. A sharp selloff in late February and early March seemed to predict the end of the market's seven-month rally, with investors reacting to overseas market declines and continued signs of weakness in the housing and related sub-prime-lending markets. However, continued merger and acquisition interest trumped slowing economic growth and quickly led to rebounding markets across all market capitalizations. By mid-April, most market benchmarks had recovered from the mid-quarter slump. Small-cap stocks underperformed mid- and large-cap stocks during the period.

     The financial sector underperformed, spurred by the sub-prime-mortgage problems and a yield curve that was inverted (a situation that occurs when long-term interest rates are lower than their short-term counterparts) to flat for most of the period. The yield curve finally steepened in June. The consumer was hurt by ever-increasing oil prices that have climbed more than 30 percent since January. Certain structural problems, such as a continued slowdown in the housing market and a notable decrease in mortgage-equity withdrawals, still plagued the market.

Q.   Which market factors influenced the Portfolio's relative performance?

A.   Stock-specific  factors,   rather  than  macroeconomic  themes,   generally
     accounted for the Portfolio's relative results in the portion of the Portfolio managed by Liberty Ridge Capital, Inc. ("Liberty Ridge").

     Eagle Asset Management, Inc. ("Eagle") believes the recent success of value investing is correlated with the strength of the global economy. Many traditional value stocks are in cyclical, commodity-based industries geared toward capital spending. Eagle believes the boom in China can explain much of the recent success of traditional value investing.

Q.   How did composition affect Portfolio performance?

A. During the semi-annual period ended June 30, 2007, stock selection in the financials, consumer discretionary and information technology sectors contributed to the Portfolio's performance relative to the Russell 2000(R) Index. Underweight positions in materials, consumer staples and energy relative to the Russell 2000(R) Index detracted from relative performance during the period.

     Stocks that contributed to absolute performance during the period included CommScope, General Cable and Vail Resorts, while Irwin Financial, LECG and Corporate Executive Board (no longer a Portfolio holding) detracted from the Portfolio's gains. CommScope, a firm that designs, manufactures and markets coaxial cables and other high-performance electronic and fiber-optic cable products, posted stronger-than-expected revenue growth. The company's operating margins expanded as it was able to control costs and fully utilize its operating leverage. General Cable, a designer, developer, manufacturer, marketer and distributor of copper, aluminum and fiber-optic wire and cable products, experienced significant gains as a result of strong demand for energy cables used in electrical grids. General Cable, one of the industry's largest players, leveraged limited capacity along with demand and supply disparities to gain pricing power. Vail Resorts operates mountain resorts, including five premium ski resorts, in the United States. The company's stock appreciated as the market became more aware of the value of Vail's properties in light of high private-equity interest in premium gaming, lodging and leisure-sector assets, as well as recent private-equity transactions for similar properties selling at high multiples.


Small Cap Portfolio

     Detracting from performance was regional bank Irwin Financial. The firm experienced a loss associated with a bad loan in its commercial lending unit, along with continued difficulties in its home equity segment. Both factors served to depress this stock's valuation. LECG, an expert consultancy firm, was a drag on performance as disappointing staff utilization and bad-debt write-off's caused a sharp selloff, which triggered a drop in the company's stock price. Corporate Executive Board provides unbiased decision support as well as best practices, research and analysis on issues related to corporate strategy, operations and general management. The company caters to almost 70 percent of FORTUNE 500 companies and has experienced organic revenue growth of more than 30 percent over the past five years. The most recent quarterly earnings were weaker-than-expected, due to continued issues with its sales force.

Q.   What is the investment outlook for the small-cap market?

A. Liberty Ridge notes that, as always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge focuses on finding companies that it believes are positioned for growth, regardless of news headlines, and believes a long-term perspective maximizes investment returns over time.

     Yields on 10-year  Treasury  bonds surged during the period from just under
     4.5 percent on March 3 to 5.3 percent the second week of June. This was the largest move in interest rates in several years. The good news, in Eagle's view, is that the stock market held up fairly well in light of this rise in rates. Eagle is hesitant to draw conclusions from a mere six weeks of market performance, but the firm does not believe that the bond market was driven by expectations of higher inflation. Eagle's portfolio managers suggest that the market may have been recognizing the potential for long-term global growth and that increased optimism about the real economic outlook could be driving long-term rates.

     Eagle notes that it is hard to pinpoint how housing fits in this optimistic outlook. As portfolio managers, Eagle must take into account the indirect effect of problems in the housing market and how the overall level of home prices will affect consumers. Consumers already have responded to negative home-price growth by cutting their spending and Eagle believes consumer spending may continue to slow. Eagle cautions investors regarding the outlook for consumer stocks and believes the slowdown in consumer spending and the housing market could be a factor in the monetary-policy debate for months to come. The firm predicts that the Federal Reserve may be forced to become less hawkish and notes its preference for stable growth stocks.


Top Ten Holdings
as of June 30, 2007
(Unaudited)

Orthofix International                1.7%
---------------------------------------------
Teledyne Technologies                 1.3%
---------------------------------------------
Affiliated Managers Group             1.3%
---------------------------------------------
Vail Resorts                          1.2%
---------------------------------------------
Star Gas Partners L.P.                1.2%
---------------------------------------------
Arch Capital Group                    1.1%
---------------------------------------------
CommScope                             1.1%
---------------------------------------------
Wright Express                        1.1%
---------------------------------------------
DSP Group                             1.1%
---------------------------------------------
General Cable                         1.0%
---------------------------------------------
As a % of Total Portfolio
Investments                          12.1%
---------------------------------------------


                                                             Small Cap Portfolio

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six        One        Annualized       Annualized       Annualized
                                              Inception      Month       Year         3 Year           5 Year         Inception
                                                Date         Return     Return        Return           Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio                10/28/97       13.00%     25.29%        14.56%           11.50%           11.63%
Russell 2000(R) Index                         10/28/97        6.45%     16.44%        13.45%           13.88%            8.42%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.30% and 1.02%, respectively.


Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                               10/28/97  Dec 97  Dec 98  Dec 99  Dec 00  Dec 01  Dec 02  Dec 03  Dec 04  Dec 05  Dec 06  Jun 07
Old Mutual Small Cap Portfolio $10,000   $10,480 $11,626 $13,478 $18,348 $19,461 $13,407 $18,640 $21,656 $21,976 $25,653 $28,987
Russell 2000 Index             $10,000   $10,195 $9,935  $12,047 $11,683 $11,974 $9,522  $14,021 $16,591 $17,346 $20,532 $21,856

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of October 28, 1997 to an investment made in an unmanaged securities index on that date. The
Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of June 30, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE GRAPH]

Money Market Fund               3%
Consumer Discretionary         13%
Consumer Staples                2%
Energy                          5%
Financials                     17%
Health Care                    12%
Industrials                    17%
Information Technology         24%
Materials                       5%
Telecommunication Services      1%
Utilities                       1%

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Common Stock - 96.7%
Aerospace/Defense - 1.7%
Aerovironment*                              19,310     $        398
Teledyne Technologies*                      29,490            1,355
                                                       ______________

Total Aerospace/Defense                                       1,753
_____________________________________________________________________

Aerospace/Defense-Equipment - 0.8%
BE Aerospace*                                9,235              381
DRS Technologies                             7,780              446
                                                       ______________

Total Aerospace/Defense-Equipment                               827
_____________________________________________________________________

Agricultural Operations - 0.4%
Tejon Ranch*                                 8,600              380
                                                       --------------

Total Agricultural Operations                                   380
---------------------------------------------------------------------

Apparel Manufacturers - 0.6%
Carter's*                                    9,825              255
Oxford Industries                            7,285              323
                                                       --------------

Total Apparel Manufacturers                                     578
---------------------------------------------------------------------

Applications Software - 0.4%
Progress Software*                          13,630              433
                                                       --------------

Total Applications Software                                     433
---------------------------------------------------------------------

Auction House/Art Dealer - 0.2%
Ritchie Bros Auctioneers                     3,415              214
                                                       --------------

Total Auction House/Art Dealer                                  214
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 1.5%
BorgWarner                                   9,735              838
Tenneco*                                    19,350              678
                                                       --------------

Total Auto/Truck Parts & Equipment-Original                   1,516
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 0.8%
Coca-Cola Bottling Co Consolidated           7,130              358
Pepsi Bottling Group                        14,840              500
                                                       --------------

Total Beverages-Non-Alcoholic                                   858
---------------------------------------------------------------------

Broadcast Services/Programming - 0.5%
Discovery Holding, Cl A*                    23,325              536
                                                       ______________

Total Broadcast Services/Programming                            536
_____________________________________________________________________

Building & Construction Products-Miscellaneous - 0.5%
Drew Industries*                            14,845              492
                                                       ______________
Total Building & Construction Products-
   Miscellaneous                                                492
_____________________________________________________________________

Building Products-Light Fixtures - 0.8%
Genlyte Group*                              10,782              847
                                                       ______________

Total Building Products-Light Fixtures                          847
---------------------------------------------------------------------



---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Building-Heavy Construction - 0.4%
Washington Group International*                  5,580       $        446
                                                             ______________

Total Building-Heavy Construction                                     446
---------------------------------------------------------------------------

Building-Mobile Home/Manufactured Housing - 0.2%
Williams Scotsman International*                 9,730                232
                                                             ______________

Total Building-Mobile Home/Manufactured
     Housing                                                          232
---------------------------------------------------------------------------

Chemicals-Diversified - 1.1%
Celanese, Ser A                                 23,245                902
Olin                                            12,490                262
                                                             ______________

Total Chemicals-Diversified                                         1,164
___________________________________________________________________________

Chemicals-Specialty - 1.2%
Albemarle                                       16,860                650
Hercules*                                       27,730                545
                                                             ______________

Total Chemicals-Specialty                                           1,195
___________________________________________________________________________

Circuit Boards - 0.1%
Park Electrochemical                            2,810                  79
                                                             ______________

Total Circuit Boards                                                   79
___________________________________________________________________________

Coal - 0.9%
Alpha Natural Resources*                        19,600                407
Massey Energy                                   17,260                460

                                                             --------------

Total Coal                                                            867
---------------------------------------------------------------------------

Commercial Banks-Central US - 0.6%
Irwin Financial                                 41,240                617
                                                             --------------

Total Commercial Banks-Central US                                     617
---------------------------------------------------------------------------

Commercial Banks-Western US - 0.4%
SVB Financial Group*                            6,830                 363
                                                             ______________

Total Commercial Banks-Western US                                     363
___________________________________________________________________________

Commercial Services - 1.9%
Arbitron                                        11,210                578
PHH*                                            16,370                511
Quanta Services*                                28,125                862
                                                             --------------

Total Commercial Services                                           1,951
---------------------------------------------------------------------------

Commercial Services-Finance - 1.1%
Wright Express*                                 31,900              1,093
                                                             ______________

Total Commercial Services-Finance                                   1,093
---------------------------------------------------------------------------

Communications Software - 0.9%
Avid Technology*                                19,750                698
DivX*                                           16,650                250
                                                             ______________

Total Communications Software                                         948
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Computer Aided Design - 0.9%
Ansys*                                      32,850     $        871
                                                       --------------

Total Computer Aided Design                                     871
---------------------------------------------------------------------

Computer Services - 1.1%
IHS, Cl A*                                  12,680              583
Perot Systems, Cl A*                        32,630              556
                                                       --------------

Total Computer Services                                       1,139
---------------------------------------------------------------------

Computer Software - 0.3%
Blackbaud                                   11,850              262
                                                       --------------

Total Computer Software                                         262
---------------------------------------------------------------------

Computers-Integrated Systems - 1.0%
Micros Systems*                              9,515              518
NCI, Cl A*                                  27,760              465
                                                       ______________

Total Computers-Integrated Systems                              983
_____________________________________________________________________

Computers-Peripheral Equipment - 1.0%
Electronics for Imaging*                    23,440              662
Logitech International*                     12,555              331
                                                       --------------

Total Computers-Peripheral Equipment                            993
_____________________________________________________________________

Consulting Services - 1.9%
CRA International*                           8,425              406
LECG*                                       27,140              410
Maximus                                     15,230              661
Watson Wyatt Worldwide, Cl A                 9,770              493
                                                       ______________

Total Consulting Services                                     1,970
_____________________________________________________________________

Containers-Metal/Glass - 1.2%
Greif, Cl A                                 11,053              659
Silgan Holdings                             10,385              574
                                                       --------------

Total Containers-Metal/Glass                                  1,233
---------------------------------------------------------------------

Data Processing/Management - 1.6%
Acxiom                                      16,320              432
Broadridge Financial Solutions              25,945              496
Dun & Bradstreet                             5,170              532
Fair Isaac                                   5,040              202
                                                       --------------

Total Data Processing/Management                              1,662
_____________________________________________________________________

Dental Supplies & Equipment - 0.4%
Sirona Dental Systems*                      11,585              438
                                                       ______________

Total Dental Supplies & Equipment                               438
---------------------------------------------------------------------

Diagnostic Equipment - 0.5%
Gen-Probe*                                   4,795              290
Immucor*                                     7,940              222
                                                       ______________

Total Diagnostic Equipment                                      512
_____________________________________________________________________



---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Diagnostic Kits - 0.6%
Meridian Bioscience                             29,482       $        639
                                                             --------------

Total Diagnostic Kits                                                 639
---------------------------------------------------------------------------

Dialysis Centers - 0.5%
Dialysis Corp of America*                       45,746                474
                                                             ______________

Total Dialysis Centers                                                474
___________________________________________________________________________

Direct Marketing - 0.4%
Valuevision Media, Cl A*                        35,490                402
                                                             ______________

Total Direct Marketing                                                402
___________________________________________________________________________

Disposable Medical Products - 0.5%
C.R. Bard                                       6,115                 505
                                                             ______________

Total Disposable Medical Products                                     505
---------------------------------------------------------------------------

Distribution/Wholesale - 0.1%
Bell Microproducts*                             17,220                112
                                                             ______________

Total Distribution/Wholesale                                          112
---------------------------------------------------------------------------

Diversified Manufacturing Operations - 0.2%
Roper Industries                                4,030                 230
                                                             --------------

Total Diversified Manufacturing Operations                            230
___________________________________________________________________________

Diversified Operations - 0.4%
Walter Industries                               13,190                382
                                                             --------------

Total Diversified Operations                                          382
---------------------------------------------------------------------------
Electric Products-Miscellaneous - 0.3%
Ametek                                           7,897                313
                                                             ______________

Total Electric Products-Miscellaneous                                 313
___________________________________________________________________________

Electronic Components-Miscellaneous - 0.6%
Celestica*                                      97,250                608
                                                             ______________

Total Electronic Components-Miscellaneous                             608
___________________________________________________________________________

Electronic Components-Semiconductors - 3.9%
Diodes*                                         17,825                745
DSP Group*                                      53,250              1,090
Ikanos Communications*                          65,860                501
ON Semiconductor*                               50,315                540
Silicon Laboratories*                            9,170                317
SiRF Technology Holdings*                       11,040                229
Zoran*                                          25,350                508
                                                             ______________

Total Electronic Components-Semiconductors                          3,930
___________________________________________________________________________

Electronic Connectors - 0.9%
Amphenol, Cl A                                  24,400                870
                                                             --------------

Total Electronic Connectors                                           870
---------------------------------------------------------------------------

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Electronic Design Automation - 0.6%
Synplicity*                                 93,330     $        653
                                                       --------------

Total Electronic Design Automation                              653
---------------------------------------------------------------------

Electronic Measuring Instruments - 1.5%
Flir Systems*                                4,495              208
National Instruments                        17,215              561
Orbotech*                                   20,530              458
Trimble Navigation*                          8,300              267
                                                       --------------

Total Electronic Measuring Instruments                        1,494
_____________________________________________________________________

Electronics-Military - 0.6%
EDO                                         17,080              561
                                                       --------------

Total Electronics-Military                                      561
_____________________________________________________________________

Enterprise Software/Services - 0.9%
Lawson Software*                            44,240              437
Novell*                                     32,350              252
PROS Holdings*                              19,300              253
                                                       ______________

Total Enterprise Software/Services                              942
---------------------------------------------------------------------

Finance-Consumer Loans - 1.5%
Encore Capital Group*                       41,020              512
First Marblehead                            13,525              523
Nelnet, Cl A                                 8,670              212
Portfolio Recovery Associates                4,890              293
                                                       ______________

Total Finance-Consumer Loans                                  1,540
_____________________________________________________________________

Finance-Investment Banker/Broker - 0.3%
Cowen Group*                                19,300              346
                                                       ______________

Total Finance-Investment Banker/Broker                          346
_____________________________________________________________________

Finance-Other Services - 0.9%
Asset Acceptance Capital*                   54,455              964
                                                       ______________

Total Finance-Other Services                                    964
_____________________________________________________________________

Financial Guarantee Insurance - 1.8%
AMBAC Financial Group                        6,490              566
Ram Holdings*                               37,435              590
Security Capital Assurance                  22,615              698
                                                       --------------

Total Financial Guarantee Insurance                           1,854
---------------------------------------------------------------------

Food-Baking - 0.6%
Flowers Foods                               18,490              617
                                                       --------------

Total Food-Baking                                               617
---------------------------------------------------------------------

Health Care Cost Containment - 0.1%
Hooper Holmes*                              27,400               92
                                                       ______________

Total Health Care Cost Containment                               92
_____________________________________________________________________



---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Hotels & Motels - 0.3%
Lodgian*                                          22,890     $        344
                                                             --------------

Total Hotels & Motels                                                 344
---------------------------------------------------------------------------

Human Resources - 0.5%
Hudson Highland Group*                            21,380              457
                                                             ______________

Total Human Resources                                                 457
---------------------------------------------------------------------------

Industrial Audio & Video Products - 0.8%
Dolby Laboratories, Cl A*                         21,690              768
                                                             --------------

Total Industrial Audio & Video Products                               768
---------------------------------------------------------------------------

Industrial Automation/Robot - 0.5%
Cognex                                            21,225              478
                                                             --------------

Total Industrial Automation/Robot                                     478
___________________________________________________________________________

Instruments-Scientific - 0.8%
PerkinElmer                                       20,150              525
Varian*                                            4,950              272
                                                             --------------

Total Instruments-Scientific                                          797
___________________________________________________________________________

Internet Application Software - 0.6%
CryptoLogic                                       10,800              263
DealerTrack Holdings*                              9,040              333
                                                             --------------

Total Internet Application Software                                   596
---------------------------------------------------------------------------

Internet Content-Information/Networks - 0.2%
CNET Networks*                                    27,825              228
                                                             --------------

Total Internet Content-Information/Networks                           228
---------------------------------------------------------------------------

Internet Security - 0.1%
Ipass*                                            25,950              141
                                                             --------------

Total Internet Security                                               141
---------------------------------------------------------------------------

Investment Companies - 0.7%
KKR Financial Holdings                            29,800              742
                                                             ______________

Total Investment Companies                                            742
___________________________________________________________________________

Investment Management/Advisory Services - 2.0%
Affiliated Managers Group*                         9,855            1,269
AllianceBernstein Holding                          8,580              747
                                                             --------------

Total Investment Management/Advisory Services                       2,016
---------------------------------------------------------------------------

Lasers-Systems/Components - 1.2%
Electro Scientific Industries*                    33,330              694
Rofin-Sinar Technologies*                          8,250              569
                                                             --------------

Total Lasers-Systems/Components                                     1,263
---------------------------------------------------------------------------

Life/Health Insurance - 0.6%
StanCorp Financial Group                          12,515              657
                                                             --------------

Total Life/Health Insurance                                           657
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)



---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Medical Instruments - 2.2%
Cambridge Heart*                            29,670     $        128
Edwards Lifesciences*                       15,265              753
Natus Medical*                              42,370              675
Symmetry Medical*                           42,840              686
                                                       --------------

Total Medical Instruments                                     2,242
_____________________________________________________________________

Medical Products - 2.0%
Orthofix International*                     37,447            1,684
Syneron Medical*                            13,320              332
                                                       --------------

Total Medical Products                                        2,016
_____________________________________________________________________

Medical-Biomedical/Genetic - 1.3%
Barrier Therapeutics*                       16,131              105
Cambrex                                     17,100              227
Martek Biosciences*                         22,060              573
Orchid Cellmark*                            19,320               90
Qiagen*                                     20,885              371
                                                       ______________

Total Medical-Biomedical/Genetic                              1,366
_____________________________________________________________________

Medical-Drugs - 2.4%
Angiotech Pharmaceuticals*                 124,070              882
Aspreva Pharmaceuticals*                    20,160              349
Axcan Pharma*                               33,720              652
Valeant Pharmaceuticals                     30,390              507
                                                       ______________

Total Medical-Drugs                                           2,390
_____________________________________________________________________

Medical-Generic Drugs - 0.5%
Perrigo                                     25,225              494
                                                       ______________

Total Medical-Generic Drugs                                     494
---------------------------------------------------------------------

Metal Processors & Fabricators - 1.0%
Kaydon                                       8,945              466
Trimas*                                     44,920              543
                                                       ______________

Total Metal Processors & Fabricators                          1,009
---------------------------------------------------------------------

Miscellaneous Manufacturing - 0.6%
Reddy Ice Holdings                          21,375              610
                                                       ______________

Total Miscellaneous Manufacturing                               610
---------------------------------------------------------------------

Multimedia - 1.3%
Belo, Cl A                                  33,830              697
Entravision Communications, Cl A*           21,095              220
Gemstar-TV Guide International*             82,938              408
                                                       ______________

Total Multimedia                                              1,325
---------------------------------------------------------------------

Networking Products - 0.1%
Foundry Networks*                            7,800              130
                                                       ______________

Total Networking Products                                       130
---------------------------------------------------------------------



---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Non-Hazardous Waste Disposal - 0.4%
Waste Connections*                                14,130     $        427
                                                             ______________

Total Non-Hazardous Waste Disposal                                    427
---------------------------------------------------------------------------

Office Furnishings-Original - 0.5%
Steelcase, Cl A                                   25,905              479
                                                             --------------

Total Office Furnishings-Original                                     479
___________________________________________________________________________

Oil Companies-Exploration & Production - 1.4%
Goodrich Petroleum*                               10,560              366
Harvest Natural Resources*                        35,290              420
Stone Energy*                                     17,420              597
                                                             ______________

Total Oil Companies-Exploration & Production                        1,383
___________________________________________________________________________

Oil Field Machinery & Equipment - 0.8%
FMC Technologies*                                 10,645              843
                                                             --------------

Total Oil Field Machinery & Equipment                                 843
---------------------------------------------------------------------------

Oil-Field Services - 1.8%
Key Energy Services*                              32,710              606
Oceaneering International*                         6,110              322
Tetra Technologies*                               19,620              553
W-H Energy Services*                               5,900              365
                                                             --------------

Total Oil-Field Services                                            1,846
---------------------------------------------------------------------------

Paper & Related Products - 1.9%
Abitibi-Consolidated*                            326,910              961
Bowater                                           21,140              528
Neenah Paper                                      10,105              417
                                                             --------------

Total Paper & Related Products                                      1,906
___________________________________________________________________________

Power Conversion/Supply Equipment - 0.5%
Hubbell, Cl B                                      9,055              491
                                                             ______________

Total Power Conversion/Supply Equipment                               491
___________________________________________________________________________

Printing-Commercial - 0.6%
Consolidated Graphics*                             8,810              610
                                                             ______________

Total Printing-Commercial                                             610
___________________________________________________________________________

Property/Casualty Insurance - 2.5%
Arch Capital Group*                               15,365            1,115
CNA Surety*                                       31,490              595
RLI                                               14,635              819
                                                             ______________

Total Property/Casualty Insurance                                   2,529
___________________________________________________________________________

Publishing-Books - 0.9%
John Wiley & Sons, Cl A                           19,120              923
                                                             ______________

Total Publishing-Books                                                923
---------------------------------------------------------------------------

---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Publishing-Periodicals - 0.6%
Playboy Enterprises, Cl B*                  51,880     $        588
                                                       --------------

Total Publishing-Periodicals                                    588
---------------------------------------------------------------------

Radio - 0.7%
Radio One, Cl D*                            70,230              496
XM Satellite Radio Holdings, Cl A*          21,390              252
                                                       --------------

Total Radio                                                     748
---------------------------------------------------------------------

Reinsurance - 2.9%
Aspen Insurance Holdings                    25,480              715
Endurance Specialty Holdings                14,290              572
IPC Holdings                                 8,570              277
Montpelier Re Holdings                      37,730              700
Platinum Underwriters Holdings              19,630              682
                                                       ______________

Total Reinsurance                                             2,946
---------------------------------------------------------------------

REITs-Hotels - 0.3%
Ashford Hospitality Trust                   25,090              295
                                                       --------------

Total REITs-Hotels                                              295
---------------------------------------------------------------------

REITs-Office Property - 0.4%
American Financial Realty Trust             37,500              387
                                                       --------------

Total REITs-Office Property                                     387
_____________________________________________________________________

Rental Auto/Equipment - 0.9%
Avis Budget Group*                          17,695              503
H&E Equipment Services*                     14,700              408
                                                       --------------

Total Rental Auto/Equipment                                     911
---------------------------------------------------------------------

Resorts/Theme Parks - 1.2%
Vail Resorts*                               19,835            1,207
                                                       --------------

Total Resorts/Theme Parks                                     1,207
---------------------------------------------------------------------

Retail-Apparel/Shoe - 0.8%
Footstar                                    41,574              174
Kenneth Cole Productions, Cl A              20,030              495
Syms*                                        7,860              155
                                                       --------------

Total Retail-Apparel/Shoe                                       824
_____________________________________________________________________

Retail-Automobile - 0.5%
Group 1 Automotive                          13,440              542
                                                       --------------

Total Retail-Automobile                                         542
---------------------------------------------------------------------

Retail-Bookstore - 0.3%
Barnes & Noble                               8,110              312
                                                       ______________

Total Retail-Bookstore                                          312
_____________________________________________________________________

Retail-Office Supplies - 0.3%
School Specialty*                            9,435              334
                                                       --------------

Total Retail-Office Supplies                                    334
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Retail-Propane Distributors - 1.2%
Star Gas Partners L.P.*                          269,250     $      1,201
                                                             --------------

Total Retail-Propane Distributors                                   1,201
---------------------------------------------------------------------------

Retail-Video Rental - 0.2%
Blockbuster, CI A*                                43,670              188
                                                             ______________

Total Retail-Video Rental                                             188
___________________________________________________________________________

S&L/Thrifts-Eastern US - 0.4%
Brookline Bancorp                                 31,480              362
                                                             ______________

Total S&L/Thrifts-Eastern US                                          362
___________________________________________________________________________

Schools - 1.0%
Capella Education*                                 7,340              338
Learning Tree International*                      48,930              641
                                                             --------------

Total Schools                                                         979
___________________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.1%
ChipMOS TECHNOLOGIES*                             12,490               90
                                                             --------------

Total Semiconductor Components-Integrated
   Circuits                                                            90
---------------------------------------------------------------------------

Semiconductor Equipment - 1.4%
Brooks Automation*                                19,500              354
Cabot Microelectronics*                            7,080              251
MKS Instruments*                                  14,255              395
Ultratech*                                        27,860              371
                                                             ______________

Total Semiconductor Equipment                                       1,371
___________________________________________________________________________

Specified Purpose Acquisition - 0.2%
Marathon Acquisition*                             23,110              228
                                                             ______________

Total Specified Purpose Acquisition                                   228
___________________________________________________________________________

Steel Pipe & Tube - 0.2%
Mueller Water Products, Cl A                      13,590              232
                                                             ______________

Total Steel Pipe & Tube                                               232
---------------------------------------------------------------------------

Telecommunications Equipment - 2.2%
CommScope*                                        18,850            1,100
Plantronics                                       27,250              715
Tollgrade Communications*                         36,900              389
                                                             ______________

Total Telecommunications Equipment                                  2,204
___________________________________________________________________________

Telecommunications Services - 1.4%
Embarq                                             4,305              273
Mastec*                                           41,430              655
RCN                                               28,210              530
                                                             --------------

Total Telecommunications Services                                   1,458
---------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)



---------------------------------------------------------------------

Description                                 Shares      Value (000)
---------------------------------------------------------------------

Telephone-Integrated - 0.3%
IDT, Cl B                                   32,560     $        336
                                                       --------------

Total Telephone-Integrated                                      336
---------------------------------------------------------------------

Television - 0.2%
Sinclair Broadcast Group, Cl A              17,300              246
                                                       --------------

Total Television                                                246
---------------------------------------------------------------------

Transport-Air Freight - 0.3%
ABX Air*                                    34,660              279
                                                       --------------

Total Transport-Air Freight                                     279
_____________________________________________________________________

Transport-Equipment & Leasing - 1.0%
GATX                                         5,250              259
Genesis Lease ADR                           20,620              565
Greenbrier                                   4,940              149
                                                       ______________

Total Transport-Equipment & Leasing                             973
_____________________________________________________________________

Transport-Truck - 0.2%
Landstar Systems                             3,200              154
                                                       --------------

Total Transport-Truck                                           154
_____________________________________________________________________

Travel Services - 0.8%
Ambassadors Group                           21,815              775
                                                       ______________

Total Travel Services                                           775
_____________________________________________________________________

Veterinary Diagnostics - 0.2%
Animal Health International*                11,795              171
                                                       --------------

Total Veterinary Diagnostics                                    171
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares        Value (000)
---------------------------------------------------------------------------

Vitamins & Nutrition Products - 0.4%
Herbalife                                          9,200     $        365
                                                             --------------

Total Vitamins & Nutrition Products                                   365
---------------------------------------------------------------------------

Wire & Cable Products - 1.0%
General Cable*                                    12,785              968
                                                             --------------

Total Wire & Cable Products                                           968
                                                             --------------

Total Common Stock (Cost $83,410)                                  98,160
___________________________________________________________________________

Money Market Fund - 2.8%
Evergreen Select Money Market Fund,
   Institutional Class, 5.21% (A)              2,860,360            2,860
                                                             --------------

Total Money Market Fund (Cost $2,860)                               2,860
___________________________________________________________________________

Total Investments - 99.5% (Cost $86,270)                          101,020
---------------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.5%                              547
---------------------------------------------------------------------------

Total Net Assets - 100.0%                                    $    101,567
---------------------------------------------------------------------------


* Non-income producing security.
(A) - The rate reported is the 7-day effective yield as of June 30, 2007. ADR - American Depositary Receipt
Cl - Class
L.P. - Limited Partnership
REITs - Real Estate Investment Trusts
Ser - Series
S&L - Savings & Loan

Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                Old Mutual
                                                            Small Cap Portfolio
--------------------------------------------------------------------------------

Assets:
Investment Securities, at cost                                   $ 86,270
--------------------------------------------------------------------------------

Investment Securities, at value                                  $101,020
Cash                                                                   19
Receivable for Investments Sold                                     1,481
Dividends and Interest Receivable                                      65
Receivable from Investment Advisor                                     33
--------------------------------------------------------------------------------

     Total Assets                                                 102,618
--------------------------------------------------------------------------------

Liabilities:
Payable for Investments Purchased                                     894
Payable for Management Fees                                            92
Payable for Capital Shares Redeemed                                     5
Accrued Expenses                                                       60
--------------------------------------------------------------------------------

     Total Liabilities                                              1,051
--------------------------------------------------------------------------------

Net Assets                                                       $101,567
--------------------------------------------------------------------------------

Net Assets:
Paid-In Capital ($0.001 par value,
   unlimited authorization) based on 3,733,729
   oustanding shares of beneficial interest                      $ 66,344
Undistributed Net Investment Income                                   720
Accumulated Net Realized Gain on Investments                       19,753
Net Unrealized Appreciation on Investments                         14,750
--------------------------------------------------------------------------------

Net Assets                                                       $101,567
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share         $  27.20
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                 Old Mutual
                                                             Small Cap Portfolio
--------------------------------------------------------------------------------

Investment Income:
     Dividends                                                     $ 1,176
     Interest                                                           52
     Less: Foreign Taxes Withheld                                      (1)
--------------------------------------------------------------------------------

          Total Investment Income                                  $ 1,227
--------------------------------------------------------------------------------

Expenses:
     Management Fees                                                   550
     Trustees' Fees                                                     20
     Professional Fees                                                  57
     Printing Fees                                                      20
     Custodian Fees                                                     18
     Transfer Agent Fees                                                13
     Other Expenses                                                     19
--------------------------------------------------------------------------------

          Total Expenses                                               697
--------------------------------------------------------------------------------

Less:
     Waiver of Management Fees                                        (187)
--------------------------------------------------------------------------------

     Net Expenses                                                      510
--------------------------------------------------------------------------------

     Net Investment Income                                             717
--------------------------------------------------------------------------------

     Net Realized Gain from Security Transactions                    8,564
     Net Change in Unrealized Appreciation on Investments            3,065
--------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments                11,629
--------------------------------------------------------------------------------

     Increase in Net Assets Resulting from Operations              $12,346
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

--------------------------------------------------------------------------------------------------

                                                                                 Old Mutual
                                                                            Small Cap Portfolio
--------------------------------------------------------------------------------------------------

                                                                      1/1/07 to        1/1/06 to
                                                                       6/30/07          12/31/06
                                                                     (Unaudited)
--------------------------------------------------------------------------------------------------

Investment Activities:
     Net Investment Income (Loss)                                     $    717        $   (208)
     Net Realized Gain from Security Transactions                        8,564          12,634
     Net Change in Unrealized Appreciation on Investments                3,065           3,662
--------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations               12,346          16,088
--------------------------------------------------------------------------------------------------

Capital Share Transactions:
     Shares Issued                                                         241             197
     Shares Redeemed                                                   (11,569)        (31,114)
--------------------------------------------------------------------------------------------------

     Decrease in Net Assets Derived from Capital Shares Transactions   (11,328)        (30,917)
--------------------------------------------------------------------------------------------------

     Total Increase (Decrease) in Net Assets                             1,018         (14,829)
--------------------------------------------------------------------------------------------------

Net Assets:
     Beginning of Year                                                 100,549         115,378
--------------------------------------------------------------------------------------------------

     End of Year                                                      $101,567        $100,549
--------------------------------------------------------------------------------------------------

Undistributed Net Investment Income                                   $    720        $      3
--------------------------------------------------------------------------------------------------

Shares Issued and Redeemed:
     Shares Issued                                                           9               9
     Shares Redeemed                                                      (453)         (1,425)
--------------------------------------------------------------------------------------------------

     Net Decrease in Shares Outstanding                                   (444)         (1,416)
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31 AND FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)


                                  Net
          Net                 Realized and
         Asset       Net       Unrealized               Dividends   Distributions                     Net                 Net
         Value,   Investment     Gains         Total     from Net       from          Total       Asset Value,         Assets, End
       Beginning    Income      (Losses)       From     Investment     Capital    Dividends and       End       Total  of Period
       of Period    (Loss)    on Securities Operations    Income        Gains     Distributions    of Period    Return   (000)
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO

2007*     $24.07    $ 0.18 1    $ 2.95       $ 3.13       $ -           $ -           $ -          $ 27.20       13.00%+  $101,567
2006       20.62     (0.04) 1     3.49         3.45         -             -             -            24.07       16.73%    100,549
2005       20.32     (0.04) 1     0.34         0.30         -             -             -            20.62        1.48%    115,378
2004       17.49     (0.13) 1     2.96         2.83         -             -             -            20.32       16.18%    154,841
2003       12.58     (0.07) 1     4.98         4.91         -             -             -            17.49       39.03%    219,398
2002       18.57     (0.10)      (5.66)       (5.76)        -         (0.23)        (0.23)           12.58      (31.11)%   244,139
------------------------------------------------------------------------------------------------------------------------------------



                      Ratio
                   of Expenses
                    to Average       Ratio
                    Net Assets       of Net
          Ratio     (Excluding     Investment
       of Expenses  Waivers and    Income (Loss)   Portfolio
       to Average     Expense       to Average     Turnover
       Net Assets   Reduction)      Net Assets       Rate
--------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO

2007*     1.02%**      1.39%**         1.44%**      52.13%+
2006      1.02%        1.30%          (0.20)%      163.05%
2005      1.20%        1.28%          (0.18)%       58.30%
2004      1.20%        1.25%          (0.77)%       80.68%
2003      1.20%        1.24%          (0.48)%      125.35%
2002      1.20%        1.22%          (0.52)%      158.64%
--------------------------------------------------------------

* For the six-month period ended June 30, 2007.

** Ratios for periods less than one year have been annualized.

+ Total return and portfolio turnover rate are for the period indicated and have not been annualized.

1 Per share calculations were performed using the average shares for the period.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (UNAUDITED)


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Small Cap Portfolio (the "Small Cap Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Small Cap Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Growth II
Portfolio,  the Old  Mutual  Small  Cap  Growth  Portfolio,  and the Old  Mutual
Columbus Circle Technology and Communications Portfolio, (each a "Portfolio" and, collectively, the "Portfolios").

The Small Cap Portfolio is classified as a diversified management investment company. The financial statements for the Small Cap Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2007, 92% of the outstanding shares of the Small Cap Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Small Cap Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

AS OF JUNE 30, 2007 (UNAUDITED)

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Small Cap Portfolio had no outstanding futures contracts as of June 30, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Small Cap Portfolio had no outstanding options contracts as of June 30, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as the investment advisor to each Portfolio, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Trust's previous advisor, subject to shareholder approval of a management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is, in turn, a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as set forth in the table below. The Management Fee paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio to the former advisor.



                                                              Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio      1.10%         1.05%         1.00%         0.95%         0.90%         0.85%         0.80%


Expense Limitation Agreement - In the interest of limiting expenses of the Small Cap Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Small Cap Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Small Cap Portfolio to the extent necessary to limit the total annual operating expenses to no more than 1.02% of the Small Cap Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Small Cap Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Small Cap Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Small Cap Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Small Cap Portfolio to exceed 1.02%. Consequently, no reimbursement by the Small Cap Portfolio will be made unless: (i) the Small Cap Portfolio's assets exceed $75 million; (ii) the Small Cap Portfolio's total annual operating expense ratio is less than 1.02%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At June 30, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Small Cap Portfolio for which the Advisor may seek reimbursement was $297,249 (expiring December 31, 2009) and $186,549 (expiring December 31, 2010).

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Small Cap Portfolio, and the Advisor entered into interim sub-advisory agreements with Liberty Ridge and Eagle Asset Management, Inc. to provide co-sub-advisory services to the Small Cap Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Small Cap Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee for each sub-advisor is calculated as follows:

                                    $0 to         $300 million  $500 million  $750 million $1.0 billion   $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio      0.75%         0.70%          0.65%         0.60%         0.55%         0.50%         0.45%

AS OF JUNE 30, 2007 (UNAUDITED)

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. Pursuant to the provisions of the Sub-Administrative Agreement, written notice has been provided to the Sub-Administrator of the intent to terminate the Sub-Administrative Agreement, effective as of December 31, 2007.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios. Pursuant to the provisions of the Mutual Fund Custody Agreement (the "Custody Agreement") with U.S. Bank, N.A., the Trust has provided written notice to U.S. Bank, N.A. of its intention to terminate the Custody Agreement, effective as of November 2, 2007. The Board has approved the appointment of the Bank of New York Mellon to serve as custodian, following termination of the Custody Agreement with U.S. Bank, N.A.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Small Cap Portfolio for the six month period ended June 30, 2007, were $50,697,783 and $62,616,189, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The Small Cap Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, and reclassification of long-term capital gain distributions on Real Estate Investment Trust Securities, were reclassified to/from the following accounts:

                     Increase
                Undistributed Net               Decrease Accumulated
             Investment Income (000)           Net Realized Gain (000)
--------------------------------------------------------------------------------
                       $211                            $(211)
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the components of distributable earnings were as follows (000):
--------------------------------------------------------------------------------
     Undistributed Ordinary Income                                     $ 4,236
     Undistributed Long-Term Capital Gain                                7,830
     Post October Losses                                                  (118)
     Unrealized Appreciation                                            10,929
--------------------------------------------------------------------------------
                                                                       $22,877
--------------------------------------------------------------------------------

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Small Cap Portfolio utilized $1,030 (000) of capital loss carryforwards to offset net realized capital gains.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through December 31, 2006, that, in accordance with Federal income tax regulations, the Portfolio may elect to defer and treat as having arisen in the following year.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Small Cap Portfolio for federal income tax purposes at June 30, 2007 were as follows:

                                                                               Net
             Federal           Unrealized             Unrealized             Unrealized
          Tax Cost (000)    Appreciation (000)     Depreciation (000)     Appreciation (000)
---------------------------------------------------------------------------------------------
             $86,270             $16,987               $(2,237)               $14,750


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Small Cap Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Small Cap Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisors may misgauge that worth.

Small and Mid-Size Company Risk - The Small Cap Portfolio invests in small and mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Small Cap Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Small Cap Portfolio may overweight specific industries within certain sectors, which may cause the Small Cap Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Small Cap Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JUNE 30, 2007 (UNAUDITED)

In the normal course of business, the Small Cap Portfolio enters into various contracts that provide for general indemnifications. The Small Cap Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Small Cap Portfolio. However, based on experience, the Small Cap Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2007.

8. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust's Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Portfolio's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Small Cap Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - June 30, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Small Cap Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Small Cap Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Small Cap Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Small Cap Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Small Cap Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                      Annualized          Expenses
                                    Beginning               Ending                     Expense              Paid
                                     Account                Account                     Ratios             During
                                      Value                  Value                   For the Six-         Six-Month
                                     1/1/07                 6/30/07                  Month Period          Period*
----------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio
----------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return        $1,000.00             $1,130.00                      1.02%              $5.39
     Hypothetical 5% Return          1,000.00              1,019.74                      1.02%               5.11
----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Small Cap Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[OLD MUTUAL INSURANCE SERIES FUND LOGO]



CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND


BY TELEPHONE

     888-772-2888

BY MAIL

     Old Mutual Insurance Series Fund
     P.O. Box 219534
     Kansas City, MO 64121-9534

IN PERSON

     4643 South Ulster Street, Suite 600
     Denver, CO 80237

ON THE INTERNET

     oldmutualfunds.com




This semi-annual report is intended for the general information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888-772-2888 toll-free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-111 07/2007

[OLD MUTUAL INSURANCE SERIES FUND LOGO]


Old Mutual Small Cap Growth Portfolio











SEMI-ANNUAL REPORT                              June 30, 2007



TABLE OF CONTENTS


About This Report                                    2

Message to Shareholders                              4

Management Overview                                  6

Schedule of Investments                              9

Statement of Assets & Liabilities                   12

Statement of Operations                             13

Statement of Changes in Net Assets                  14

Financial Highlights                                15

Notes to Financial Statements                       16

Proxy Voting and Portfolio Holdings                 23

Portfolio Expenses Example                          24

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of June 30, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of June 30, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell 2000(R) Growth Index

The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

S&P MidCap 400/Citigroup Growth and Value Index

The S&P MidCap  400/Citigroup  Growth and Value Index (introduced in the fall of
2005) employs a multi-factor methodology to calculate growth and value in separate dimensions. Style scores are calculated taking standardized measures of growth and value factors for each constituent. Combined, the growth and value index is exhaustive, containing the full market capitalization of the S&P MidCap 400.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am happy to report that your investment in the Old Mutual Insurance Series Fund posted positive returns for the six-month period ended June 30, 2007. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

Your Portfolio's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario -- an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors.

As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 11.98%, and the S&P MidCap 400/Citigroup Value Index advanced 10.38% for the six-month period ended June 30, 2007. Mid-cap stocks outperformed the small-cap growth category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 6.45% and 6.96%, respectively.

The six months also ended, however, with investor enthusiasm tempered by two caution flags - the strengthening world economy has raised concerns about increased inflation, and a softening U.S. housing market has placed downward price pressure on securities linked to home mortgages.

Still, the S&P 500 Index, which hadn't seen a record close since March 2000, broke through to new highs in May and finished the period in firmly positive territory. Fixed-income investments generally finished the semi-annual period in slightly positive territory.

In addition to delivering attractive Portfolio performance for the period, we also saw two exciting new developments at Old Mutual unfold: We strengthened our management team, adding a new affiliated sub-advisor, and we undertook a comprehensive renovation of our shareholder Web site. On June 19, 2007, shareholders of the Old Mutual Large Cap Growth Portfolio and Old Mutual Large Cap Growth Concentrated Portfolio approved a new investment sub-advisory agreement with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield had been serving as an interim investment sub-advisor to the Portfolios since February 10, 2007. Based in San Francisco, the firm has distinguished itself for more than 30 years by its disciplined approach to large-cap growth equity management.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund


Mr. Sluyters joined Old Mutual in September 2006 as President of the Old Mutual Insurance Series Fund. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

                     This page is intentionally left blank.

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

Sub-Advisor: Copper Rock Capital Partners, LLC


Performance Highlights



o For the six-month period ended June 30, 2007, the Old Mutual Small Cap Growth Portfolio outperformed its benchmark, the Russell 2000(R) Growth
     Index. The Portfolio returned 14.90% compared to the 9.33% return of the Russell 2000(R) Growth Index.

o    Stock  selection   within  the  information   technology,   financials  and
     telecommunication services sectors contributed to performance.

o Stock selection in the health care and consumer staples sectors and an underweight relative to the benchmark in the industrials sector detracted from performance during the period.

o CommScope, B/E Aerospace and Dresser-Rand Group were among the top absolute contributors to performance, while STEC (no longer a Portfolio holding), Rackable Systems (no longer a Portfolio holding) and PeopleSupport (no longer a Portfolio holding) were among the top detractors.


Q.   How did the Portfolio perform relative to its benchmark?

A. For the six-month period ended June 30, 2007, the Old Mutual Small Cap Growth Portfolio (the "Portfolio") outperformed its benchmark, the Russell 2000(R) Growth Index. The Portfolio returned 14.90% compared to the 9.33% return of the Russell 2000(R) Growth Index.

Q. What investment environment did the Portfolio face during the past six months?

A. U.S. equity markets gained stability during the second quarter of 2007, after experiencing significant volatility in February and early March. In 2006, value stocks outperformed growth companies, but this trend started to shift in the first quarter of 2007. During the second quarter, faster growing companies solidified their leadership over value stocks and slower growing companies and were the clear winners in the small-cap sector.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Merger and acquisition activity was a significant driver for small-cap stock performance during the period. Smaller companies had ample access to capital, as banks continued to make loans and market liquidity remained high. Despite these positive signs, Copper Rock Capital Partners, LLC ("Copper Rock") notes the economy appears to be entering a mid-cycle slowdown. The Federal Reserve ("Fed") left the fed funds rate unchanged at 5.25% at its June meeting, which aided the stock market rally during the period. While energy prices continued to fluctuate, Copper Rock points out that these fluctuations did not have a significant impact on the Portfolio as the sub-advisor had already reduced its exposure to areas impacted by such price sensitivity, including retail and restaurants. This volatility impacted some areas of the market; but overall energy prices had little impact on Copper Rock's search for solid growth companies during the semi-annual period.

Q.   How did composition affect Portfolio performance?

A. Stock selection within the information technology, financials and telecommunication services sectors contributed to performance. On the other hand, stock selection in the health care and consumer staples sectors and an underweight relative to the benchmark in the industrials sector detracted from performance during the period.

     At the individual stock level, CommScope, B/E Aerospace and Dresser-Rand Group were among the top absolute contributors to performance, while STEC (no longer a Portfolio holding), Rackable Systems (no longer a Portfolio holding) and PeopleSupport (no longer a Portfolio holding) were among the top detractors. Commscope, a leader in cabling and connectivity solutions, continued to experience tremendous growth from increased demand for broadband delivery and video over the Internet. The firm is finally operating in an environment with the ability to raise prices due to high product demand. B/E Aerospace manufactures and retrofits cabin interiors for commercial passenger aircraft and business jets. The company continued to gain market share in all major product segments and has improved its leadership by acquiring premier companies, improving its operations and constantly innovating in an environment where demand from China, India and Europe is creating a very long cycle. Dresser-Rand Group engages in the design, manufacture and marketing of rotating equipment solutions to the oil, gas, petrochemical and process industries worldwide. The company has reacted favorably to news surrounding a global energy infrastructure build-out. Detracting from performance was STEC, a manufacturer of custom memory solutions based on flash memory, and Dynamic Random Access Memory ("DRAM") technologies. The company forecasted weaker than expected second-quarter earnings and sales, due to falling prices of its Flash and DRAM components. These prices were down considerably, and one of the firm's customers still has excess inventory. Rackable Systems is a provider of server and storage products for large scale-out data center deployments. The company announced that it would miss fourth-quarter earnings, and Copper Rock exited the stock based on


Small Cap Growth Portfolio
     this fundamental disappointment. PeopleSupport provides offshore business process outsourcing services, primarily to U.S.-based clients, from facilities in the Philippines. The company lowered its full-year revenue forecast, due to the loss of a large contract. Copper Rock began exiting the stock on this news. Additionally, the position had been trimmed as there was some slight decline in value after the company had pegged its currency to the Philippine peso.

Q.   What is the investment outlook for the small-cap growth market?

A. Though it seems the Federal Reserve's interest rate hikes have come to a near-term end, a Fed rate cut is probably not imminent in Copper Rock's view. The sub-advisor still looks for a possible rate reduction in 2008.

     While some pundits have called for small-cap stocks to underperform large-cap stocks, a mid-cycle economic slowdown is actually a time when smaller growth companies should garner attention. Investors seeking growth have historically turned to small- and mid-cap areas because that is where the faster growth is. Overall, Copper Rock believes the small-cap stock universe appears strong. Copper Rock does not believe small- and mid-cap valuations are overextended and notes that an array of good quality small-cap growth companies have either recently gone public or are poised to shine. As long as there is no significant increase in capital costs for small businesses, the backdrop should remain favorable small-cap growth in Copper Rock's view.

     The Portfolio currently has an overweight position in technology and telecommunication services as Copper Rock continues to find attractive, faster growing companies capitalizing on growing opportunities in the broadband, cabling and semiconductor areas. Also, the Portfolio maintains an overweight position in the energy sector relative the benchmark. Copper Rock remains optimistic about its holdings in the health care sector, but continues to have a slight underweight versus the benchmark overall. Though performance catalysts for some of the sub-advisor's health care holdings may take a couple of quarters to play out, Copper Rock believes that ultimately potential drivers such as research results will be favorable.


Top Ten Holdings
as of June 30, 2007
(Unaudited)

iShares Russell 2000 Growth
Index Fund                           4.8%
--------------------------------------------
B/E Aerospace                        3.0%
--------------------------------------------
Affiliated Managers Group            2.9%
--------------------------------------------
Pinnacle Entertainment               2.8%
--------------------------------------------
DealerTrack Holdings                 2.6%
--------------------------------------------
Dresser-Rand Group                   2.3%
--------------------------------------------
Psychiatric Solutions                2.0%
--------------------------------------------
Conceptus                            2.0%
--------------------------------------------
Perficient                           1.9%
--------------------------------------------
Itron                                1.7%
--------------------------------------------
As a % of Total
Portfolio Investments               26.0%
--------------------------------------------


                                                      Small Cap Growth Portfolio

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Return as of June 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Six       One      Annualized    Annualized    Annualized
                                                          Inception    Month      Year       3 Year        5 Year      Inception
                                                            Date       Return    Return      Return        Return       to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Growth Portfolio                     04/30/01     14.90%    21.75%      10.67%        10.22%         0.65%
Russell 2000(R) Growth Index                              04/30/01      9.33%    16.83%      11.76%        13.08%         6.30%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 2.46% and 1.07%, respectively.


Value of a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                      4/30/01  Dec 01  Dec 02   Dec 03  Dec 04   Dec 05   Dec 06   Jun 07
Old Mutual Small Cap Growth Portfolio                 $10,000  $8,491  $5,121   $8,021  $8,061   $8,422   $9,062   $10,412
Russell 2000 Growth Index                             $10,000  $9,537  $6,651   $9,880  $11,294  $11,762  $13,333  $14,577

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 2001 to an investment made in an unmanaged securities index on that date. The
Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of June 30, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------

[PIE GRAPH]

Money Market Fund               3%
Investment Company              5%
Consumer Discretionary         11%
Consumer Staples                1%
Energy                          7%
Financials                      6%
Health Care                    16%
Industrials                    12%
Information Technology         37%
Telecommunication Services      2%

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)



---------------------------------------------------------------------

Description                                 Shares         Value
---------------------------------------------------------------------

Common Stock - 91.9%
Aerospace/Defense-Equipment - 3.0%
B/E Aerospace*                               2,355     $     97,261
                                                       --------------

Total Aerospace/Defense-Equipment                            97,261
---------------------------------------------------------------------

Applications Software - 1.3%
Nuance Communications*                       1,435           24,007
Visual Sciences*                             1,310           20,266
                                                       ______________

Total Applications Software                                  44,273
_____________________________________________________________________

Audio/Video Products - 0.5%
DTS*                                           750           16,328
                                                       ______________

Total Audio/Video Products                                   16,328
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.8%
Amerigon*                                    1,410           25,366
                                                       --------------

Total Auto/Truck Parts & Equipment-Original                  25,366
---------------------------------------------------------------------

Batteries/Battery Systems - 1.1%
Energy Conversion Devices*                   1,195           36,830
                                                       --------------

Total Batteries/Battery Systems                              36,830
---------------------------------------------------------------------

Commercial Banks-Eastern US - 1.4%
Signature Bank*                              1,315           44,842
                                                       --------------

Total Commercial Banks-Eastern US                            44,842
---------------------------------------------------------------------

Commercial Banks-Western US - 0.5%
Community Bancorp*                             572           16,005
                                                       ______________

Total Commercial Banks-Western US                            16,005
_____________________________________________________________________

Commercial Services - 0.7%
ExlService Holdings*                         1,261           23,631
                                                       ______________

Total Commercial Services                                    23,631
_____________________________________________________________________

Computer Services - 0.7%
Syntel                                         732           22,245
                                                       ______________

Total Computer Services                                      22,245
_____________________________________________________________________

Computer Software - 2.7%
Double-Take Software*                        2,406           39,482
Omniture*                                    2,130           48,820
                                                       ______________

Total Computer Software                                      88,302
---------------------------------------------------------------------

Computers-Integrated Systems - 0.5%
Riverbed Technology*                           375           16,433
                                                       ______________

Total Computers-Integrated Systems                           16,433
---------------------------------------------------------------------

Consulting Services - 3.1%
Advisory Board*                                770           42,781
FTI Consulting*                                749           28,485
Huron Consulting Group*                        408           29,788
                                                       --------------

Total Consulting Services                                   101,054
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares            Value
---------------------------------------------------------------------------

Data Processing/Management - 1.2%
Commvault Systems*                                 2,305      $   39,807
                                                              _____________

Total Data Processing/Management                                  39,807
___________________________________________________________________________

Diagnostic Kits - 0.8%
Quidel*                                            1,434          25,181
                                                              _____________

Total Diagnostic Kits                                             25,181
---------------------------------------------------------------------------

E-Commerce/Products - 0.7%
Blue Nile*                                           385          23,254
                                                              _____________

Total E-Commerce/Products                                         23,254
---------------------------------------------------------------------------

E-Services/Consulting - 2.5%
GSI Commerce*                                        820          18,622
Perficient*                                        3,018          62,473
                                                              _____________

Total E-Services/Consulting                                       81,095
___________________________________________________________________________

Educational Software - 1.5%
Blackboard*                                        1,145          48,227
                                                              _____________

Total Educational Software                                        48,227
___________________________________________________________________________

Electronic Components-Semiconductors - 1.7%
Netlogic Microsystems*                             1,230          39,163
Volterra Semiconductor*                            1,135          16,117
                                                              -------------

Total Electronic Components-Semiconductors                        55,280
---------------------------------------------------------------------------

Electronic Design Automation - 2.1%
Comtech Group*                                     2,665          43,999
Magma Design Automation*                           1,840          25,834
                                                              -------------

Total Electronic Design Automation                                69,833
---------------------------------------------------------------------------

Electronic Measuring Instruments - 1.7%
Itron*                                               730          56,896
                                                              -------------

Total Electronic Measuring Instruments                            56,896
---------------------------------------------------------------------------

Energy-Alternate Sources - 0.6%
Evergreen Solar*                                   2,125          19,763
                                                              -------------

Total Energy-Alternate Sources                                    19,763
---------------------------------------------------------------------------

Enterprise Software/Services - 2.5%
Concur Technologies*                               1,219          27,854
Taleo, Cl A*                                         727          16,379
Ultimate Software Group*                           1,280          37,031
                                                              _____________

Total Enterprise Software/Services                                81,264
___________________________________________________________________________

Entertainment Software - 1.3%
THQ*                                               1,365          41,660
                                                              _____________

Total Entertainment Software                                      41,660
___________________________________________________________________________

Finance-Other Services - 0.9%
GFI Group*                                           405          29,354
                                                              -------------

Total Finance-Other Services                                      29,354
---------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2007 (UNAUDITED)




---------------------------------------------------------------------

Description                                 Shares         Value
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.7%
SunOpta*                                     2,155     $     24,028
                                                       ______________

Total Food-Miscellaneous/Diversified                         24,028
---------------------------------------------------------------------

Gambling (Non-Hotel) - 2.8%
Pinnacle Entertainment*                      3,257           91,685
                                                       ______________

Total Gambling (Non-Hotel)                                   91,685
---------------------------------------------------------------------

Human Resources - 0.8%
Kenexa*                                        740           27,905
                                                       ______________

Total Human Resources                                        27,905
---------------------------------------------------------------------

Import/Export - 0.3%
Castle Brands*                               1,709            9,570
                                                       ______________

Total Import/Export                                           9,570
---------------------------------------------------------------------

Industrial Audio & Video Products - 0.7%
SRS Labs*                                    2,299           22,415
                                                       ______________

Total Industrial Audio & Video Products                      22,415
_____________________________________________________________________

Internet Application Software - 3.1%
DealerTrack Holdings*                        2,305           84,916
Vocus*                                         664           16,673
                                                       --------------

Total Internet Application Software                         101,589
_____________________________________________________________________

Internet Financial Services - 2.3%
Authorize.Net Holdings*                      2,185           39,090
Online Resources*                            3,335           36,618
                                                       --------------

Total Internet Financial Services                            75,708
_____________________________________________________________________

Internet Infrastructure Software - 1.0%
Opsware*                                     3,458           32,886
                                                       ______________

Total Internet Infrastructure Software                       32,886
_____________________________________________________________________

Investment Management/Advisory Services - 2.9%
Affiliated Managers Group*                     735           94,639
                                                       ______________

Total Investment Management/Advisory Service                 94,639
_____________________________________________________________________

Medical Imaging Systems - 1.0%
IRIS International*                          1,014           17,076
Vital Images*                                  573           15,562
                                                       --------------

Total Medical Imaging Systems                                32,638
_____________________________________________________________________

Medical Instruments - 3.6%
Abaxis*                                      1,203           25,095
Conceptus*                                   3,415           66,148
Micrus Endovascular*                         1,146           28,192
                                                       ______________

Total Medical Instruments                                   119,435
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.3%
Keryx Biopharmaceuticals*                    2,645           25,842
Lifecell*                                    1,660           50,696
                                                       --------------

Total Medical-Biomedical/Genetic                             76,538
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares            Value
---------------------------------------------------------------------------

Medical-Drugs - 2.2%
Indevus Pharmaceuticals*                         3,545       $     23,858
Medicis Pharmaceutical, Cl A                       710             21,683
Santarus*                                        5,339             27,603
                                                             ______________

Total Medical-Drugs                                                73,144
___________________________________________________________________________

Medical-Nursing Homes - 0.7%
Skilled Healthcare Group, Cl A*                  1,485             23,032
                                                             ______________

Total Medical-Nursing Homes                                        23,032
___________________________________________________________________________

Medical-Outpatient/Home Medical - 1.3%
Radiation Therapy Services*                      1,676             44,146
                                                             ______________

Total Medical-Outpatient/Home Medical                              44,146
___________________________________________________________________________

Metal Processors & Fabricators - 1.6%
Ladish*                                          1,197             51,471
                                                             ______________

Total Metal Processors & Fabricators                               51,471
___________________________________________________________________________

Networking Products - 2.2%
Atheros Communications*                            840             25,906
Starent Networks*                                  280              4,116
Switch and Data*                                 2,166             41,565
                                                             --------------

Total Networking Products                                          71,587
___________________________________________________________________________

Oil Companies-Exploration & Production - 3.2%
Arena Resources*                                   575             33,413
ATP Oil & Gas*                                     850             41,344
Parallel Petroleum*                              1,345             29,456
                                                             ______________

Total Oil Companies-Exploration & Production                      104,213
---------------------------------------------------------------------------

Oil Field Machinery & Equipment - 3.0%
Dresser-Rand Group*                              1,910             75,445
T-3 Energy Services*                               725             24,251
                                                             ______________

Total Oil Field Machinery & Equipment                              99,696
---------------------------------------------------------------------------

Oil-Field Services - 1.0%
W-H Energy Services*                               535             33,122
                                                               ____________

Total Oil-Field Services                                           33,122
---------------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 2.0%
Psychiatric Solutions*                           1,851             67,117
                                                             ______________

Total Physical Therapy/Rehabilitation Centers                      67,117
---------------------------------------------------------------------------

Retail-Discount - 1.1%
Citi Trends*                                       973             36,935
                                                             --------------

Total Retail-Discount                                              36,935
___________________________________________________________________________

Retail-Restaurants - 0.4%
BJ's Restaurants*                                  730             14,410
                                                             ______________

Total Retail-Restaurants                                           14,410
___________________________________________________________________________

---------------------------------------------------------------------

Description                                 Shares          Value
---------------------------------------------------------------------

Retail-Sporting Goods - 1.3%
Hibbet Sports*                                 764     $     20,918
Zumiez*                                        624           23,575
                                                       --------------

Total Retail-Sporting Goods                                  44,493
---------------------------------------------------------------------

Schools - 3.0%
Capella Education*                           1,040           47,871
Strayer Education                              395           52,026
                                                       --------------

Total Schools                                                99,897
---------------------------------------------------------------------

Semiconductor Equipment - 1.5%
Tessera Technologies*                        1,225           49,674
                                                       ______________

Total Semiconductor Equipment                                49,674
_____________________________________________________________________

Telecommunications Equipment - 1.5%
CommScope*                                     483           28,183
OpNext*                                      1,496           19,807
                                                       ______________

Total Telecommunications Equipment                           47,990
---------------------------------------------------------------------

Telecommunications Services - 4.1%
Cbeyond*                                       749           28,844
Orbcomm*                                     3,075           50,461
Time Warner Telecom, Cl A*                   2,735           54,973
                                                       --------------

Total Telecommunications Services                           134,278
---------------------------------------------------------------------

Therapeutics - 1.3%
Theravance*                                  1,310           41,920
                                                       --------------

Total Therapeutics                                           41,920
---------------------------------------------------------------------

Transactional Software - 2.6%
Innerworkings*                               3,155           50,543
VeriFone Holdings*                             983           34,651
                                                       --------------

Total Transactional Software                                 85,194
---------------------------------------------------------------------

Web Hosting/Design - 1.2%
Equinix*                                       450           41,162
                                                       --------------

Total Web Hosting/Design                                     41,162
---------------------------------------------------------------------

Wireless Equipment - 1.0%
Novatel Wireless*                            1,300           33,826
                                                       --------------

Total Wireless Equipment                                     33,826
---------------------------------------------------------------------

Wound, Burn & Skin Care - 0.4%
Obagi Medical Products*                        824           14,601
                                                       --------------

Total Wound, Burn & Skin Care                                14,601
                                                       --------------

Total Common Stock (Cost $2,544,576)                      3,025,128
---------------------------------------------------------------------


---------------------------------------------------------------------------

Description                                     Shares            Value
---------------------------------------------------------------------------

Investment Company - 4.8%
iShares Russell 2000 Growth Index Fund             1,850     $      158,693
                                                             ______________

Total Investment Company (Cost $156,362)                            158,693
___________________________________________________________________________

Money Market Fund - 3.3%
Evergreen Select Money Market Fund,
Institutional Class, 5.21% (A)                   108,557            108,557
                                                             ______________

Total Money Market Fund (Cost $108,557)                             108,557
___________________________________________________________________________

Total Investments - 100.0% (Cost $2,809,495)                      3,292,378
___________________________________________________________________________

Other Assets and Liabilities, Net - 0.0%                                479
---------------------------------------------------------------------------

Total Net Assets - 100.0%                                    $    3,292,857
---------------------------------------------------------------------------


* Non-income producing security.
(A) - The rate reported is the 7-day effective yield as of June 30, 2007. Cl - Class


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES
AS OF JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                            Old Mutual
                                                     Small Cap Growth Portfolio
--------------------------------------------------------------------------------

Assets:
Investment Securities, at cost                              $ 2,809,495
--------------------------------------------------------------------------------

Investment Securities, at value                             $ 3,292,378
Receivable for Investments Sold                                 121,575
Receivable from Investment Advisor                                4,427
Dividends and Interest Receivable                                   630
--------------------------------------------------------------------------------

     Total Assets                                             3,419,010
--------------------------------------------------------------------------------

Liabilities:
Payable for Investments Purchased                                69,189
Payable to Custodian                                             32,087
Payable for Capital Shares Redeemed                               4,146
Payable for Management Fees                                       2,545
Payable for Trustees' fees                                            9
Accrued Expenses                                                 18,177
--------------------------------------------------------------------------------

     Total Liabilities                                          126,153
--------------------------------------------------------------------------------

Net Assets                                                  $ 3,292,857
--------------------------------------------------------------------------------

Net Assets:
Paid-In Capital ($0.001 par value,
   unlimited authorization) based on 316,253
   oustanding shares of beneficial interest                 $ 4,182,154
Accumulated Net Investment Loss                                 (14,332)
Accumulated Net Realized Loss on Investments                 (1,357,848)
Net Unrealized Appreciation on Investments                      482,883
--------------------------------------------------------------------------------

Net Assets                                                  $ 3,292,857
--------------------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price Per Share    $     10.41
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

--------------------------------------------------------------------------------

                                                              Old Mutual
                                                      Small Cap Growth Portfolio
--------------------------------------------------------------------------------

Investment Income:
     Dividends                                                      $  1,608
     Interest                                                            706
--------------------------------------------------------------------------------

          Total Investment Income                                      2,314
--------------------------------------------------------------------------------

Expenses:
     Management Fees                                                  14,780
     Trustees' Fees                                                      607
     Transfer Agent Fees                                              13,070
     Custodian Fees                                                    6,357
     Printing Fees                                                     4,242
     Professional Fees                                                 1,771
     Other Expenses                                                      895
--------------------------------------------------------------------------------

          Total Expenses                                              41,722
--------------------------------------------------------------------------------

Less:
     Waiver of Management Fees                                       (14,780)
     Reimbursement of Other Expenses
     by Investment Advisor (10,296)
--------------------------------------------------------------------------------

          Net Expenses                                                16,646
--------------------------------------------------------------------------------

     Net Investment Loss                                             (14,332)
--------------------------------------------------------------------------------

     Net Realized Gain from Security Transactions                    357,885
     Net Change in Unrealized Appreciation on Investments             97,461
--------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments                 455,346
--------------------------------------------------------------------------------

     Increase in Net Assets Resulting from Operations               $441,014
--------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------

                                                                                          Old Mutual
                                                                                  Small Cap Growth Portfolio
--------------------------------------------------------------------------------------------------------------

                                                                                 1/1/07 to
                                                                                  6/30/07       1/1/06 to
                                                                                (Unaudited)      12/31/06
--------------------------------------------------------------------------------------------------------------

Investment Activities:
     Net Investment Loss                                                       $  (14,332)     $  (26,615)
     Net Realized Gain from Security Transactions                                 357,885         991,159
     Net Change in Unrealized Appreciation (Depreciation) on Investments           97,461        (733,957)
--------------------------------------------------------------------------------------------------------------

     Net Increase in Net Assets Resulting from Operations                         441,014         230,587
--------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
     Shares Issued                                                                189,911         296,034
     Shares Redeemed                                                             (382,373)       (780,619)
--------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets Derived from Capital Shares Transactions             (192,462)       (484,585)
--------------------------------------------------------------------------------------------------------------

     Total Increase (Decrease) in Net Assets                                      248,552        (253,998)
--------------------------------------------------------------------------------------------------------------

Net Assets:
     Beginning of Period                                                        3,044,305       3,298,303
--------------------------------------------------------------------------------------------------------------

     End of Period                                                             $3,292,857      $3,044,305
--------------------------------------------------------------------------------------------------------------

Accumulated Net Investment Loss                                                $  (14,332)     $        -
--------------------------------------------------------------------------------------------------------------

Shares Issued and Redeemed:
     Shares Issued                                                                 19,632          34,054
     Shares Redeemed                                                              (39,254)        (90,095)
--------------------------------------------------------------------------------------------------------------

     Net Decrease in Shares Outstanding                                           (19,622)        (56,041)
--------------------------------------------------------------------------------------------------------------


Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED DECEMBER 31 AND FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2007 (UNAUDITED)

                                  Net                                                                  Net
          Net                 Realized and                                                            Asset
         Asset                 Unrealized               Dividends   Distributions     Total           Value,
         Value,      Net         Gains         Total     from Net       from        Dividends          End                 Net
       Beginning  Investment    (Losses)       from     Investment     Capital         and             of       Total  Assets, End
       of Period     Loss     on Securities Operations    Income        Gains     Distributions      Period    Return   of Period
----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

2007*      $9.06   $(0.04) 1    $ 1.39       $ 1.35        $-            $-            $-           $10.41     14.90% + $3,292,857
2006        8.42    (0.07) 1      0.71         0.64         -             -             -             9.06      7.60%    3,044,305
2005        8.06    (0.08) 1      0.44         0.36         -             -             -             8.42      4.47%    3,298,303
2004        8.02    (0.08) 1      0.12         0.04         -             -             -             8.06      0.50%    4,390,461
2003        5.12    (0.07) 1      2.97         2.90         -             -             -             8.02     56.64%    5,866,653
2002        8.49    (0.07)       (3.30)       (3.37)        -             -             -             5.12     (39.69)%  5,419,380

----------------------------------------------------------------------------------------------------------------------------------


                        Ratio
                     of Expenses
                       to Average    Ratio
                      Net Assets    of Net
           Ratio      (Excluding   Investment
        of Expenses   Waivers and    Loss       Portfolio
         to Average     Expense    to Average   Turnover
         Net Assets   Reductions)  Net Assets     Rate
-----------------------------------------------------------

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

2007*       1.07%**     2.68%**     (0.92)%**    93.83% +
2006        1.07%       2.46%       (0.83)%     299.96%
2005        1.20%       2.39%       (1.01)%      64.42%
2004        1.20%       1.94%       (1.13)%      80.70%
2003        1.20%       1.79%       (1.13)%      67.82%
2002        1.20%       1.69%       (1.15)%     114.11%

-----------------------------------------------------------

* For the six-month period ended June 30, 2007.

** Ratios for periods less than one year have been annualized.

+ Total return and portfolio turnover rate are for the period indicated and have not been annualized.

1 Per share calculations were performed using the average shares for the period.


Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Small Cap Growth Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value
Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Small Cap Portfolio, and the Old Mutual Columbus Circle Technology and Communications Portfolio, (each a "Portfolio" and, collectively, the "Portfolios").

The Small Cap Growth Portfolio is classified as a diversified management investment company. The financial statements for the Small Cap Growth Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At June 30, 2007, 100% of the outstanding shares of the Small Cap Growth Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Small Cap Growth Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Small Cap Growth Portfolio had no outstanding futures contracts as of June 30, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Small Cap Growth Portfolio had no outstanding options contracts as of June 30, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended June 30, 2007, no interest was earned by the Trust under this arrangement.

AS OF JUNE 30, 2007 (UNAUDITED)

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as the investment advisor to each Portfolio, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Trust's previous advisor, subject to shareholder approval of a management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is, in turn, a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate based on the average daily net assets of each Portfolio as set forth in the table below. The Management Fee paid to Old Mutual Capital under the terms of the Interim Agreement and Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio to the former advisor.

                                                               Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap
     Growth Portfolio               0.95%         0.90%         0.85%         0.80%         0.75%         0.70%         0.65%


Expense Limitation Agreement - In the interest of limiting expenses of the Small Cap Growth Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Small Cap Growth Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Small Cap Growth Portfolio to the extent necessary to limit the total annual operating expenses to no more than 1.07% of the Small Cap Growth Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Small Cap Growth Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Small Cap Growth Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Small Cap Growth Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Small Cap Growth Portfolio to exceed 1.07%. Consequently, no reimbursement by the Small Cap Growth Portfolio will be made unless: (i) the Small Cap Growth Portfolio's assets exceed $75 million; (ii) the Small Cap Growth Portfolio's total annual operating expense ratio is less than 1.07%, and
(iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Small Cap Growth Portfolio for which the Advisor may seek reimbursement was $44,591 (expiring December 31, 2009) and $25,076 (expiring December 31, 2010). As of June 30, 2007, the net assets of the Small Cap Growth Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Small Cap Growth Portfolio, and the Advisor entered into an interim sub-advisory agreement with Copper Rock Capital Partners, LLC Inc. to provide sub-advisory services to the Small Cap Growth Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Small Cap Growth Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees are calculated as follows:

                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion $1.5 billion
                                    less than     to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap
     Growth Portfolio               0.60%         0.55%         0.50%         0.45%         0.40%         0.35%         0.30%


From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. Pursuant to the provisions of the Sub-Administrative Agreement, written notice has been provided to the Sub-Administrator of the intent to terminate the Sub-Administrative Agreement, effective as of December 31, 2007.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios. Pursuant to the provisions of the Mutual Fund Custody Agreement (the "Custody Agreement") with U.S. Bank, N.A., the Trust has provided written notice to U.S. Bank, N.A. of its intention to terminate the Custody Agreement, effective as of November 2, 2007. The Board has approved the appointment of the Bank of New York Mellon to serve as custodian, following termination of the Custody Agreement with U.S. Bank, N.A.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Small Cap Growth Portfolio for the six-month period ended June 30, 2007, were $2,920,605 and $3,192,233, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The Small Cap Growth Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

AS OF JUNE 30, 2007 (UNAUDITED)

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:

                    Decrease                Increase Undistributed Net
                 Paid-In Capital                Investment Income
--------------------------------------------------------------------------------
                   $(26,615)                         $26,615
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the components of accumulated losses were as follows:

Capital loss carryforwards expiring:
--------------------------------------------------------------------------------
     December 2010                                                 $  (945,292)
     December 2011                                                    (750,922)
     Unrealized appreciation                                           365,903
--------------------------------------------------------------------------------
                                                                   $(1,330,311)
--------------------------------------------------------------------------------

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Small Cap Growth Portfolio utilized $1,008,080 of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Small Cap Growth Portfolio for federal income tax purposes at June 30, 2007 were as follows:

                                                                               Net
             Federal           Unrealized             Unrealized             Unrealized
             Tax Cost         Appreciation           Depreciation           Appreciation
-------------------------------------------------------------------------------------------
            $2,809,495          $543,678               $(60,795)              $482,883


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Small Cap Growth Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Small Cap Growth Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Small Company Risk - The Small Cap Growth Portfolio invests in small-size companies. While small-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Small Cap Growth Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Small Cap Growth Portfolio's growth style of investing, and the Small Cap Growth Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Small Cap Growth Portfolio may overweight specific industries within certain sectors, which may cause the Small Cap Growth Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Small Cap Growth Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

In the normal course of business, the Small Cap Growth Portfolio enters into various contracts that provide for general indemnifications. The Small Cap Growth Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Small Cap Growth Portfolio. However, based on experience, the Small Cap Growth Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended June 30, 2007.

8. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust's Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JUNE 30, 2007 (UNAUDITED)

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. Based on its analysis, the Advisor has determined that the adoption of FIN 48 did not have a material impact on the Portfolio's financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Small Cap Growth Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http:// www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - June 30, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Small Cap Growth Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Small Cap Growth Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Small Cap Growth Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Small Cap Growth Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Small Cap Growth Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                          Annualized
                                                                            Expense            Expenses
                                    Beginning               Ending          Ratios               Paid
                                     Account                Account         For the             During
                                      Value                  Value         Six-Month           Six-Month
                                     1/1/07                 6/30/07          Period             Period*
----------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Growth Portfolio
     Actual Portfolio Return        $1,000.00             $1,149.00           1.07%              $5.70
     Hypothetical 5% Return          1,000.00              1,019.49           1.07%               5.36
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Small Cap Growth Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[OLD MUTUAL INSURANCE SERIES FUND LOGO]



CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND


BY TELEPHONE

     888-772-2888

BY MAIL

     Old Mutual Insurance Series Fund
     P.O. Box 219534
     Kansas City, MO 64121-9534

IN PERSON

     4643 South Ulster Street, Suite 600
     Denver, CO 80237

ON THE INTERNET

     oldmutualfunds.com

This semi-annual report is intended for the general information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888-772-2888 toll-free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-110 07/2007

Item 2. Code of Ethics.

        Not applicable to semiannual reports.


Item 3. Audit Committee Financial Expert.

        Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

        Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants.

        Not applicable.

Item 6. Schedule of Investments.

        SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

        Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

        No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after Old Mutual Insurance Series Fund (the "registrant") last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.  Controls and Procedures.

        (a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

        (b) During the quarter ended June 30, 2007, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

        (a)(1) Not applicable to semiannual reports.

        (a)(2) Attached hereto as Exhibit EX-99.CERT.

        (a)(3) Not applicable.

        (b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL INSURANCE SERIES FUND

By: /s/ Julian F. Sluyters

   Julian F. Sluyters, President

Date: August 10, 2007


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Julian F. Sluyters

   Julian F. Sluyters, Principal Executive Officer

Date: August 10, 2007


By: /s/ Robert T. Kelly

    Robert T. Kelly, Principal Financial Officer

Date:  August 10, 2007